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                                                                    EXHIBIT 99.1

                                                                       EXECUTION







                            SEQUOIA MORTGAGE TRUST 7

                                     Issuer

                                 HSBC BANK USA,

                                     Trustee

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                                 Master Servicer

                                    INDENTURE

                             Dated as of May 1, 2002

                                   Relating to

                            SEQUOIA MORTGAGE TRUST 7

                          COLLATERALIZED MORTGAGE BONDS


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                                TABLE OF CONTENTS



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PARTIES......................................................................................6

PRELIMINARY STATEMENT........................................................................6

GRANTING CLAUSE..............................................................................6

ARTICLE I DEFINITIONS........................................................................7
   Section 1.01.     GENERAL DEFINITIONS.....................................................7

ARTICLE II THE BONDS........................................................................37
   Section 2.01.     FORMS GENERALLY........................................................37
   Section 2.02.     FORMS OF BONDS AND CERTIFICATE OF AUTHENTICATION.......................37
   Section 2.03.     BONDS ISSUABLE IN CLASSES; PROVISIONS WITH RESPECT
                     TO PRINCIPAL AND INTEREST PAYMENTS.....................................38
   Section 2.04.     DENOMINATIONS..........................................................40
   Section 2.05.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.........................40
   Section 2.06.     TEMPORARY BONDS........................................................41
   Section 2.07.     REGISTRATION, REGISTRATION OF TRANSFER AND
                     EXCHANGE...............................................................42
   Section 2.08.     MUTILATED, DESTROYED, LOST OR STOLEN BONDS.............................45
   Section 2.09.     PAYMENTS OF PRINCIPAL AND INTEREST.....................................45
   Section 2.10.     PERSONS DEEMED OWNERS..................................................46
   Section 2.11.     CANCELLATION...........................................................47
   Section 2.12.     AUTHENTICATION AND DELIVERY OF BONDS...................................47
   Section 2.13.     MATTERS RELATING TO BOOK ENTRY BONDS...................................48
   Section 2.14.     TERMINATION OF BOOK ENTRY SYSTEM.......................................49
   Section 2.15.     ALLOCATION OF LOSSES...................................................50
   Section 2.16.     REPORTS TO BONDHOLDERS.................................................50
   Section 2.17.     PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT...................53
   Section 2.18.     BASIS RISK RESERVE FUNDS...............................................53
   Section 2.19.     DELIVERY OF SUBSEQUENT MORTGAGE LOANS..................................54
   Section 2.20.     DETERMINATION OF LIBOR.................................................55

ARTICLE III COVENANTS.......................................................................56
   Section 3.01.     PAYMENT OF BONDS.......................................................56
   Section 3.02.     MAINTENANCE OF OFFICE OR AGENCY........................................56
   Section 3.03.     MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST............................56
   Section 3.04.     EXISTENCE OF ISSUER....................................................58
   Section 3.05.     PROTECTION OF TRUST ESTATE.............................................59
   Section 3.06.     OPINIONS AS TO TRUST ESTATE............................................59
   Section 3.07.     PERFORMANCE OF ISSUER AND MASTER SERVICER OBLIGATIONS..................60
   Section 3.08.     INVESTMENT COMPANY ACT.................................................62
   Section 3.09.     NEGATIVE COVENANTS.....................................................62
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   Section 3.10.     ANNUAL STATEMENT AS TO COMPLIANCE......................................62
   Section 3.11.     RECORDING OF ASSIGNMENTS...............................................63
   Section 3.12.     LIMITATION OF LIABILITY OF WILMINGTON TRUST
                     COMPANY................................................................63
   Section 3.13.     REPRESENTATIONS AND WARRANTIES OF THE ISSUER REGARDING THE LIEN OF
                     BONDHOLDERS............................................................63
   Section 3.14.     REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER..................64
   Section 3.15.     MERGER OR CONSOLIDATION OF THE MASTER SERVICER.........................66
   Section 3.16.     RESIGNATION OF THE MASTER SERVICER.....................................66
   Section 3.17.     ASSIGNMENT OR DELEGATION OF DUTIES BY THE MASTER SERVICER..............66
   Section 3.18.     LIMITATION ON LIABILITY OF MASTER SERVICER AND OTHERS..................67
   Section 3.19.     INDEMNIFICATION; THIRD-PARTY CLAIMS....................................67
   Section 3.20.     MASTER SERVICER DEFAULT................................................67
   Section 3.21.     COMPENSATION TO MASTER SERVICER........................................70

ARTICLE IV SATISFACTION AND DISCHARGE.......................................................71
   Section 4.01.     SATISFACTION AND DISCHARGE OF INDENTURE................................71
   Section 4.02.     APPLICATION OF TRUST MONEY.............................................72

ARTICLE V DEFAULTS AND REMEDIES.............................................................72
   Section 5.01.     EVENT OF DEFAULT.......................................................72
   Section 5.02.     ACCELERATION OF MATURITY; RESCISSION AND
                     ANNULMENT..............................................................74
   Section 5.03.     COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE........75
   Section 5.04.     REMEDIES...............................................................75
   Section 5.05.     [RESERVED].............................................................76
   Section 5.06.     TRUSTEE MAY FILE PROOFS OF CLAIM.......................................76
   Section 5.07.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.................76
   Section 5.08.     APPLICATION OF MONEY COLLECTED.........................................77
   Section 5.09.     LIMITATION ON SUITS....................................................77
   Section 5.10.     UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST..78
   Section 5.11.     RESTORATION OF RIGHTS AND REMEDIES.....................................78
   Section 5.12.     RIGHTS AND REMEDIES CUMULATIVE.........................................78
   Section 5.13.     DELAY OR OMISSION NOT WAIVER...........................................79
   Section 5.14.     CONTROL BY BONDHOLDERS.................................................79
   Section 5.15.     WAIVER OF PAST DEFAULTS................................................79
   Section 5.16.     UNDERTAKING FOR COSTS..................................................80
   Section 5.17.     WAIVER OF STAY OR EXTENSION LAWS.......................................80
   Section 5.18.     SALE OF TRUST ESTATE...................................................80
   Section 5.19.     ACTION ON BONDS........................................................82
   Section 5.20.     VOTING RIGHTS..........................................................82
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ARTICLE VI THE TRUSTEE......................................................................82
   Section 6.01.     DUTIES OF TRUSTEE......................................................82
   Section 6.02.     NOTICE OF DEFAULT......................................................83
   Section 6.03.     RIGHTS OF TRUSTEE......................................................84
   Section 6.04.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS......................85
   Section 6.05.     MAY HOLD BONDS.........................................................85
   Section 6.06.     MONEY HELD IN TRUST....................................................86
   Section 6.07.     COMPENSATION AND REIMBURSEMENT.........................................86
   Section 6.08.     ELIGIBILITY; DISQUALIFICATION..........................................87
   Section 6.09.     TRUSTEE'S CAPITAL AND SURPLUS..........................................87
   Section 6.10.     RESIGNATION AND REMOVAL; APPOINTMENT OF
                     SUCCESSOR..............................................................87
   Section 6.11.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.................................88
   Section 6.12.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                     TO BUSINESS OF TRUSTEE.................................................89
   Section 6.13.     PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER........................89
   Section 6.14.     CO-TRUSTEES AND SEPARATE TRUSTEES......................................89
   Section 6.15.     AUTHENTICATING AGENTS..................................................90
   Section 6.16.     RIGHTS AND LIMITATIONS ON LIABILITY OF AGENTS..........................91

ARTICLE VII BONDHOLDERS' LISTS AND REPORTS..................................................92
   Section 7.01.     ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS...........92
   Section 7.02.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO BONDHOLDERS.............92
   Section 7.03.     REPORTS BY TRUSTEE.....................................................92
   Section 7.04.     REPORTS BY ISSUER......................................................93
   Section 7.05.     NOTICE TO THE RATING AGENCIES..........................................93

ARTICLE VIII ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES.....................93
   Section 8.01.     COLLECTION OF MONEYS...................................................93
   Section 8.02.     DISTRIBUTION ACCOUNT...................................................94
   Section 8.03.     GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS..........................95
   Section 8.04.     PURCHASES OF DEFECTIVE MORTGAGE LOANS..................................96
   Section 8.05.     PURCHASES OF CONVERTED MORTGAGE LOANS..................................98
   Section 8.06.     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO
                     THE MORTGAGE LOANS.....................................................98
   Section 8.07.     RESERVED...............................................................99
   Section 8.08.     REPORTS BY TRUSTEE.....................................................99
   Section 8.09.     TRUST ESTATE; RELEASE AND DELIVERY OF MORTGAGE DOCUMENTS...............99
   Section 8.10.     SERVICERS AS AGENTS AND BAILEES OF TRUSTEE............................100
   Section 8.11.     ADVANCES BY MASTER SERVICER AND SERVICERS.............................100
   Section 8.12.     PAYMENTS IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS.................100

ARTICLE IX SUPPLEMENTAL INDENTURES.........................................................101
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   Section 9.01.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS................101
   Section 9.02.     SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS...................101
   Section 9.03.     EXECUTION OF SUPPLEMENTAL INDENTURES..................................103
   Section 9.04.     EFFECT OF SUPPLEMENTAL INDENTURES.....................................103
   Section 9.05.     CONFORMITY WITH TRUST INDENTURE ACT...................................103
   Section 9.06.     REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.........................103
   Section 9.07.     AMENDMENTS TO DEPOSIT TRUST AGREEMENT OR
                     SERVICING AGREEMENTS..................................................103

ARTICLE X REDEMPTION OF BONDS..............................................................104
   Section 10.01.    REDEMPTION............................................................104
   Section 10.02.    FORM OF REDEMPTION NOTICE.............................................105
   Section 10.03.    BONDS PAYABLE ON REDEMPTION DATE......................................105
   Section 10.04.    RETENTION OF BONDS BY ISSUER..........................................105

ARTICLE XI REMIC PROVISIONS................................................................106
   Section 11.01.    TIERED REMIC STRUCTURE................................................106
   Section 11.02.    REMIC ADMINISTRATION..................................................108
   Section 11.03.    PROHIBITED TRANSACTIONS AND ACTIVITIES................................110
   Section 11.04.    INDEMNIFICATION WITH RESPECT TO PROHIBITED TRANSACTIONS OR LOSS OF
                     REMIC STATUS..........................................................111
   Section 11.05.    REO PROPERTY..........................................................111
   Section 11.06.    TAX CLASSIFICATION OF THE BASIS RISK RESERVE FUNDS....................112
   Section 11.07.    REMIC LIQUIDATION.....................................................112

ARTICLE XII MISCELLANEOUS..................................................................112
   Section 12.01.    COMPLIANCE CERTIFICATES AND OPINIONS..................................112
   Section 12.02.    FORM OF DOCUMENTS DELIVERED TO TRUSTEE................................113
   Section 12.03.    ACTS OF BONDHOLDERS...................................................114
   Section 12.04.    NOTICES, ETC. TO TRUSTEE, MASTER SERVICER AND
                     ISSUER................................................................115
   Section 12.05.    NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.................115
   Section 12.06.    RULES BY TRUSTEE AND AGENTS...........................................116
   Section 12.07.    CONFLICT WITH TRUST INDENTURE ACT.....................................116
   Section 12.08.    EFFECT OF HEADINGS AND TABLE OF CONTENTS..............................116
   Section 12.09.    SUCCESSORS AND ASSIGNS................................................116
   Section 12.10.    SEPARABILITY..........................................................116
   Section 12.11.    BENEFITS OF INDENTURE.................................................116
   Section 12.12.    LEGAL HOLIDAYS........................................................117
   Section 12.13.    GOVERNING LAW.........................................................117
   Section 12.14.    COUNTERPARTS..........................................................117
   Section 12.15.    RECORDING OF INDENTURE................................................117
   Section 12.16.    ISSUER OBLIGATION.....................................................117
   Section 12.17.    INSPECTION............................................................117
   Section 12.18.    USURY.................................................................118
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
   Section 12.19.    NO PETITION...........................................................118

SCHEDULE A     --   Schedule of Mortgage Loans

EXHIBIT I      --   Letter Agreement with the Depository

EXHIBIT II     --   Form of Face of Class A Bond

EXHIBIT III    --   Form of Face of Class X-1 and Class X-2 Bonds

EXHIBIT IV     --   Form of Face of Subordinate Bonds

EXHIBIT V      --   Form of Face of Class A-R Bond

EXHIBIT VI     --   Form of Reverse of Bonds

EXHIBIT VII    --   Form of Investment Letter for Holders of the Private Bonds

EXHIBIT VIII   --   Form of Transfer Affidavit for Class A-R Bond

EXHIBIT IX     --   ERISA Representation Letter

EXHIBIT X      --   Mortgage Loan Representations and Warranties

EXHIBIT XI     --   List of Servicing Agreements

EXHIBIT XII    --   List of Purchase Agreements

EXHIBIT XIII   --   List of Limited Purpose Surety Bonds
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                                       v

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                                     PARTIES

        INDENTURE, dated as of May 1, 2002 (as amended or supplemented from time to time as permitted hereby, the "Indenture"), among Sequoia Mortgage Trust 7 (herein, together with its permitted successors and assigns, called the "Issuer"), a statutory business trust created under the Deposit Trust Agreement (as defined herein), HSBC Bank USA, a New York banking corporation, as trustee (together with its permitted successors in the trusts hereunder, the "Trustee") and Wells Fargo Bank Minnesota, National Association, a national banking association, as master servicer (together with its permitted successors and assigns, the "Master Servicer") and as Agent.


                              PRELIMINARY STATEMENT

        The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Collateralized Mortgage Bonds, (the "Bonds"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Bonds. The Issuer and the Master Servicer are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

        All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.


                                 GRANTING CLAUSE

        The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Bonds, all of the Issuer's right, title and interest in and to (a) the Initial Mortgage Loans identified in Schedule A to this Indenture, including the related Mortgage Documents, which the Issuer has caused to be delivered to the Trustee herewith, and all interest and principal received or receivable by the Issuer on or with respect to the such Mortgage Loans after the Cut-Off Date and all interest and principal payments on the such Mortgage Loans received prior to the Cut-Off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on such Mortgage Loans on or before the Cut-Off Date, and all other proceeds received in respect of such Mortgage Loans, (b) the Issuer's rights under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, and the Mortgage Loan Purchase and Sale Agreement, (c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Custodial Accounts and the Pledged Accounts (exclusive of any earnings on investments made with funds deposited in the Distribution Account), (e) property that secured a Mortgage Loan that has become an REO Property, (f) any Subsequent Mortgage Loans, including the related Mortgage Documents, which the Issuer may cause to be delivered to the Trustee, and all interest and principal received or receivable and principal payments on such Subsequent Mortgage Loans after the Subsequent Cut-Off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Subsequent Mortgage Loans on or before the Subsequent Cut-Off Date, and all other proceeds received in respect of such Subsequent Mortgage Loans, (g) the pledge, control and guaranty agreements and the Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans, and (h) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation




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Proceeds and condemnation awards. In addition, the Holders of the Class X-1 and
Class X-2 Bonds hereby Grant to the Trustee, for the exclusive benefit of the Holders of the LIBOR Bonds, all of such Holders' right, title and interest in and to the related Basis Risk Reserve Fund to the extent provided herein. Such Grants are made in trust, to secure the (i) the payment of all sums payable under this Indenture with respect to the Bonds, and (ii) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

        The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Holders of the Bonds may be adequately and effectively protected.


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. GENERAL DEFINITIONS.

        Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Trustee or of which the Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Trustee is deemed to have notice or knowledge. All other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

        "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

        "ACCRUAL PERIOD": As to each Class of LIBOR Bonds and any Payment Date, the period commencing on the 20th day of the month immediately preceding the month in which such Payment Date occurs and ending on the 19th day of the month in which such Payment Date occurs; provided, however, that the first Accrual Period shall be the 21-day period beginning on the Closing Date and ending on June 19, 2002. The "Accrual Period" applicable to the Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class A-R, Class X-1 and Class X-2 Bonds and to each Class of Lower-Tier Interests shall be the calendar month immediately preceding the month in which the related Payment Date occurs. Interest shall accrue on all Classes of Bonds and on all Lower-Tier Interests, on the basis of a 360-day year consisting of twelve 30-day months.

        "ACKNOWLEDGEMENTS": The Assignment, Assumption and Recognition Agreements, dated May 29, 2002, assigning rights under the Purchase Agreements and the Servicing Agreements from the Seller to the Depositor, from the Depositor to the Issuer and from the Issuer to the Trustee.

        "ACT":  With respect to any Bondholder, as defined in Section 12.03.




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        "ADDITIONAL COLLATERAL": With respect to any Additional Collateral
Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreement.

        "ADDITIONAL COLLATERAL MORTGAGE LOAN": Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

        "ADJUSTMENT DATE": As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts, in accordance with the terms of the related Mortgage Note.

        "ADVANCE": The payments required to be made by the Master Servicer or the Servicers with respect to any Payment Date pursuant to this Indenture or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and/or the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicers have determined would constitute Nonrecoverable Advances if advanced.

        "AFFILIATE": With respect to any Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "AGENT":  Any Bond Registrar, Paying Agent or Authenticating  Agent.

        "AGGREGATE SENIOR PERCENTAGE": As to any Payment Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Amount of the Class A, Class A-R, Class X-1 and Class X-2 Bonds and the denominator of which is the Assumed Principal Balance for such Payment Date, but in no event greater than 100%.

        "AGGREGATE SUBORDINATE PERCENTAGE": As to any Payment Date, the difference between 100% and the Aggregate Senior Percentage for such Payment Date, but in no event less than zero.

        "ALLOCABLE SHARE": With respect to each Class of Subordinate Bonds and any Payment Date, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of such Class, and the denominator of which is the aggregate of the Class Principal Amounts of each Class of Subordinate Bonds.

        "APPLICABLE STATE AND/OR LOCAL TAX LAW": For purposes hereof, the Applicable State and/or Local Tax Law shall be (a) the tax laws of the State of New York; and (b) such other state or local tax laws whose applicability shall have been brought to the attention of the Trustee by either (i) an opinion of counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state or local tax laws.




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        "APPRAISED VALUE": With respect to any Mortgage Loan, the Appraised
Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

        "ASSIGNMENTS": Collectively (i) the original instrument of assignment of a Mortgage, including any interim assignments, from the originator or any other holder of any Mortgage Loan, and (ii) the original instrument of assignment of such Mortgage, made to the Issuer in blank (which in either case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages as well and which may also, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Trustee).

        "ASSUMED PRINCIPAL BALANCE" As of any date of determination, the sum of the Pool Stated Principal Balance and the Pre-Funded Amount for such date.

        "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Trustee at the request of the Issuer pursuant to Section 6.15, until any successor Authenticating Agent for the Bonds is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be Wells Fargo Bank Minnesota, National Association, for so long as it is acting as Master Servicer under this Indenture.

        "AUTHORIZED OFFICER": Any officer of the Owner Trustee who is authorized to act for the Owner Trustee in respect of the Issuer and whose name appears on a list of such authorized officers furnished by the Owner Trustee to the Trustee, as such list may be amended or supplemented from time to time, and any officer of the Issuer who is authorized to act pursuant to the Deposit Trust Agreement and whose name appears on a list furnished by the Depositor to the Owner Trustee and the Trustee, as such list may be amended or supplemented from time to time.

        "AVAILABLE PAYMENT AMOUNT": With respect to any Payment Date, the total amount of all cash received by the Master Servicer on the Mortgage Loans from each Servicer or otherwise in respect of such Payment Date, including (1) all scheduled installments of interest (net of the related Servicing Fees) and principal collected on the Mortgage Loans and due during the Due Period related to such Payment Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds and the proceeds of any Additional Collateral, in each case for such Payment Date, (3) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls and (5) the aggregate Purchase Price of all Defective Mortgage Loans and Converted Mortgage Loans purchased from the Trust Estate during the related Prepayment Period, minus:

               (A) all fees, charges and other amounts payable or reimbursable to the Master Servicer, the Indenture Trustee or any Agent under this Indenture, up to an aggregate maximum amount of $200,000 annually, or by the Servicers under the Servicing Agreements;

               (B) in the case of (2), (3), (4) and (5) above, any unreimbursed expenses incurred by the Servicers in connection with a liquidation or foreclosure and any unreimbursed Advances or Servicing Advances due to the Master Servicer or the Servicers;

               (C) any unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers; and

               (D) in the case of (1) through (4) above, any amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

        "BANKRUPTCY CODE": The United States Bankruptcy Reform Act of 1978, as amended.

        "BANKRUPTCY LOSS": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction as reported by the related Servicer to the Master Servicer.

        "BANKRUPTCY LOSS COVERAGE AMOUNT": As of any Payment Date, the Initial Bankruptcy Loss Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses allocated to the Bonds since the Cut-Off Date; provided, however, that the Bankruptcy Loss Coverage Amount may also be reduced pursuant to a letter from each Rating Agency to the Trustee to the effect that any such reduction shall not result in a downgrading of the then current ratings assigned by such Rating Agency to the Senior Bonds.

        "BANKRUPTCY LOSS COVERAGE TERMINATION DATE": The date on which the Bankruptcy Loss Coverage Amount is reduced to zero.

        "BASIS RISK DEPOSIT": For any Payment Date, an amount to be deposited into each of the Basis Risk Reserve Funds pursuant to section 2.03(b)(2) equal in the aggregate to the greater of (i) the sum of (a) any Basis Risk Shortfalls for such Payment Date and (b) any Unpaid Basis Risk Shortfalls as of such Payment Date, and (ii) the amount, if any, required to cause the aggregate balance in the Basis Risk Reserve Funds to equal $10,000 (taking into account amounts already on deposit therein), provided however, that the Basis Risk Deposit for any Payment Date for either Basis Risk Reserve Fund shall not exceed the Interest Payment Amount for the related Class of Bonds for such Payment Date. The amount of the Basis Risk Deposit for any Payment Date shall be allocated between the Class X-1 and Class X-2 Bonds in proportion to the Current Interest due on each such Class of Bonds for such Payment Date.

        "BASIS RISK RESERVE FUND": Each of the Class X-1 Basis Risk Reserve Fund and the Class X-2 Basis Risk Reserve Fund.

        "BASIS RISK SHORTFALL": With respect to any Payment Date and any Class of LIBOR Bonds, the excess of (i) the amount of Current Interest that would have been payable on such Class for such Payment Date if the Bond Interest Rate for such Class were determined without regard to clause (ii) in the definition thereof, over (ii) the Interest Payment Amount actually payable on such Class on such Payment Date.

        "BBA": The British Banker's Association.

        "BENEFICIAL OWNER": With respect to a Book Entry Bond, the Person who is the beneficial owner of such Book Entry Bond.

        "BOND INTEREST RATES": For each Accrual Period and each Class of Bonds, the following per annum rates:

           - Class A Bonds: the least of (i) LIBOR plus 0.34% (the "A Margin"), (ii) the Net WAC and (iii) 11.00%;

           - Class B-1 Bonds: the least of (i) LIBOR plus 0.75% (the "B-1 Margin"), (ii) the Net WAC and (iii) 11.00%;

           -   Class B-2 Bonds: the Net WAC for such Accrual Period;

           -   Class B-3 Bonds: the Net WAC for such Accrual Period;

           -   Class B-4 Bonds: the Net WAC for such Accrual Period;

           -   Class B-5 Bonds: the Net WAC for such Accrual Period;

           -   Class B-6 Bonds: the Net WAC for such Accrual Period;

           -   Class A-R Bonds: the Net WAC for such Accrual Period;

           - Class X-1 Bonds: the excess of (i) the Net WAC of the One-Month LIBOR Loans as of the related Due Date over (ii) the weighted average of the Bond Interest Rates for the LIBOR Bonds for such Accrual Period (weighted on the basis of their outstanding Class Principal Amounts); and

           - Class X-2 Bonds: the excess of (i) the Net WAC of the Six-Month LIBOR Loans as of the related Due Date over (ii) the weighted average of the Bond Interest Rates for the LIBOR Bonds for such Accrual Period (weighted on the basis of their outstanding Class Principal Amounts).

The foregoing notwithstanding, if the option to sell the Mortgage Loans and redeem the Bonds pursuant to Article X is not exercised by the Issuer on the Clean-up Call Date, then on all succeeding Payment Dates, the A Margin shall be increased to 0.68%; and the B-1 Margin shall be increased to 1.125%.

        "BOND PAYMENT AMOUNT": As to any Payment Date, an amount equal to the sum of (i) the Interest Payment Amount for each Class of Bonds; and, (ii) the Principal Payment Amount for such Payment Date.

        "BOND PRINCIPAL AMOUNT": As to any Bond or Payment Date, the Bond Principal Amount for such Bond as of the Closing Date as reduced by all amounts previously distributed on that Bond in respect of principal and the principal portion of any losses previously allocated to that Bond pursuant to Section 2.15. The Bond Principal Amount of a Class of Subordinate Bonds shall be additionally reduced by allocation of any Subordinate Bond Writedown Amount.

        "BOND REGISTER" AND "BOND REGISTRAR": As defined in Section 2.07.

        "BONDHOLDER" OR "HOLDER": The Person in whose name a Bond is registered in the Bond Register.

        "BONDS": Any bonds authorized by, and authenticated and delivered under, this Indenture.

        "BOOK ENTRY BONDS": Each Class of Bonds other than the Class A-R Bonds and the Private Bonds.

        "BOOK ENTRY TERMINATION": The occurrence of any of the following events:
(i) the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Bonds, and the Issuer is unable to locate a qualified successor or (ii) the Issuer at its option advises the Trustee and the Bond Registrar in writing that it elects to terminate the book-entry system through the Depository.

        "BUSINESS DAY": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York or the States of Maryland or Minnesota or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

        "CAPITALIZED INTEREST ACCOUNT": The account created and maintained with the Trustee pursuant to Section 2.17.

        "CAPITALIZED INTEREST REQUIREMENT": As to any Payment Date to and including the Payment Date immediately following the end of the Pre-Funding Period, the product of (x) the excess of (a) the Pre-Funded Amount on the Closing Date over (b) the aggregate of the Stated Principal Balances of Subsequent Mortgage Loans transferred to the Trust Estate prior to such Payment Date that have a monthly payment that will be included in the amounts distributed for such Payment Date, (y) the Net WAC for such Payment Date, and
(z) a fraction, the numerator of which is 30 and the denominator of which is
360. The Capitalized Interest Requirement shall be reduced by the Pre-Funding Account earnings.

        "CLASS": Collectively, all of the Bonds bearing the same class designation. The Bonds are divided into Classes as provided in Section 2.03. In the case of the Lower-Tier REMIC, the term "Class" refers to all Lower-Tier Interests having the same alphanumeric designation.

        "CLASS NOTIONAL AMOUNT": As of any Payment Date (i) with respect to the Class X-1 Bonds, an amount equal to the product of (w) the sum of the Class Principal Amounts of the LIBOR Bonds immediately before such Payment Date and
(x) the Class X-1 Percentage for such Payment Date, and (ii) with respect to the Class X-2 Bonds, an amount equal to the product of (y) the sum of the Class Principal Amounts of the LIBOR Bonds immediately before such Payment Date and
(z) the Class X-2 Percentage for such Payment Date.

        "CLASS PRINCIPAL AMOUNT": As to each Class of Bonds, the sum of Bond Principal Amounts of the Bonds of such Class, and as to each Class of Lower-Tier Interests, the balance shown in the table set forth in Section 11.01, as reduced by the principal distributions thereon and the principal portion of any losses previously allocated thereto pursuant to Section 2.15.

        "CLASS SUBORDINATION PERCENTAGE": With respect to each Class of Subordinate Bonds and any Payment Date, the percentage equivalent of a fraction the numerator of which is the Class Principal Amount of such Class immediately before such Payment Date and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Bonds immediately before such Payment Date.

        "CLASS X BOND":  Any Class X-1 or Class X-2 Bond.

        "CLASS X-1 BASIS RISK RESERVE FUND": The Basis Risk Reserve Fund established with respect to the Class X-1 Bond pursuant to Section 2.18.

        "CLASS X-2 BASIS RISK RESERVE FUND": The Basis Risk Reserve Fund established with respect to the Class X-2 Bond pursuant to Section 2.18.

        "CLASS X-1 PERCENTAGE": For any Payment Date, the percentage equivalent of a fraction the numerator of which is (i) the sum or the Stated Principal Balances of the One-Month LIBOR Loans, and the denominator of which is (ii) the sum of the Stated Principal Balances of all of the Mortgage Loans. For purposes of determining the Class X-1 Percentage for any Payment Date, the Stated Principal Balances of the Mortgage Loans shall be determined as of the Due Date of the month preceding the month in which such Payment Date occurs.

        "CLASS X-2 PERCENTAGE": For any Payment Date, the percentage equivalent of a fraction the numerator of which is (i) the sum of the Stated Principal Balances of the Six-Month LIBOR Loans, and the denominator of which is (ii) the sum of the Stated Principal Balances of all of the Mortgage Loans. For purposes of determining the Class X-2 Percentage for any Payment Date, the Stated Principal Balances of the Mortgage Loans shall be determined as of the Due Date of the month preceding the month in which such Payment Date occurs.

        "CLEAN-UP CALL DATE": The first Payment Date on which the Pool Stated Principal Balance is equal to or less than 10% of the Assumed Principal Balance on the Closing Date.

        "CLOSING DATE": May 29, 2002.

        "CODE": The Internal Revenue Code of 1986, including any successor or amendatory provisions.

        "COMMISSION": Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

        "CONTROLLING CLASS": As to any Payment Date, the Senior Bonds, until such Bonds have been retired, and then the Outstanding Class of Subordinate Bonds with the lowest numerical class designation.

        "CONVERTED MORTGAGE LOAN": The meaning specified in Section 8.05.

        "COOPERATIVE CORPORATION": The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

        "COOPERATIVE LOAN": Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

        "COOPERATIVE PROPERTY": The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

        "COOPERATIVE SHARES": Shares issued by a Cooperative Corporation.

        "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee located at 452 Fifth Avenue, New York, New York 10018, Attention:
Trustee Sequoia 7 Collateralized Mortgage Bonds, or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer, or the principal corporate trust office of any successor Trustee. With respect to the Bond Registrar and presentment of Bonds for transfer, exchange or final payment, Wells Fargo Bank Minnesota, National Association, 6th and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Trust, Sequoia 7.

        "CORRESPONDING CLASSES OF BONDS": With respect to each Lower-Tier Regular Interest, the Class or Classes of Bonds appearing opposite such Lower-Tier Regular Interest in Section 11.01.

        "CURRENT INTEREST": For each Class of Bonds on any Payment Date the amount of interest accrued during the related Accrual Period on the related Class Principal Amount immediately prior to that Payment Date (or, in the case of the Class X-1 and Class X-2 Bonds, the Class Notional Amount thereof for that Payment Date) at the applicable Bond Interest Rate. For purposes of the calculation of "Current Interest" on the Class X-1 and Class X-2 Bonds, such Bonds shall not accrue interest on their Class Principal Amounts, but rather on their respective Class Notional Amount.

        "CUSTODIAL ACCOUNTS": Each Custodial Account created under a Servicing Agreement.

        "CUSTODIAN": A Person who is at any time appointed by the Trustee and Issuer as a document custodian for the Mortgage Documents and Trustee Mortgage Files.

        "CUSTODY AGREEMENT": The Custody Agreement, dated as of May 1, 2002, among the Seller, the Issuer, the Trustee and Deutsche Bank National Trust Company, as Custodian.

        "CUT-OFF DATE": May 1, 2002.

        "DEBT SERVICE REDUCTION": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        "DEFAULT": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

        "DEFECTIVE MORTGAGE LOAN": The meaning specified in Section 8.04.

        "DEFICIENT VALUATION": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

        "DEFINITIVE BONDS": Bonds other than Book Entry Bonds.

        "DELETED MORTGAGE LOAN": As defined in a Purchase Agreement.

        "DELINQUENT": Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

        "DENOMINATION": With respect to each Bond, the amount set forth on the face thereof as the "Initial Principal Amount of this Bond".

        "DEPOSIT TRUST AGREEMENT": The Deposit Trust Agreement, dated as of May 1, 2002, between the Owner Trustee and the Depositor, creating the Issuer, as such Deposit Trust Agreement may be amended or supplemented from time to time.

        "DEPOSITOR": Sequoia Mortgage Funding Corporation, a Delaware corporation.

        "DEPOSITORY": The initial Depository with respect to each Class of Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

        "DEPOSITORY PARTICIPANTS": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        "DESIGNATED TELERATE PAGE": The display set forth on the Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service, or such other service that may be nominated by the BBA as the information vendor for the purpose of displaying the BBA's Interest Settlement Rates for deposit in U.S. dollars.

        "DETERMINATION DATE": As to any Payment Date, the 10th day of each month or if such 10th day is not a Business Day the next preceding Business Day.

        "DISTRIBUTION ACCOUNT": The separate Eligible Account created and maintained by the Master Servicer, on behalf of the Trustee, pursuant to Section
8.02 in the name of the Master Servicer for the benefit of the Bondholders and designated "Wells Fargo Bank Minnesota, National Association, in trust for registered holders of Sequoia Mortgage Trust 7, Collateralized Mortgage Bonds." Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Bondholders for the uses and purposes set forth in this Indenture.

        "DISTRIBUTION ACCOUNT DEPOSIT DATE": The 18th day of each calendar month after the initial issuance of the Bonds or, if such 18th day is not a Business Day, the next preceding Business Day, commencing in June 2002.

        "DUE DATE": With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

        "DUE PERIOD": As to any Payment Date the period beginning on the second day of the month preceding the month of such Payment Date, and ending on the first day of the month of such Payment Date.

        "ELIGIBLE ACCOUNT": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Bondholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent or the Master Servicer.

        "ERISA RESTRICTED BOND": Any of the Class B-4, Class B-5 or Class B-6 Bonds.

        "ESCROW ACCOUNT": As defined in Section 1 of each Servicing Agreement.

        "EVENT OF DEFAULT": The meaning specified in Section 5.01.

        "EXCESS LOSS": With respect to any Mortgage Loan, the amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Loss Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Loss Coverage Termination Date.

        "EXPENSE RATE": As to each Mortgage Loan, the sum of the Master Servicing Fee Rate and the related Servicing Fee Rate.

        "FANNIE MAE": Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

        "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        "FITCH": Fitch, Inc., or any successor thereto. For purposes of Section
12.04 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish.

        "FRAUD LOSS COVERAGE AMOUNT": As of the Closing Date, $17,315,901, subject to reduction from time to time by the amount of any Fraud Losses allocated to the Bonds. In addition, on each anniversary of the Cut-Off Date, the Fraud Loss Coverage Amount shall be reduced as follows: (a) on the first anniversary of the Cut-Off Date, to an amount equal to the lesser of (i) 2.00% of the then current Pool Stated Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the Cut-Off Date over the cumulative amount of Fraud Losses allocated to the Bonds since the Cut-Off Date; (b) on the second, third and fourth anniversaries of the Cut-Off Date, to an amount equal to the lesser of (i) 1.00% of the then current Pool Stated Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the immediately preceding anniversary of the Cut-Off Date, over the cumulative amount of Fraud Losses allocated to the Bonds since such preceding anniversary; and (c) on the fifth anniversary of the Cut-Off Date, to zero; provided, however, that the Fraud Loss Coverage Amount may also be reduced pursuant to a letter from each Rating Agency to the Trustee to the effect that any such reduction shall not result in the downgrading of the then current ratings assigned by such Rating Agency to the Classes of Senior Bonds.

        "FRAUD LOSS COVERAGE TERMINATION DATE": The date on which the Fraud Loss Coverage Amount is reduced to zero.

        "FRAUD LOSSES": Realized Losses on any Mortgage Loan sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with that Mortgage Loan, as reported by the related Servicer to the Master Servicer.

        "GRANT": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and related Mortgage Documents, the pledge, control and guaranty agreements and the Limited Purpose Surety Bonds relating to the Additional Collateral Mortgage Loans, any Permitted Investment, the Servicing Agreements, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, condemnation awards, purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

        "HIGHEST LAWFUL RATE": The meaning specified in Section 12.18.

        "HOLDER": The holder of Bonds issued pursuant to this Indenture.

        "INDENTURE" or "THIS INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

        "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Bonds, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and with the approval of the Trustee, which approval shall not be unreasonably withheld, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

        "INDEX": As to each Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

        "INDIVIDUAL BOND": A Bond of an original principal amount of $1,000; a Bond of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Bonds equal to the quotient obtained by dividing such original principal amount by $1,000.

        "INITIAL BANKRUPTCY LOSS COVERAGE AMOUNT": $100,261.

        "INITIAL MORTGAGE LOANS": The Mortgage Loans listed on the Mortgage Loan Schedule and granted to the Trustee on the Closing Date.

        "INSURANCE POLICY": With respect to any Mortgage Loan, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

        "INSURANCE PROCEEDS": Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and the proceeds from any Limited Purpose Surety Bonds.

        "INSURED EXPENSES": Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

        "INTEREST ADJUSTMENT DATE": As to the Mortgage Loans, the date on which the first Adjustment Date occurs.

        "INTEREST PAYMENT AMOUNT": For each Class of Bonds, on any Payment Date, the Current Interest for such Class, as reduced by such Class's share of Net Prepayment Interest Shortfalls, Relief Act Reductions and the interest portion of Excess Losses. Any such shortfalls and losses shall be allocated among all Classes of Bonds, proportionately on the basis of the Interest Payment Amounts otherwise payable thereon.

        "INTEREST SHORTFALL": As to any Class of Bonds and any Payment Date, (i) the amount by which the Interest Payment Amount (as reduced by any Basis Risk Shortfalls) for such Class on such Payment Date and all prior Payment Dates exceeds (ii) amounts distributed in respect thereof to such Class on prior Payment Dates.

        "ISSUER": Sequoia Mortgage Trust 7 formed pursuant to the Deposit Trust Agreement.

        "ISSUER ORDER" and "ISSUER REQUEST": A written order or request that is dated and signed in the name of the Issuer by an Authorized Officer and delivered to the Trustee.

        "LETTER AGREEMENT": With respect to the Book Entry Bonds, the letter agreement among the Issuer, the Paying Agent and the Depository governing book entry transfers of, and certain other matters with respect to, such Book Entry Bonds and attached as Exhibit I hereto.

        "LIBOR": The London Interbank Rate for U.S. dollar deposits determined as provided in Section 2.20.

        "LIBOR BONDS": The Class A and Class B-1 Bonds.

        "LIBOR Business Day": Any day on which banks in London and New York are open for conducting transactions in foreign currency and exchange.

        "LIBOR Determination Date": The second LIBOR Business Day preceding the commencement of each Accrual Period.

        "LIMITED PURPOSE SURETY BONDS": The Limited Purpose Surety Bonds listed in Exhibit XIII.

        "LIQUIDATED MORTGAGE LOAN": With respect to any Payment Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Payment Date and as to which the related Servicer has certified (in accordance with its Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

        "LIQUIDATION PROCEEDS": Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

        "LOAN-TO-VALUE RATIO": With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        "LOWER-TIER INTEREST": Any one of the Lower-Tier Regular Interests or the Lower-Tier Interest R as described in Article XI.

        "LOWER-TIER REMIC": As described in Article XI.

        "MANAGER": Redwood Trust, Inc., a Maryland corporation, in its capacity as manager under the Management Agreement dated as of May 1, 2002 by and between Redwood Trust, Inc., as manager and the Issuer.

        "MARGIN": As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

        "MASTER SERVICER": Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States and any Person succeeding as Master Servicer hereunder.

        "MASTER SERVICER DEFAULT":  The meaning specified in Section 3.20.

        "MASTER SERVICING FEE": With respect to any Payment Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

        "MASTER SERVICING FEE RATE":  0.01% per annum.

        "MATURITY": With respect to any Bond, the date on which the entire unpaid principal amount of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity of the final installment of such principal or by declaration of acceleration, call for redemption or otherwise.

        "MAXIMUM RATE": As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

        "MOODY'S": Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 12.04 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Structured Finance or such other address as Moody's may hereafter furnish.

        "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        "MORTGAGE DOCUMENTS": With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

        "MORTGAGE LOAN PURCHASE AND SALE AGREEMENT": The Mortgage Loan Purchase and Sale Agreement, dated as of May 1, 2002, among the Seller, the Depositor and the Issuer.

        "MORTGAGE LOAN SCHEDULE": The list of Initial Mortgage Loans and the Subsequent Mortgage Loans (as from time to time amended by the Depositor or the Servicers to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of the Servicing Agreements) Granted to the Trustee pursuant to the provisions hereof as part of the Trust Estate and from time to time subject to this Indenture, attached hereto as Schedule I. The Mortgage Loan Schedule shall separately identify the One-Month LIBOR Loans and the Six-Month LIBOR Loans.

        "MORTGAGE LOANS": Such of the Initial Mortgage Loans and the Subsequent Mortgage Loans Granted to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Estate (including any Replacement Mortgage Loans and REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

        "MORTGAGE NOTE": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

        "MORTGAGE RATE": The annual rate of interest borne by a Mortgage Note from time to time.

        "MORTGAGED PROPERTY": The underlying property, including any Additional Collateral, securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

        "MORTGAGOR": The obligor(s) on a Mortgage Note.

        "NET LIQUIDATION PROCEEDS": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, related Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

        "NET MORTGAGE RATE": As to any Mortgage Loan and Payment Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Payment Date reduced by the related Expense Rate.

        "NET PREPAYMENT INTEREST SHORTFALLS": With respect to any Mortgage Loan and any Payment Date, the amount by which any Prepayment Interest Shortfall for such date exceeds the amount payable by the Master Servicer and/or the related Servicers in respect of such shortfall.

        "NET WAC": As to any Payment Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans (or a specified group thereof) as of the Due Date of the month preceding the month of such Payment Date, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Scheduled Payments due on or before such Due Date and Principal Prepayments received prior to such Due Date) at such time. When the term "Net WAC" is used herein with reference to only the One-Month LIBOR Loans or only the Six-Month LIBOR Loans, such weighted average shall be computed with reference solely to the Mortgage Loans in the relevant group.

        "NONRECOVERABLE ADVANCE": Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer's Certificate of the Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

        "NOTIONAL AMOUNT": With respect to a particular Bond of the Class X-1 or Class X-2 Class and any date of determination, the product of (i) the Percentage Interest represented by such Bond and (ii) the Class Notional Amount of the Class X-1 or Class X-2 Bonds, as applicable, on such date.

        "OFFICERS' CERTIFICATE": A certificate signed by two Authorized
Officers.

        "OFFICER'S CERTIFICATE OF THE SERVICER": A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee or the Master Servicer, as required hereby.

        "ONE-MONTH LIBOR LOAN": Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for one-month U.S. dollar deposits.

        "OPERATIVE AGREEMENTS": The meaning ascribed thereto in the Deposit Trust Agreement.

        "OPINION OF COUNSEL": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and who shall be reasonably satisfactory to the Trustee, an Agent or the Master Servicer, as required hereby.

        "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE": With respect to each Class of Subordinate Bonds, the corresponding percentage set forth below opposite its Class designation:

         Class B-1               3.90%
         Class B-2               2.50
         Class B-3               1.50
         Class B-4               0.90
         Class B-5               0.65
         Class B-6               0.45

        "ORIGINAL CAPITALIZED INTEREST AMOUNT": $187,547.

        "ORIGINAL PRE-FUNDED AMOUNT": $101,401,000.

        "ORIGINAL SUBORDINATE PRINCIPAL BALANCE": The aggregate of the initial Class Principal Amounts of the Classes of Subordinate Bonds.

        "OUTSTANDING": As of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture except:

               (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

               (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made;

               (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee or the Bond Registrar is presented that any such Bonds are held by a protected purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

               (iv) Bonds alleged to have been destroyed, lost or stolen for which replacement Bonds have been issued as provided for in Section 2.08;

provided, however, that in determining whether the Holders of the requisite percentage of the aggregate Class Principal Amount of the Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor.

        "OUTSTANDING MORTGAGE LOAN": As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

        "OWNER": Sequoia Mortgage Funding Corporation, as owner of the investor certificate issued pursuant to the Deposit Trust Agreement.

        "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

        "PAYING AGENT": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Bonds on behalf of the Issuer. The initial Paying Agent shall be Wells Fargo Bank Minnesota, National Association, for so long as it is acting as Master Servicer under this Indenture.

        "PAYMENT DATE STATEMENT":  The meaning specified in Section 2.16.

        "PAYMENT DATE": The 20th day of each calendar month after the initial issuance of the Bonds or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in June 2002.

        "PERCENTAGE INTEREST": With respect to a particular Bond of the Class X-1 or Class X-2 Class, the percentage equivalent of a fraction, the numerator of which is such Bond's initial Notional Amount and the denominator of which is the initial Class Notional Amount of the Class X-1 or Class X-2 Bond, respectively.

        "PERMITTED ENCUMBRANCE": Any lien, charge, security interest, mortgage or other encumbrance Granted by the Issuer in the Trust Estate, provided that:

               (i) such lien, charge, security interest, mortgage or encumbrance extends only to a portion of the Trust Estate which is limited to cash deliverable or payable to the Issuer pursuant to Section 8.01 or Section 8.02(d);

               (ii) such lien, charge, security interest, mortgage or other encumbrance secures indebtedness which the Issuer is permitted to incur under the terms of this Indenture; and

               (iii) the beneficiary of such lien, charge, security interest, mortgage or other encumbrance has agreed that in connection with the enforcement thereof it shall not bring any Proceeding seeking, or which would result in, the sale of any portion of the Trust Estate and shall not file any petition for the commencement of insolvency proceedings with respect to the Issuer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any of its property, or seeking an order for the winding up or liquidation of the affairs of the Issuer.

        "PERMITTED INVESTMENTS": At any time, any one or more of the following obligations and securities:

               (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

               (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

               (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

               (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

               (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

               (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

               (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

               (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

               (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Bonds by each Rating Agency including funds for which the Trustee, the Master Servicer or any of its Affiliates is investment manager or adviser;

               (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies; and

               (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies;

               provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or
        (ii) such instrument would require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

        "PERSON": Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "PLEDGED ACCOUNTS": The Distribution Account, each Basis Risk Reserve Fund, the Capitalized Interest Account and the Pre-Funding Account.

        "POOL STATED PRINCIPAL BALANCE": As to any Payment Date, the aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Payment Date.

        "PREDECESSOR BONDS": With respect to any particular Bond of a Class, every previous Bond of that Class evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

        "PRE-FUNDED AMOUNT": As of any date, the balance of funds on deposit in the Pre-Funding Account on such date.

        "PRE-FUNDING ACCOUNT": The account created and maintained with the Trustee pursuant to Section 2.17.

        "PRE-FUNDING PERIOD": The period beginning on the Closing Date and ending on June 28, 2002.

        "PREPAYMENT ASSUMPTION": 20% CPR, as defined in the Prospectus
Supplement.

        "PREPAYMENT INTEREST SHORTFALL": As to any Payment Date and any Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

        "PREPAYMENT PERIOD": As to any Payment Date, the calendar month preceding the month of such Payment Date.

        "PRIMARY MORTGAGE INSURANCE POLICY": Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

        "PRINCIPAL PAYMENT AMOUNT": With respect to any Payment Date, the sum of
(a) each Scheduled Payment of principal collected or advanced on the Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) and due during the related Due Period, (b) that portion of the Purchase Price representing principal of any Mortgage Loans purchased in accordance with Section 8.04 or Section 8.05 hereof and received during the related Prepayment Period, (c) the principal portion of any Substitution Adjustments received during the related Prepayment Period, (d) the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans, (f) the principal portion of the proceeds of any Additional Collateral, (g) the principal portion of all partial and full principal prepayments of Mortgage Loans applied by the Servicers during the related Prepayment Period, and (h) on the Payment Date on which the Trust Estate is to be terminated pursuant to
Article X hereof, that portion of the Redemption Price in respect of principal.

        "PRINCIPAL PREPAYMENT": Any payment of principal on a Mortgage Loan that is received in advance of its scheduled Due Date.

        "PRINCIPAL PREPAYMENT IN FULL": Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

        "PRIVATE BOND": Any of the Class B-4, Class B-5 or Class B-6 Bonds.

        "PRO RATA SENIOR PERCENTAGE": With respect to any Payment Date, the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Amounts of the Classes of Senior Bonds immediately prior to such Payment Date and the denominator of which is the Assumed Principal Balance for such Payment Date.

        "PRO RATA SHARE": As to any Payment Date and any Class of Subordinate Bonds, the portion of the Subordinate Principal Payment Amount allocable to such Class, equal to the product of the (a) Subordinate Principal Payment Amount on such date and (b) a fraction, the numerator of which is the Class Principal Amount of such Class and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Bonds.

        "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

        "PROPRIETARY LEASE": With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

        "PROSPECTUS SUPPLEMENT": The Prospectus Supplement dated May 16, 2002 relating to the initial sale of the Senior Bonds and the Class B-1, Class B-2 and Class B-3 Bonds.

        "PURCHASE AGREEMENTS": The mortgage purchase agreements listed in
Exhibit XII hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

        "PURCHASE PRICE": With respect to any Mortgage Loan required or permitted to be purchased by the Issuer or the Seller or Depositor pursuant to this Indenture, by the Servicers pursuant to the Servicing Agreements, or by the sellers pursuant to the Purchase Agreements, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Bondholders, or such other amount as may be specified in the related Servicing Agreement or Purchase Agreement.

        "RATING AGENCY": Each of S&P, Moody's and Fitch. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

        "REALIZED LOSS": With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Bondholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds and the proceeds of any Additional Collateral, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

        "RECORD DATE": As to any Payment Date (i) with respect to the Book-Entry Bonds, the last Business Day preceding such Payment Date (or the Closing Date, in the case of the first Payment Date), and (ii) in the case of all other Bonds (including Book-Entry Bonds that are subsequently reissued as Definitive Bonds), the last Business Day of the month preceding the month of each Payment Date.

        "REDEMPTION AMOUNT": As defined in Section 10.01(b) hereof.

        "REDEMPTION DATE": Any Payment Date on which Bonds may be redeemed.

        "REDEMPTION PRICE": With respect to any Class of Bonds to be redeemed, an amount equal to 100% of the related Class Principal Amount of the Bonds to be so redeemed, together with interest on such amount at the applicable Bond Interest Rate through the related Accrual Period (as increased by any Interest Shortfalls), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Bonds, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicing Advances and accrued and unpaid Servicing Fees) payable or reimbursable to the Indenture Trustee, each Agent, the Master Servicer and the Servicers pursuant to this Indenture and the Servicing Agreements, or to the Custodian under the Custody Agreement (to the extent such amounts are not paid to the Custodian by the Seller).

        "REDEMPTION RECORD DATE": The meaning specified in Section 10.02.

        "REFINANCING MORTGAGE LOAN": Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

        "RELIEF ACT": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended, and any similar state law.

        "RELIEF ACT REDUCTIONS": With respect to any Payment Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

        "REMIC": A "real estate mortgage investment conduit," as such term is defined in the Code.

        "REMIC PROVISIONS": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

        "REO PROPERTY": A Mortgaged Property acquired by the Trustee through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

        "REPLACEMENT MORTGAGE LOAN": A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the Custodial Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a Mortgage Rate based upon the same Index and a Margin at least equal to and not greater than 50 basis points higher than that of the Deleted Mortgage Loan; (v) have a Maximum Rate that is no less than the Maximum Rate of the Deleted Mortgage Loan;
(vi) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan; (vii) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (ix) comply with each representation and warranty set forth in Article III of each Purchase Agreement; and (x) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of the Trust Estate or would not otherwise be prohibited by this Indenture.

        "REQUEST FOR RELEASE": The Request for Release submitted by the Servicers to the Custodian, substantially in the form attached to the Custodial Agreement.

        "REQUIRED RATINGS": For each Class of Bonds (other than the Class B-6 Bonds) the ratings set forth below from the specified Rating Agency:

                                   MOODY'S     S&P       FITCH
                       CLASS       RATING     RATING     RATING
                       -----       ------     ------     ------
                         A           Aaa        AAA        AAA
                        X-1          Aaa        AAA        AAA
                        X-2          Aaa        AAA        AAA
                        A-R          Aaa        AAA        AAA
                        B-1          Aa2        AA          AA
                        B-2          A2          A          A
                        B-3         Baa2        BBB        BBB
                        B-4          Ba2        BB          BB
                        B-5          B2          B          B

        The Class B-6 Bonds will not be rated by any Rating Agency.

        "RESPONSIBLE OFFICER": With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

        "S&P": Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. For purposes of Section 12.04 the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004,
Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish.

        "SAIF": The Savings Association Insurance Fund, or any successor thereto.

        "SALE": The meaning specified in Section 5.18(a).

        "SCHEDULED PAYMENT": The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

        "SECURITIES ACT": The Securities Act of 1933, as amended.

        "SELLER": Redwood Trust, Inc., a Maryland corporation.

        "SENIOR BOND": Any one of the Class A, Class A-R or Class X Bonds.

        "SENIOR PERCENTAGE": Except as provided in this definition, with respect to any Payment Date before June 2012, 100%. The Senior Percentage for any Payment Date occurring (i) before June 2012 but in or after June 2005 on which the Two Times Test is satisfied, or (ii) in or after June 2012, is the Pro Rata Senior Percentage. If the Two Times Test is satisfied prior to June 2005, the Senior Percentage is the Pro Rata Senior Percentage plus 50% of an amount equal to 100% minus the related Pro Rata Senior Percentage. If on any Payment Date the allocation to the Senior Bonds then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Bonds to below zero, the related Senior Percentage for such Payment Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

        "SENIOR PREPAYMENT PERCENTAGE": With respect to any Payment Date during the ten years beginning on the first Payment Date, 100%. Except as provided herein, the Senior Prepayment Percentage for any Payment Date occurring on or after the tenth anniversary of the first Payment Date shall be as follows: (i) from June 2012 through May 2013, the Senior Percentage plus 70% of the Subordinate Percentage for that Payment Date; (ii) from June 2013 through May 2014, the Senior Percentage plus 60% of the Subordinate Percentage for that Payment Date; (iii) from June 2014 through May 2015, the Senior Percentage plus 40% of the Subordinate Percentage for that Payment Date; (iv) from June 2015 through May 2016, the Senior Percentage plus 20% of the Subordinate Percentage for that Payment Date; and (v) from and after June 2016, the Senior Percentage for that Payment Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless both Step Down Conditions are satisfied; and provided, further, that if on any such Payment Date the Pro Rata Senior Percentage exceeds the initial Pro Rata Senior Percentage, the Senior Prepayment Percentage for that Payment Date shall again equal 100%.

Notwithstanding the above, if on any Payment Date the Two Times Test is satisfied, the Senior Prepayment Percentage shall equal the Senior Percentage for such Payment Date. In addition, if on any Payment Date the allocation to the Senior Bonds then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Bonds to below zero, the related Senior Prepayment Percentage for such Payment Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

        "SENIOR PRINCIPAL PAYMENT AMOUNT": With respect to any Payment Date, the sum of:

               (1) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Payment Amount" for that Payment Date;

               (2) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

                   (x) the Senior Percentage of the Stated Principal Balance of
               that Mortgage Loan and

                   either

                   (y) the Senior Prepayment Percentage of the amount of the Net
               Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan.

                   or

                   (z) if an Excess Loss was sustained with respect to such
               Liquidated Mortgage Loan during such related Prepayment Period, the Senior Percentage of the amount of Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

               (3) the Senior Prepayment Percentage of the amounts described in clause (f) of the definition of "Principal Payment Amount";

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to any Mortgage Loan that is not a Liquidated Mortgage Loan, such Senior Principal Payment Amount shall be reduced on such Payment Date by the Senior Percentage of the principal portion of such Bankruptcy Loss.

        "SERVICER":  Each Servicer under a Servicing Agreement.

        "SERVICER ADVANCE": A "Servicing Advance" as defined in the applicable Servicing Agreement.

        "SERVICING AGREEMENTS": The agreements listed in Exhibit XI, as each such agreement has been modified by the related Acknowledgement and as it may be amended or supplemented from time to time as permitted thereby.

        "SERVICING DEFAULT": An "Event of Default" as defined in any Servicing Agreement.

        "SERVICING FEE": As to each Mortgage Loan and any Payment Date, an amount equal to one month's interest at the applicable Servicing Fee Rate on the outstanding principal balance of such Mortgage Loan, as provided in the Mortgage Loan Schedule.

        "SERVICING FEE RATE": With respect to any Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule for such Mortgage Loan.

        "SERVICING OFFICER": Any officer of the Servicers involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

        "SIX-MONTH LIBOR LOAN": Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for six-month U.S. dollar deposits.

        "SPECIAL HAZARD LOSS": Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, as reported by the related Servicer to the Master Servicer, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

               (a) normal wear and tear;

               (b) fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer, a Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

               (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

               (d) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (e) hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

                   1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                   2. by military, naval or air forces; or

                   3. by an agent of any such government, power, authority or forces;

               (f) any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

               (g) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

        "SPECIAL HAZARD LOSS COVERAGE AMOUNT": With respect to the first Payment Date, $5,771,967. With respect to any Payment Date after the first Payment Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the Stated Principal Balances of the Mortgage Loan, (ii) twice the Stated Principal Balance of the largest Mortgage Loan and (iii) the aggregate of the Stated Principal Balances of the Mortgage Loans secured by Mortgaged Properties located in the single five-digit ZIP code area in the State of California having the highest aggregate Stated Principal Balance of any such ZIP code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the Bonds since the Closing Date; provided, however, that the Special Hazard Loss Coverage Amount may also be reduced pursuant to a letter from each Rating Agency to the Trustee to the effect that any such reduction shall not result in the downgrading of the then current ratings assigned by such Rating Agency to the Classes of Senior Bonds.

        "SPECIAL HAZARD LOSS COVERAGE TERMINATION DATE": The date on which the Special Hazard Loss Coverage Amount is reduced to zero.

        "SPECIAL HAZARD MORTGAGE LOAN": A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

        "STATED MATURITY": With respect to each Class of Bonds, the Payment Date occurring in June 2032.

        "STATED PRINCIPAL BALANCE": As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

        "STEP DOWN CONDITIONS": As of the first Payment Date as to which any decrease in any Senior Prepayment Percentage applies, (i) the outstanding Stated Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Principal Amounts of the Classes of Subordinate Bonds on such Payment Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Payment Date from June 2012 through May 2013, 30% of the Original Subordinate Principal Balance, (b) with respect to each Payment Date from June 2013 through May 2014, 35% of the Original Subordinate Principal Balance, (c) with respect to each Payment Date from June 2014 through May 2015, 40% of the Original Subordinate Principal Balance, (d) with respect to each Payment Date from June 2015 through May 2016, 45% of the Original Subordinate Principal Balance and (e) with respect to each Payment Date from and after June 2016, 50% of the Original Subordinate Principal Balance.

        "SUBORDINATE BOND": Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Bonds.

        "SUBORDINATE BOND WRITEDOWN AMOUNT": The amount described in Section 2.15(c).

        "SUBORDINATE PERCENTAGE": With respect to any Payment Date, the difference between 100% and the Senior Percentage for such Payment Date.

        "SUBORDINATE PREPAYMENT PERCENTAGE": With respect to any Payment Date, the difference between 100% and the Senior Prepayment Percentage for that Payment Date.

        "SUBORDINATE PRINCIPAL PAYMENT AMOUNT": With respect to any Payment Date, an amount equal to the sum of:

                   (1) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Payment Amount" for that Payment Date;

                   (2) with respect to each Mortgage Loan that became a
               Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of "Senior Principal Payment Amount" for that Payment Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan; and

                   (3) the Subordinate Prepayment Percentage of all amounts
               described in clause (f) of the definition of "Principal Payment Amount" for that Payment Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to any Mortgage Loan that is not a Liquidated Mortgage Loan Payment, such Subordinate Principal Payment Amount shall be reduced on such Payment Date by the Subordinate Percentage of the principal portion of such Bankruptcy Loss.

        "SUBSEQUENT CUT-OFF DATE": With respect to any Subsequent Mortgage Loan, the first day of the calendar month in which the related Subsequent Transfer Date occurs.

        "SUBSEQUENT DELIVERY REQUIREMENTS": After giving effect to the acquisition of all Subsequent Mortgage Loans, the Mortgage Loans (which shall all be Mortgage Loans bearing interest at adjustable rates of interest):

               (i) shall have a weighted average Margin of not less than 1.50%;

               (ii) shall have a weighted average combined Loan-to-Value Ratio (giving effect to the value of any Additional Collateral) not in excess of 72%;

               (iii) shall consist of Six-Month LIBOR Loans having an aggregate Stated Principal Balance of $83,970,168.10 greater than the aggregate Stated Principal Balance of such Mortgage Loans on the Closing Date, and One-Month LIBOR Loans having an aggregate Stated Principal Balance of $17,430,831.90 greater than the aggregate Stated Principal Balance of such Mortgage Loans on the Closing Date;

               (iv) shall have a remaining term to maturity of not greater than 360 months; and

               (v) shall have a Loan-to-Value Ratio not greater than 100.00%;

        "SUBSEQUENT MORTGAGE LOAN": Any Mortgage Loan conveyed to the Issuer and delivered to the Custodian on behalf of the Trustee on a Subsequent Transfer Date.

        "SUBSEQUENT TRANSFER DATE": The date on which a Subsequent Mortgage Loan is conveyed to the Issuer and pledged to the Trustee as security for the Bonds.

        "SUBSEQUENT TRANSFER DATE NOTICE": The form of Notice of Subsequent Transfer Date attached as Exhibit A to the Mortgage Loan Purchase and Sale Agreement, specifying a date on which Subsequent Mortgage Loan will be conveyed to the Trust Estate.

        "SUBSTITUTION ADJUSTMENT": The meaning ascribed to such term pursuant to
Section 8.04 hereof.

        "SUCCESSOR SERVICER": A Person appointed by the Master Servicer who succeeds the Servicer pursuant to the applicable provisions of the related Servicing Agreement.

        "SURETY": Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation), or any successor thereto, as issuer of the Limited Purpose Surety Bonds.

        "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Bondholders as of any particular time (including, without limitation, all property and interests Granted to the Trustee), including all proceeds thereof.

        "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Closing Date, unless otherwise specifically provided.

        "TRUSTEE": HSBC Bank USA, a New York banking corporation organized and existing under the laws of the State of New York and any Person succeeding as Trustee hereunder pursuant to Section 6.12 or any other applicable provision hereof.

        "TRUSTEE FEE": The fee payable to the Trustee by the Master Servicer pursuant to Section 6.07.

        "TRUSTEE FEE RATE": Not applicable.

        "TRUSTEE MORTGAGE FILE": With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee.

        "TWO TIMES TEST": As to any Payment Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Stated Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month period), as a percentage of the aggregate of the Class Principal Amount of the Subordinate Bonds on such Payment Date, does not equal or exceed 50%; and (iii) cumulative Realized Losses do not exceed 20% of the Original Subordinate Principal Balance.

        "UNPAID BASIS RISK SHORTFALL": With respect to any Payment Date and any Class of LIBOR Bonds, the sum of the Basis Risk Shortfalls for all prior Payment Dates, together with interest thereon at the applicable Bond Interest Rate, determined without regard to clause (ii) of the definition thereof, to the extent that such amounts have not been paid on prior Payment Dates.

        "UPPER-TIER REMIC": As described in Section Article XI.


                                   ARTICLE II

                                    THE BONDS

        Section 2.01. FORMS GENERALLY.

        The Bonds and the Authenticating Agent's certificate of authentication shall be in substantially the form required by this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution thereof. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

        The Definitive Bonds may be produced in any manner determined by the officers executing such Bonds, as evidenced by their execution thereof; provided, however, that in the event the Bonds are listed on any securities exchange, the Bonds shall be produced in accordance with the rules of any securities exchange on which the Bonds may be listed.

        Section 2.02. FORMS OF BONDS AND CERTIFICATE OF AUTHENTICATION.

        (a) The forms of the Bonds are set forth in Exhibits II-VI.

        (b) The form of the Authenticating Agent's certificate of authentication is as follows:

        (c) "This is one of the Bonds referred to in the within mentioned Indenture.

            ________________________________, as Authenticating Agent

            By: ___________________________________________
                Authorized Signatory"

        (d) The form of assignment is as follows:

               "FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________
        (Please insert Social Security or other Identifying Number of Assignee) _________________ the within Bond of Sequoia Mortgage Trust 7, and does hereby irrevocably constitute and appoint __________ Attorney to transfer such Bond on the books of the within named trust, with full power of substitution in the premises.

        Dated:_____________________    _________________________________________
                                       Notice: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever. The signature must be guaranteed by a member of a signature guaranty medallion program. Notarized or witnessed signatures are not acceptable."

        Section 2.03. BONDS ISSUABLE IN CLASSES; PROVISIONS WITH RESPECT TO
                      PRINCIPAL AND INTEREST PAYMENTS.

        (a) The Bonds shall be designated generally as the Sequoia Mortgage Trust 7, Collateralized Mortgage Bonds of the Issuer. Each Bond shall bear upon the face thereof the designation so selected for the Class to which it belongs.

        The Bonds shall bear the following class designations and shall be issued in the following initial Class Principal Amounts:

                         Class A              $554,686,000.00
                         Class X-1                      50.00
                         Class X-2                      50.00
                         Class A-R                     100.00
                         Class B-1               8,080,000.00
                         Class B-2               5,771,000.00
                         Class B-3               3,463,000.00
                         Class B-4               1,442,000.00
                         Class B-5               1,154,000.00
                         Class B-6               2,600,498.00

        All of the Bonds shall be issued in the appropriate forms attached as Exhibits hereto with such additions and completions as are appropriate for each such Class.

        The final installments of principal of the Classes of Bonds shall have the related Stated Maturity. The principal of each Bond shall be payable in installments ending no later than the Stated Maturity of the final installment of the principal thereof unless the unpaid principal of such Bond becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise. All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond and then to the principal thereof.

        (b) On each Payment Date, the Paying Agent shall withdraw the Available Payment Amount from the Distribution Account and, on the first Payment Date, the Paying Agent shall withdraw the Capitalized Interest Requirement from the Capitalized Interest Account, and in each case shall apply such funds to payments on the Bonds in the following order of priority and, in each case, to the extent of funds remaining:

               (1) To the Master Servicer, the Master Servicing Fee, to the extent not retained by the Master Servicer;

               (2) Pro rata, to the payment of the Interest Payment Amount and any outstanding Interest Shortfalls on each Class of Senior Bonds; provided, however, that on each Payment Date, the aggregate Interest Payment Amount that would otherwise be payable to the Class X-1 and Class X-2 Bonds shall, to the extent of the portion of the Basis Risk Deposit for each such Class for such date, be deposited in the related Basis Risk Reserve Fund;

               (3) Sequentially, to the Class A-R, Class X-1, Class X-2 and Class A Bonds, in that order, the Senior Principal Payment Amount for such date, until their respective Class Principal Amounts have been reduced to zero;

               (4) To the Class B-1 Bonds, the payment of its applicable Interest Payment Amount and any outstanding Interest Shortfalls;

               (5) To the Class B-1 Bonds, such Class's Allocable Share of the Subordinate Principal Payment Amount for such date, until its Class Principal Amount has been reduced to zero;

               (6) From the Basis Risk Reserve Funds, in proportion to the relative amounts then on deposit in each such Basis Risk Reserve Fund for payment to the Class A and Class B-1 Bonds, sequentially in that order, of any related Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such date;

               (7) To the Class B-2 Bonds, the payment of its applicable Interest Payment Amount and any outstanding Interest Shortfalls;

               (8) To the Class B-2 Bonds, such Class's Allocable Share of the Subordinate Principal Payment Amount for such date, until its Class Principal Amount has been reduced to zero;

               (9) To the Class B-3 Bonds, the payment of its applicable Interest Payment Amount and any outstanding Interest Shortfalls;

               (10) To the Class B-3 Bonds, such Class's Allocable Share of the Subordinate Principal Payment Amount for such date, until its Class Principal Amount has been reduced to zero;

               (11) To the Class B-4 Bonds, the payment of its applicable Interest Payment Amount and any outstanding Interest Shortfalls;

               (12) To the Class B-4 Bonds, such Class's Allocable Share of the Subordinate Principal Payment Amount for such date, until its Class Principal Amount has been reduced to zero;

               (13) To the Class B-5 Bonds, the payment of its applicable Interest Payment Amount and any outstanding Interest Shortfalls;

               (14) To the Class B-5 Bonds, such Class's Allocable Share of the Subordinate Principal Payment Amount for such date, until its Class Principal Amount has been reduced to zero;

               (15) To the Class B-6 Bonds, the payment of its applicable Interest Payment Amount and any outstanding Interest Shortfalls;

               (16) To the Class B-6 Bonds, such Class's Allocable Share of the Subordinate Principal Payment Amount for such date, until its Class Principal Amount has been reduced to zero; and

               (17) To the Class A-R Bond, any remaining amount of the Available Payment Amount.

        (c) All payments on the Bonds of any Class shall be made pro rata among all Bonds of such Class.

        (d) Notwithstanding the priority and allocation set forth in Section 2.03(b) above, if with respect to any Class of Subordinate Bonds on any Payment Date the sum of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Bonds which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments shall be made to any such Classes and the amount of such Principal Prepayment otherwise distributable to such Classes shall be distributed to any Classes of Subordinate Bonds having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Payment Date and shall be distributed in the sequential order provided in
Section 2.03(b) above.

        Section 2.04. DENOMINATIONS.

        Each Class of Book Entry Bonds (other than the Class X-1 and Class X-2 Bonds) shall be evidenced initially by a single Bond representing the entire aggregate Class Principal Amount of such Class of Bonds as of the Closing Date, beneficial ownership of which may be held in denominations of $25,000 and increments of $1 in excess thereof, and the Class X-1 and Class X-2 Bonds shall each be evidenced by a single Bond representing the entire Class Notional Amount of such Class of Bonds. All of the Book Entry Bonds shall be initially registered on the Bond Register in the name of Cede & Co., the nominee of the Depository, and no Beneficial Owner shall receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the event of Book Entry Termination. The Class A-R Bond shall be issued as a single Bond, in definitive form, representing the entire Class Principal Amount of such Class. The Class B-4, Class B-5 and Class B-6 Bonds shall be issued in minimum denominations of $250,000 and increments of $1,000 in excess thereof.

        Section 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

        The Bonds shall be executed by an Authorized Officer of the Issuer. The signature of such officer on the Bonds may be manual or facsimile.

        Bonds bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Bonds or did not hold such office at the date of such Bonds.

        At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to Trustee or the Authenticating Agent for authentication; and, upon receipt of an Issuer Order, the Trustee or the Authenticating Agent shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

        Each Bond authenticated on the Closing Date shall be dated the Closing Date. All other Bonds which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

        No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

        Section 2.06. TEMPORARY BONDS.

        So long as the Book Entry Bonds are held by the Depository for the Participants in book-entry form, they may be typewritten or in any other form acceptable to the Issuer, the Paying Agent, the Bond Registrar and the Depository. At any time during which the Book Entry Bonds are not held by the Depository for the Participants in book-entry form, the Definitive Bonds shall be lithographed or printed with steel engraved borders.

        Pending the preparation of Definitive Bonds, the Issuer may execute, and upon Issuer Order the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they may be so issued and with such variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

        If temporary Bonds are issued, the Issuer shall cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver and exchange therefor a like principal amount of definitive Bonds of the same Class and of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds of the same Class.

        Section 2.07. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

        (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. Wells Fargo Bank Minnesota, National Association is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided and shall serve in such capacity for so long as it is acting as Master Servicer under this Indenture. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar.

        (b) At any time the Trustee is not also the Bond Registrar, the Trustee shall be a co-Bond Registrar. The Issuer shall cause each co-Bond Registrar to furnish the Bond Registrar, promptly after each authentication of a Bond by it, appropriate information with respect thereto for entry by the Bond Registrar into the Bond Register. If the Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds so held.

        (c) Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount and Class.

        (d) At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, and of a like aggregate initial principal amount and Class, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

        (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

        (f) Subject to the transfer restrictions set forth in this Section 2.07, every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Bond Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

        (g) No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.08 not involving any transfer.

        (h) No transfer of a Private Bond shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act of 1933, as amended (the "Act"). If such a transfer is to be made in reliance upon an exemption from the Act, (i) the Bond Registrar shall, if not otherwise directed by the Depositor, require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Bond Registrar that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Trustee, the Bond Registrar or the Depositor, and (ii) the Bond Registrar shall require the transferee to execute a certification, substantially in the form of Exhibit VII hereto, acceptable to and in form and substance satisfactory to the Bond Registrar setting forth the facts surrounding such transfer; provided that such Opinion of Counsel shall not be required in the case of transfers by or to the Depositor, Redwood Trust, Inc., RWT Holdings or any of their wholly-owned subsidiaries. Such Opinion of Counsel and certification shall not be an expense of the Trustee, the Bond Registrar or the Depositor. The Trustee, the Bond Registrar and the Depositor may, without the consent of any Bondholder, add provisions (which shall include a form of certificate to be attached hereto as an exhibit that must be delivered by the proposed transferee) to this Section 2.07(h) to permit transfers pursuant to Rule 144A of the Securities and Exchange Commission, in which case transfers pursuant to such provisions shall not require an Opinion of Counsel.

        (i) No transfer (exclusive of any transfer to a Depository or a securitization trustee) of an ERISA Restricted Bond shall be made unless the Bond Registrar shall have received either (i) a representation letter (substantially in the form attached hereto as Exhibit IX) from the transferee of such Bond, acceptable to and in form and substance satisfactory to the Bond Registrar, to the effect that such transferee is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or arrangement or acquiring such Bond with funds of such a plan or arrangement (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Bond Registrar or the Depositor, or (ii) in the case of any such Bond presented for registration in the name of an employee benefit plan or other retirement plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement, an Opinion of Counsel satisfactory to the Bond Registrar to the effect that the purchase or holding of such Bond is permissible under applicable law, shall not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and shall not subject the Trustee, the Bond Registrar, any Agent, the Master Servicer, any Servicer or the Depositor to any obligation in addition to those undertaken in this Indenture, which Opinion of Counsel shall not be an expense of the Trustee, the Bond Registrar or the Depositor.

        (j) Notwithstanding anything to the contrary contained herein, unless and until the Bond Registrar shall have received an Opinion of Counsel that is Independent, satisfactory in form and substance to the Bond Registrar, to the effect that the absence of the transfer restrictions contained in this Section 2.07(j) would not result in the imposition of federal income tax upon the Trust Estate or cause the Trust Estate to fail to qualify as two REMICs, no transfer, sale or other disposition of the Class A-R Bond (including a beneficial interest therein) may be made without the express written consent of the Bond Registrar.

        (k) As a condition to the granting of the consent referred to in Section 2.07(j), prior to the transfer, sale or other disposition of the Class A-R Bond, the Bond Registrar shall require that the proposed transferee deliver to the Trustee and the Bond Registrar an affidavit stating that as of the date of such transfer (i) such transferee is not and has no intention of becoming a "Disqualified Organization" within the meaning of Section 860E(e)(5) of the Code, (ii) such transferee is not acquiring such A-R Bond as an agent, broker, nominee, or middleman for a Disqualified Organization and (iii) such transferee is not a Non-U.S. Person. A Responsible Officer of the Bond Registrar shall not grant the consent referred to in Section 2.07(j) if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of such A-R Bond to a Disqualified Organization or Non-U.S. Person, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization or Non-U.S. Person shall not be deemed to be a Holder of such Class A-R Bond for any purpose hereunder, including, but not limited to, the receipt of distributions on such A-R Bond. If any purported transfer shall be in violation of the provisions of Section 2.07(j), then the prior Holder of such A-R Bonds shall, upon discovery that the transfer of such A-R Bond was not in fact permitted in Section 2.07(j), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such A-R Bond. The Trustee, the Bond Registrar and the Depositor shall be under no liability to any Person for any registration or transfer of an A-R Bond that is not permitted by Section 2.07(j) or for the Paying Agent making payments due on any such A-R Bond to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Indenture so long as the transfer was registered under the written certification of the Bond Registrar as described in Section 2.07(j). The prior Holder shall be entitled to recover from any purported Holder of any such A-R Bond that was in fact not a permitted transferee under Section 2.07(j) at the time it became a Holder all payments made on such Class A-R Bond; provided that none of the Depositor, the Bond Registrar or the Trustee shall be responsible for such recovery if they otherwise made a good faith effort to comply with this Section 2.07(k). Each such Class, by the acceptance of a Class, shall be deemed for all purposes to have consented to the provisions of Section 2.07(j) and to any amendment of this Indenture deemed necessary by counsel of the Trustee or the Bond Registrar, as evidenced by an Opinion of Counsel, to ensure that either such Class A-R Bond is not transferred to a Disqualified Organization or Non-U.S. Person and that any transfer of such Class A-R Bond shall not cause the imposition of a tax upon the Trust Estate or cause the Trust Estate to fail to qualify as two REMICs. The restrictions on transfer of either such A-R Bond shall cease to apply and be void upon receipt by the Bond Registrar of the Opinion of Counsel as described in Section 2.07(j) or shall be modified as indicated in such Opinion of Counsel. If any Person that is not permitted to acquire any beneficial interest in a Class under this Section 2.07(k) acquires any beneficial interest in a Class in violation of the restrictions in this Section 2.07(k), then, upon request, the Master Servicer, based on information provided to it by the Servicers and/or the Depositor, shall provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(1) of the Code on transfers of residual interests to disqualified organizations. The Master Servicer shall be entitled to be reimbursed by such Person for the cost of providing such information.

        Section 2.08. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

        If (1) any mutilated Bond is surrendered to the Trustee or the Bond Registrar or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond and (2) there is delivered to the Trustee and the Bond Registrar such security or indemnity as may be required by the Bond Registrar to save the Issuer, the Trustee and the Bond Registrar harmless, then, in the absence of notice to the Issuer, the Trustee or the Bond Registrar that such Bond has been acquired by a protected purchaser, the Issuer shall execute and upon its written request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a protected purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Trustee or any Agent shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer, the Trustee, or any Agent in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

        Upon the issuance of any new Bond under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or any Agent) connected therewith.

        Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

        Section 2.09. PAYMENTS OF PRINCIPAL AND INTEREST.

        (a) Each payment of principal of and interest on a Book Entry Bond shall be paid to the Depository, which shall credit the amount of such payments to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Depository and the Depository Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Paying Agent, the Bond Registrar nor the Issuer shall have any responsibility for such credits and disbursements.

        Each payment of principal of and interest on a Definitive Bond shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date or Redemption Record Date, for such Payment Date or Redemption Date, by check mailed to such Person's address as it appears in the Bond Register on such Record Date or the Redemption Record Date, except for the final installment of principal payable with respect to such Bond, which shall be payable as provided in Section 2.09(b).

        All payments of principal of and interest on the Bonds shall be made only from the Trust Estate and any other assets of the Issuer, and each Holder of the Bonds, by its acceptance of the Bonds, agrees that it shall have recourse solely against such Trust Estate and such other assets of the Issuer and that neither the Owner Trustee in its individual capacity, the Owner nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for any amounts payable, or performance due, under the Bonds or this Indenture.

        (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date or Redemption Date shall be binding upon all Holders of such Bond and any Bond issued upon transfer thereof or in exchange therefor or in lieu thereof. The final installment of principal of each Bond (including the Redemption Price of any Bond called for optional redemption, if such optional redemption shall result in payment of the entire unpaid principal amount of any such Bond) shall be payable only upon presentation and surrender thereof on or after the Payment Date or Redemption Date therefor at the Corporate Trust Office of the Bond Registrar. Whenever the Paying Agent expects that the entire remaining unpaid principal amount of any Bond shall become due and payable on the next Payment Date, it shall mail or cause to be mailed to the Holder of each Bond as of the close of the business on such otherwise applicable Record Date a notice to the effect that:

               (i) the Paying Agent expects that funds sufficient to pay such final installment shall be available in the Distribution Account on such Payment Date; and

               (ii) if such funds are available, such final installment shall be payable on such Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice).

        Notices in connection with optional redemptions of Bonds shall be mailed to Holders in accordance with Section 10.02.

        Section 2.10. PERSONS DEEMED OWNERS.

        Prior to due presentment for registration of transfer of any Bond, the Issuer, the Trustee, any Agent and any other agent of the Issuer or the Trustee shall treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable Record Date or Redemption Record Date for the purpose of receiving payments of the principal of, and interest on, such Bond and (b) on any other date for all other purposes whatsoever, whether or not such Bond is overdue, and neither the Issuer, the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

        Section 2.11. CANCELLATION.

        All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Bond Registrar and shall be promptly cancelled by it. The Issuer may at any time deliver to the Bond Registrar for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Bond Registrar shall be held by the Bond Registrar in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

        Section 2.12. AUTHENTICATION AND DELIVERY OF BONDS.

        The Bonds may be executed by the Issuer and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon Issuer Request and upon receipt by the Bond Registrar and Authenticating Agent of the following:

        (a) an Issuer Order authorizing the execution, authentication and delivery of the Bonds and specifying the Classes, the Stated Maturity of the final installment of principal, the principal amount and the Bond Interest Rate, of each Class of such Bonds to be authenticated and delivered;

        (b) an Issuer Order authorizing the execution and delivery of this Indenture;

        (c) One or more Opinions of Counsel addressed to the Bond Registrar and Authenticating Agent, complying with the requirements of Section 12.01;

        (d) an Officers' Certificate complying with the requirements of Section
12.01 and stating that:

               (i) the Issuer is not in Default under this Indenture and the issuance of the Bonds shall not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Deposit Trust Agreement or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

               (ii) the Issuer is the owner of each Initial Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Initial Mortgage Loan to the Trustee;

               (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule A to this Indenture is true and correct in all material respects as of the Closing Date;

               (iv) the Issuer has Granted to the Trustee all of its right, title and interest in each Mortgage Loan;

               (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and

               (vi) attached thereto is a true and correct copy of letters signed by the Rating Agencies confirming that the Bonds have been assigned the Required Ratings or higher ratings;

        (e) A trust receipt issued by the Custodian evidencing the receipt and possession by the Custodian of the Mortgage Documents for the Mortgage Loans, subject to the exceptions therein noted;

        (f) Executed counterparts of the Purchase Agreements, the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement; and

        (g) A certificate of one or more Independent Persons, whose regular business activity includes valuing securities and mortgage loans similar to the Initial Mortgage Loans, of the fair value of the Initial Mortgage Loans.

        Section 2.13. MATTERS RELATING TO BOOK ENTRY BONDS.

        (a) If the Bonds are listed on any stock exchange at any time after the Closing Date, the Issuer shall, if required as a condition to such listing, prepare and deliver to the Bond Registrar Bonds in substantially the same form as the Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Bonds on such exchange. Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Bonds in such revised form to the same extent as temporary Bonds are exchangeable for Definitive Bonds pursuant to Section 2.06.

        (b) Each Class of Book Entry Bonds shall be issued in the form of a single typewritten bond certificate (each, a "DTC Certificate") to be delivered to the Depository by the Issuer substantially in the respective forms for each such Class attached as Exhibits hereto. The DTC Certificate for each such Class of Book Entry Bonds shall be initially registered on the Bond Register in the name of the nominee of such Depository and no Beneficial Owner shall receive a certificate representing its interests in any Class of Book Entry Bonds except in the event that the Trustee issues Definitive Bonds, as provided in Section
2.14. Pursuant to the Letter Agreement, while each Class of the Book Entry Bonds remains outstanding and such Depository remains the Holder, it shall agree to make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the Book Entry Bonds until and unless the Authenticating Agent authenticates and delivers Definitive Bonds to the Beneficial Owners of the Book Entry Bonds or their nominees, as described in
Section 2.14.

        (c) Prior to Book Entry Termination, each Class of Book Entry Bonds shall remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book Entry Bonds may not be transferred by the Bond Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book Entry Bonds; (iii) ownership and transfers of registration of the Book Entry Bonds on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and interest participating firms as representatives of the Beneficial Owners of the Book Entry Bonds for purposes of exercising the rights of holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and (vi) the Bond Registrar and the Paying Agent may conclusively rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

        All transfers by Beneficial Owners of Book Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book Entry Bonds of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        Section 2.14. TERMINATION OF BOOK ENTRY SYSTEM.

        (a) The book entry system through the Depository with respect to any Class of Book Entry Bonds may be terminated upon the happening of any of the following:

               (i) The Depository or the Issuer advises the Paying Agent in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Paying Agent and the Issuer;

               (ii) The Issuer at its option advises the Paying Agent in writing that it elects to terminate the book entry system through the Depository; or

               (iii) After the occurrence of an Event of Default, the Beneficial Owners of a majority in aggregate Class Principal Amount of the Book Entry Bonds together advise the Paying Agent and the Depository through the Depository Participants in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Beneficial Owners.

        (b) Upon the occurrence of any event described in subsection (a) above, the Paying Agent shall notify the Depository of the occurrence of any such event and of the availability of Definitive Bond certificates to Beneficial Owners requesting the same, in an aggregate Class

Principal Amount representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest, if any, and previous calls for redemption. Definitive Bond certificates shall be issued only upon surrender to the Bond Registrar of the Book Entry Bond by the Depository, accompanied by registration instructions for the Definitive Bond certificates. Neither the Issuer, the Trustee nor any Agent shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Bond certificates, all references herein to obligations imposed upon or to be performed by the Depository shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.

        Section 2.15. ALLOCATION OF LOSSES.

        (a) On or prior to each Payment Date, the Master Servicer shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses, including Excess Losses, with respect to the Mortgage Loans for the related Payment Date.

        (b) On each Payment Date, Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses with respect to such Payment Date shall be allocated as follows:

               (1) Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses (other than Excess Losses) shall be allocated:

               first, to the Subordinate Bonds in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Bonds with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

               second, to the Senior Bonds, pro rata, until the Class Principal Amount of each Class of Senior Bonds is reduced to zero;

               (2) any Excess Losses on the Mortgage Loans shall be allocated to the Classes of Senior Bonds and Subordinate Bond, pro rata, on the basis of their respective Class Principal Amounts.

        (c) The Class Principal Amounts of the Class of Subordinate Bonds then outstanding with the highest numerical Class designation shall be reduced on each Payment Date by the amount, if any, by which the aggregate of the Class Principal Amounts of all outstanding Classes of Bonds (after giving effect to the distribution of principal and the allocation of Realized Losses, Bankruptcy Losses, Fraud Losses and Special Hazard Losses and Excess Losses on such Payment
Date) exceeds the aggregate of the Stated Principal Balances of all the Mortgage Loans for the following Payment Date.

        Section 2.16. REPORTS TO BONDHOLDERS

        On each Payment Date, the Master Servicer shall make available to each Bondholder and the Rating Agencies a statement (based on information received from each Servicer) generally setting forth, among other things:

        - the amount of the payments, separately identified, with respect to each Class of Bonds;

        - with respect to each Class of Bonds, the amount of the payments set forth in the first clause above allocable to principal, separately identifying the aggregate amount of any principal prepayments or other unscheduled recoveries of principal included in that amount;

        - with respect to each Class of Bonds, the amount of the distributions set forth in the first clause above allocable to interest;

        - the amount of any unpaid Interest Shortfall, Basis Risk Shortfall or Unpaid Basis Risk Shortfall (if applicable) with respect to each Class of Bonds;

        - the Class Principal Amount of each Class of Bonds after giving effect to the distribution of principal on that Payment Date;

        - the Pool Stated Principal Balance (including the aggregate Stated Principal Balances of the Six-Month LIBOR Loans and the One-Month LIBOR Loans) and the Net WAC of the Mortgage Loans (including the Net WAC of the Six-Month LIBOR Loans and the One-Month LIBOR Loans) at the end of the related Prepayment Period;

        - the aggregate principal balance of the Mortgage Loans at the end of the related Prepayment Period;

        - the Pro Rata Senior Percentage, Senior Percentage and Subordinate Percentage for the following Payment Date;

        - the Senior Prepayment Percentage and Subordinate Prepayment Percentage for the following Payment Date;

        - the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by each Servicer;

        -   the amount of Advances for the related Due Period;

        - the number and aggregate principal balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Payment Date;

        - for any Mortgage Loan as to which the related mortgaged property was an REO Property during the preceding calendar month, the loan number, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period and the date of acquisition of the REO Property;

        - the total number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

        - the aggregate amount of Realized Losses incurred during the preceding calendar month;

        - the cumulative amount of Realized Losses incurred since the Closing Date;

        - the aggregate amount of Special Hazard Losses, Bankruptcy Losses and Fraud Losses incurred during the preceding calendar month;

        - the cumulative amount of Special Hazard Losses, Bankruptcy Losses and Fraud Losses incurred since the Closing Date;

        - the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related determination date;

        - the Realized Losses and Excess Losses, if any, allocated to each class of Bonds on that Payment Date; and

        -   the Bond Interest Rate for each class of Bonds for that Payment
            Date.

        The Master Servicer may make such reports available each month via the Master Servicer's website. The Master Servicer's website can be accessed at http://www.ctslink.com. Assistance in using the website can be obtained by calling the Master Servicer's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Master Servicer and indicating such. In preparing or furnishing the foregoing information to the Trustee, the Master Servicer shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Master Servicer by the Servicers, and the Master Servicer shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

        Upon the reasonable advance written request of any Bondholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any Agent, shall be promptly forwarded to the Master Servicer, the Master Servicer shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Bondholder such reports and access to information and documentation regarding the Mortgage Loans as such Bondholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Bonds; provided, however, that the Master Servicer shall be entitled to be reimbursed by such Bondholder for the Master Servicer's actual expenses incurred in providing such reports and access.




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

        Section 2.17. PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT.

        (a) The Paying Agent, on behalf of the Trustee, shall establish and maintain the Pre-Funding Account and the Capitalized Interest Account, each to be held in trust for the benefit of Bondholders. Each of the Pre-Funding Account and the Capitalized Interest Account shall be an Eligible Account. On the Closing Date, the Issuer will cause to be deposited in the Pre-Funding Account the Original Pre-Funded Amount and in the Capitalized Interest Account the Original Capitalized Interest Amount.

        (b) On any Subsequent Transfer Date, the Issuer shall instruct the Paying Agent, in writing, to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Stated Principal Balances of the Subsequent Mortgage Loans as of the applicable Subsequent Cut-Off Date sold to the Issuer on such Subsequent Transfer Date, and to pay such amounts to or upon the order of the Depositor. In no event shall the Paying Agent withdraw from the Pre-Funding Account an amount in excess of the Original Pre-Funded Amount.

        (c) During the Pre-Funding Period, amounts on deposit in the Capitalized Interest Account and the Pre-Funding Account shall be invested in Permitted Investments. Any earnings on such Permitted Investments in the Capitalized Interest Account shall be for the benefit of the Depositor, and any earnings on such Permitted Investments in the Pre-Funding Account shall be deposited into the Distribution Account.

        (d) At the end of the Pre-Funding Period, all amounts, if any, remaining in the Capitalized Interest Account shall be released to the Depositor and the Capitalized Interest Account shall be terminated.

        (e) On the Payment Date immediately following the end of the Pre-Funding Period, the Paying Agent shall transfer the Pre-Funded Amount to the Distribution Account for distribution to the Holders of the Bonds. Any such amounts shall be distributed to the Bonds as principal on such date, in accordance with Section 2.03.

        (f) The Pre-Funding Account and the Capitalized Interest Account shall not be assets of any REMIC created pursuant to this Indenture.

        Section 2.18. BASIS RISK RESERVE FUNDS

        (a) On the Closing Date, the Paying Agent, on behalf of the Trustee, shall establish and maintain in its name, in trust (i) for the benefit of the Holders of the LIBOR Bonds and the Holder of the Class X-1 Bond, the "Class X-1 Basis Risk Reserve Fund" and (ii) for the benefit of the Holders of the LIBOR Bonds and the Holder of the Class X-2 Bond, the "Class X-2 Basis Risk Reserve Fund." Each Basis Risk Reserve Fund shall be an Eligible Account and shall not be included as an asset of any REMIC created pursuant to this Indenture, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Paying Agent held pursuant to this Indenture.




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

        (b) The Paying Agent shall make withdrawals from each Basis Risk Reserve Fund in proportion to the amounts then on deposit in each such Basis Risk Reserve Fund to make distributions pursuant to Section 2.03(b)(9).

        (c) Funds in each Basis Risk Reserve Fund shall be invested in Eligible Investments. Any earnings on amounts in the Class X-1 Basis Risk Reserve Fund shall be for the benefit of the Class X-1 Bondholder, and any earnings on amounts in the Class X-2 Basis Risk Reserve Fund shall be for the benefit of the Class X-2 Bondholder. The Class X-1 and Class X-2 Bonds shall evidence ownership of the related Basis Risk Reserve Fund for federal income tax purposes and the Holders thereof shall direct the Paying Agent, in writing, as to investment of amounts on deposit therein. The Class X-1 and Class X-2 Bondholders, as applicable, shall be liable for any losses incurred on such investments. In the absence of written instructions from the Class X-1 and Class X-2 Bondholders, as applicable, as to investment of funds on deposit in the related Basis Risk Reserve Fund, such funds shall remain uninvested. Any amounts on deposit in the related Basis Risk Reserve Fund (including investment earnings) in excess of an amount equal to the greater of (i) the sum of the applicable portion of the Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, and (ii) $10,000 on any Payment Date shall be distributed to the Class X-1 or Class X-2 Bondholders, as applicable, on such Payment Date. For all Federal income tax purposes, amounts transferred by the Upper-Tier REMIC to the related Basis Risk Reserve Fund shall be treated as amounts distributed by the Upper-Tier REMIC to the Class X-1 or Class X-2 Bondholder, as applicable.

        (d) Upon termination of the Trust Estate any amounts remaining in the related Basis Risk Reserve Fund shall be distributed to the Class X-1 or Class X-2 Bondholder, as applicable.

        Section 2.19. DELIVERY OF SUBSEQUENT MORTGAGE LOANS.

        (a) Subject to the satisfaction of the conditions set forth in paragraph
(b) below, in consideration of the delivery on a Subsequent Transfer Date to or upon the order of the Issuer of all or a portion of the Pre-Funded Amount, as the case may be, the Issuer shall on or before such Subsequent Transfer Date deliver the Trustee's Mortgage File to the Custodian pursuant to the terms of the Custody Agreement for the Subsequent Mortgage Loans listed in the related Subsequent Transfer Date Notice.

        (b) The obligation of the Paying Agent to release funds from the Pre-Funding Account in respect of such Subsequent Mortgage Loans is subject to the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

               (1) the Issuer shall have delivered to the Trustee and the Master Servicer a duly executed written Subsequent Transfer Date Notice, which shall include a schedule of Subsequent Mortgage Loans, and specifying the amount to be withdrawn from the Pre-Funding Account;

               (2) no Subsequent Mortgage Loan will have been selected in a manner adverse to the interests of Bondholders;

               (3) the addition of the Subsequent Mortgage Loans will not result in the reduction, qualification or withdrawal of the then current ratings of the Bonds;

               (4) each Subsequent Mortgage Loan will be underwritten in accordance with the applicable underwriting guidelines for the related originator;

               (5) after giving effect to the acquisition of such Subsequent Mortgage Loans, the Mortgage Loans shall conform to the applicable Subsequent Delivery Requirements;

               (6) the Issuer shall have delivered to the Trustee and the Master Servicer a letter from an independent accountant stating whether or not the characteristics of the Subsequent Mortgage Loans conform to the characteristics required in this Section 2.19(b);

               (7) as of such Subsequent Transfer Date, neither the Seller nor Issuer shall be insolvent, nor will either of them be made insolvent by such transfer;

               (8) the Pre-Funding Period shall not have ended;

               (9) the Depositor shall have delivered to the Master Servicer a copy of the related Servicing Agreement (if not previously delivered to the Master Servicer on or before the Closing Date) in respect of such Subsequent Mortgage Loans, and such loan level data, in electronic or other format acceptable to the Master Servicer and the Depositor, as shall be necessary for the proper master servicing of such Subsequent Mortgage Loans by the Master Servicer; and

               (10) the Depositor shall have delivered to the Trustee and the Master Servicer an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the Mortgage Loan Purchase and Sale Agreement and opinions of counsel with respect to corporate, bankruptcy and tax matters relating to the transfer of Subsequent Mortgage Loans in the forms substantially similar to those delivered on the Closing Date.

        Section 2.20. DETERMINATION OF LIBOR.

        On each LIBOR Determination Date, the Master Servicer shall determine LIBOR based on the "Interest Settlement Rate" for U.S. dollar deposits of one-month maturity set by the BBA as of 11:00 a.m. (London time) on such LIBOR Determination Date ("LIBOR").

        With respect to any LIBOR Determination Date, if the BBA's "Interest Settlement Rate" does not appear on the Designated Telerate Page as of 11:00 a.m. (London time) on such date, or if the Designated Telerate Page is not available on such date, the Master Servicer shall obtain such rate from either
(i) the Reuters Monitor Money Rates Service page "LIBOR01" or (ii) Bloomberg L.P. page "BBAM." If such rate is not published for such LIBOR Determination Date, LIBOR for such date shall be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Master Servicer shall designate an alternative index that has performed, or that the Master Servicer expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Master Servicer shall select a particular index as the alternative index only if it receives an Opinion of Counsel that the selection of such index shall not cause any REMIC established hereunder to lose its classification as a REMIC for federal income tax purposes.




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

        The establishment of LIBOR on each LIBOR Determination Date by the Master Servicer and the Master Servicer's calculation of the Bond Interest Rate applicable to each Class of LIBOR Bonds for the related Accrual Period shall (in the absence of manifest error) be final and binding.

        LIBOR for the initial Accrual Period shall be 1.8400%.


                                   ARTICLE III

                                    COVENANTS

        Section 3.01. PAYMENT OF BONDS.

        The Issuer shall pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds in accordance with the terms of the Bonds and this Indenture.

        Section 3.02. MAINTENANCE OF OFFICE OR AGENCY.

        The Issuer shall maintain in the Borough of Manhattan, the City of New York, the State of New York an office or agency where Bonds may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer shall give prompt written notice to the Trustee, the Bond Registrar and the Master Servicer of the location and any change in the location, of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee and the Bond Registrar, Bonds may be so presented and surrendered, and such notices and demands may be made or served, at the Corporate Trust Office of the Bond Registrar.

        The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York, for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Bonds for payment may be made only in the City of New York, the State of New York or at the Corporate Trust Office of the Bond Registrar and (iii) any designation of an office or agency for payment of Bonds shall be subject to Section 3.03. The Issuer shall give prompt written notice to the Trustee and the Bond Registrar of any such designation or rescission and of any change in the location of any such other office or agency.

        Section 3.03. MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

        All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the Distribution Account pursuant to Sections 2.03(b) and 8.02(c) or Section 5.08 shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Distribution Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.08.




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

        If the Issuer shall have a Paying Agent that is not also the Bond Registrar, it shall furnish, or cause the Bond Registrar to furnish, no later than the fifth calendar day after each Record Date, and the first Business Day after the Redemption Record Date applicable to the Redemption Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds and of the number of Individual Bonds of each Class held by each such Holder.

        Whenever the Issuer shall have a Paying Agent other than the Master Servicer, it shall, on or before the Business Day next preceding each Payment Date and Redemption Date, direct the Master Servicer in writing to deposit with such Paying Agent, to the extent received by the Master Servicer, an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Distribution Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Master Servicer for application in accordance with Article VIII.

        Any Paying Agent other than the initial Paying Agent shall be appointed by Issuer Order. The Issuer shall not appoint any successor Paying Agent which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (iv) of the definition of the term "Permitted Investments". The Issuer shall cause each successor Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent shall:

               (1) allocate all sums received for payment to the Holders of Bonds on each Payment Date and Redemption Date among such Holders in the proportion specified in the applicable Payment Date Statement, as the case may be, in each case to the extent permitted by applicable law;

               (2) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (3) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Bonds if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

               (4) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made with respect to any Bonds for which it is acting as Paying Agent;

               (5) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

               (6) comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any Class of Bonds, the Issuer has provided the calculations pertaining thereto to the Trustee.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable escheat laws, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for six years after such amount has become due and payable to the Holder of such Bond shall be discharged from such trust and, upon its written request, paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Trustee may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).

        Section 3.04. EXISTENCE OF ISSUER.

        (a) Subject to Sections 3.04(b) and (c), the Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and the Bonds.

        (b) Subject to Section 3.09(f), any entity into which the Issuer may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Issuer shall be a party, shall be the successor Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(f)).

        (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of, and shall have all of the obligations of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

        Section 3.05. PROTECTION OF TRUST ESTATE.

        (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable to:

               (i) Grant more effectively all or any portion of the Trust
        Estate;

               (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce any of the Mortgage Documents; or

               (v) preserve and defend title to the Trust Estate and the rights of the Trustee, and of the Bondholders, in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

        The Issuer hereby designates the Trustee its agent and attorney-in-fact to prepare and file any financing statement, continuation statement or other instrument required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, however, that the duty of the Trustee to execute any instrument required pursuant to this Section 3.05 shall arise only if the Trustee has knowledge pursuant to Section 6.01(d) of the occurrence of a failure of the Issuer to comply with provisions of this Section 3.05.

        (b) Except as permitted by Section 8.09, the Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to
Section 3.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property shall continue to be maintained after giving effect to such action or actions.

        Section 3.06. OPINIONS AS TO TRUST ESTATE.

        On or before February 15 in each calendar year, beginning with the first calendar year commencing more than three months after the Closing Date, the Issuer shall furnish to the

Trustee an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such actions, if any, that shall, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 15 in the following calendar year.

        Section 3.07. PERFORMANCE OF ISSUER AND MASTER SERVICER OBLIGATIONS.

        (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Deposit Trust Agreement.

        (b) The Issuer shall not take any action and shall use its reasonable good faith efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Documents or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Mortgage Documents, except as expressly provided or permitted in this Indenture and the Servicing Agreements or such Mortgage Documents or other instrument or unless such action shall not adversely affect the interests of the Holders of the Bonds.

        (c) The Master Servicer, on behalf of the Issuer shall monitor the performance of the Servicers under the Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their duties and obligations thereunder. Upon the occurrence of a Servicing Default of which an Authorized Officer of the Master Servicer has actual knowledge under a Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such Servicing Default. So long as any such Servicing Default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Bondholders,
(i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such Servicing Default under the Servicing Agreement or take any other action with respect to such Servicing Default as is permitted thereunder. Notwithstanding any provision of this Indenture or any Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of, or to enforce the obligations of, (i) the Servicer under its Servicing Agreement with respect to any Additional Collateral or any Limited Purpose Surety Bond relating thereto, including, without limitation, the collection of any amounts owing to the Trust Estate in respect thereof (unless and until the Master Servicer shall have assumed the obligations of such Servicer as successor Servicer under the related Servicing Agreement pursuant to his Section 3.07, in which case, as successor Servicer, it shall be bound to serve and administer the Additional Collateral and any related Limited Purpose Surety Bond in accordance with the provisions of such Servicing Agreement) or (ii) the Servicer under its Servicing Agreement with respect to the servicing or administration of defaulted or delinquent Mortgage Loans and the management and disposition of any REO Properties or for any actions of the Issuer in connection therewith.




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

        (d) Upon any termination by the Master Servicer of a Servicer's rights and powers pursuant to its Servicing Agreement, the rights and powers of the Servicer with respect to the Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Issuer and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person to serve as successor to the Servicer; provided, however, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor Servicer (including the Master Servicer). With such consent, the Master Servicer may elect to continue to serve as successor Servicer under the Servicing Agreement. Upon appointment of a successor Servicer, as authorized under this Section 3.07(d), unless the successor Servicer shall have assumed the obligation of the terminated Servicer under such Servicing Agreement, the Trustee and such successor Servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of any successor Servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Servicing Agreement.

        The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney's fees against the party against whom such enforcement is directed, or
(iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Issuer, as provided in Section 3.21.

        If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

        (e) Upon any termination of a Servicer's rights and powers pursuant to its Servicing Agreement, the Master Servicer shall promptly notify the Issuer and the Rating Agencies, specifying in such notice that the Master Servicer or any successor Servicer, as the case may be, has succeeded the Servicer under the Servicing Agreement, which notice shall also specify the name and address of any such successor Servicer.

        (f) The Issuer shall not consent to the assignment by any Servicer of such Servicer's rights and obligations under the Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

        Section 3.08. INVESTMENT COMPANY ACT.

        The Issuer shall at all times conduct its operations so as not to be subject to the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

        Section 3.09. NEGATIVE COVENANTS.

        The Issuer shall not:

        (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Servicing Agreements;

        (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Bonds by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

        (c) engage in any business or activity other than in connection with, or relating to, the issuance of the Bonds pursuant to this Indenture and the Deposit Trust Agreement, respectively, without, in each case, the consent of the Holders of 66 2/3% of the aggregate Class Principal Amount of the Bonds then Outstanding;

        (d) incur any indebtedness or assume or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Bonds pursuant to this Indenture;

        (e) dissolve or liquidate in whole or in part; or

        (f) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture or any Permitted Encumbrance) to be created on or extended to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate.

        Section 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

        On or before 120 days after the end of the first fiscal year of the Issuer which ends more than three months after the Closing Date, and each fiscal year thereafter, the Issuer shall deliver to the Trustee a written statement, signed by an Authorized Officer, stating that:

               (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

               (2) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof.




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        Section 3.11. RECORDING OF ASSIGNMENTS.

        The Issuer shall cause the Assignments of the Mortgage Loans securing the Bonds to be duly recorded in the manner specified in Section 4(B) of the Custody Agreement for any Mortgaged Properties located in states not covered by clause (5) of Part B of the Opinion of Counsel provided pursuant to Section 2.12(c). If the Issuer fails to cause the Assignment to be recorded within the time limit provided thereunder, the Issuer shall cause the Servicers or the sellers, as applicable, to purchase such corresponding Mortgage Loan pursuant to
Section 8.04 and the applicable provisions of the Servicing Agreements or the Purchase Agreements.

        Section 3.12. LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY.

        It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company not individually or personally but solely as owner trustee of Sequoia Mortgage Trust 7 under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose for binding only the Issuer, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Operative Agreements.

        Section 3.13. REPRESENTATIONS AND WARRANTIES OF THE ISSUER REGARDING THE
                      LIEN OF BONDHOLDERS.

With respect to the Mortgage Loans, the Issuer represents and warrants that, as of the Closing Date and each Subsequent Transfer Date:

               (1) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC"), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

               (2) The Mortgage Loans constitute "instruments" within the meaning of the applicable UCC;

               (3) The Issuer owns or shall own and has or shall have good title to the Mortgage Loans free and clear of any lien, claim or encumbrance of any Person;

               (4) The Issuer has or shall have received all consents and approvals required by the terms of the Mortgage Loans to the pledge of the Mortgage Loans hereunder to the Trustee;

               (5) All original executed copies of each Mortgage Loan have been or shall be delivered to the Custodian or Trustee;




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

               (6) The Issuer has or shall have received a written acknowledgement from the Custodian or Trustee that the Custodian or Trustee is holding the Mortgage Loans solely on behalf and for the benefit of the Trustee;

               (7) Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Issuer has not authorized the filing of and is not aware of any financing statement against the Issuer that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer; and

               (8) None of the Mortgage Loans has or shall have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

        Section 3.14. REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER.

        (a) The Master Servicer hereby represents and warrants to the Issuer and the Trustee, for the benefit of the Bondholders, as of the Closing Date that:

               (1) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Indenture and to execute, deliver and comply with its obligations under the terms of this Indenture, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

               (2) the execution and delivery of this Indenture by the Master Servicer and its performance and compliance with the terms of this Indenture will not (A) violate the Master Servicer's charter or bylaws,
        (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Indenture;

               (3) this Indenture constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);




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

               (4) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

               (5) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Indenture or that requires the consent of any third person to the execution of this Indenture or the performance by the Master Servicer of its obligations under this Indenture;

               (6) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Indenture or performing its obligations under this Indenture;

               (7) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

               (8) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Indenture or the consummation of the transactions contemplated by this Indenture, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

               (9) the consummation of the transactions contemplated by this Indenture are in the ordinary course of business of the Master Servicer.

        (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Indenture. The Master Servicer shall indemnify the Issuer and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 3.14(a). It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Issuer and the Trustee as provided in this Section constitutes the sole remedy of the Issuer and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Indenture.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by the Master Servicer, the Trustee or the Issuer or notice thereof by any one of such parties to the other parties.




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

        Section 3.15. MERGER OR CONSOLIDATION OF THE MASTER SERVICER.

        Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

        Section 3.16. RESIGNATION OF THE MASTER SERVICER.

        The Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Indenture. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

        If, at any time, the Master Servicer resigns under this Section 3.16, or transfers or assigns its rights and obligations under Section 3.17, or is removed as Master Servicer pursuant to Section 3.20, then at such time the Master Servicer also shall resign as Paying Agent, Authenticating Agent and Bond Registrar under this Indenture.

        Section 3.17. ASSIGNMENT OR DELEGATION OF DUTIES BY THE MASTER SERVICER.

        Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Issuer (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Issuer of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Bonds, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Issuer and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer, and such successor Master Servicer shall pay the Trustee Fee to the Trustee as compensation for its services hereunder.




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

        Section 3.18. LIMITATION ON LIABILITY OF MASTER SERVICER AND OTHERS.

        Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Indenture. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Indenture and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Indenture and the rights and duties of the parties hereto and the interests of the Bondholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

        The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent the Issuer incurs damages or expenses as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Indenture.

        Section 3.19. INDEMNIFICATION; THIRD-PARTY CLAIMS.

        The Master Servicer agrees to indemnify the Issuer and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Issuer or the Trustee may sustain as a result of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Indenture. The Issuer and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Indenture or the Mortgage Loans entitling the Issuer or the Trustee to indemnification under this Section 3.19, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

        Section 3.20. MASTER SERVICER DEFAULT.

        "Master Servicer Default", wherever used herein, means, with respect to the Master Servicer, any one of the following events (whatever the reason for such Master Servicer Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to




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

any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) if the Master Servicer shall:

               (1) fail to duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Indenture which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class; or

               (2) have entered against it a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Bonds because of the financial condition or loan servicing capability of such Master Servicer; or

               (3) consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

               (4) admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (5) be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 3.15 hereof; or

               (6) sell or pledge of any of its the rights hereunder or assign this Indenture or delegate its rights or duties in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class; or

               (7) after receipt of notice from the Trustee, fail to make available to the Paying Agent any payment required to be made to the Paying Agent for the benefit of Bondholders under the terms of this Indenture, including any Advance, on any Payment Date.




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

        (b) If a Master Servicer Default described in clauses (a)(1)-(7) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Master Servicer Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Bonds of the Controlling Class, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Indenture, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee, or its designee, pursuant to and under the terms of this Indenture; and the Trustee, or its designee, is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The defaulting Master Servicer agrees to cooperate with the Trustee, or its designee, in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee, or its designee, all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Bonds or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear its costs of a master servicing transfer and the reasonable out-of-pocket fees and expenses of the Trustee associated with such master servicing transfer; provided, however, the Trustee shall be entitled to reimbursement from the Distribution Account to the extent not paid by the outgoing Master Servicer.

               Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 3.21, to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

        (c) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to this Section or the Trustee receives the resignation of the Master Servicer pursuant to Section 3.16, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Indenture and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by this Indenture shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 3.14. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation




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

therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Indenture, including the Master Servicing Fee.

        (d) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Indenture, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Such successor Master Servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Issuer and the Trustee for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation (including the Trustee Fee) shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Indenture, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying Servicers of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts or investment property which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Securities or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Indenture, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Indenture or
(iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

        Section 3.21. COMPENSATION TO MASTER SERVICER.

               The Master Servicer shall be entitled to be paid by the Issuer, and either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Payment Date, (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicing Advances and Nonrecoverable Advances in accordance with the definition of "Available Payment Amount" and (iii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of "Available Payment Amount" and which are not required to be remitted by the Servicers to the Master Servicer or deposited by




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

the Master Servicer into the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Indenture.

        In addition, the Issuer agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer upon its request for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Indenture, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

        Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.

        Whenever the following conditions shall have been satisfied:

               (1) either

                      (A) all Bonds theretofore authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Bond Registrar for cancellation; or

                      (B) all Bonds not theretofore delivered to the Bond Registrar for cancellation

               (i) have become due and payable, or

               (ii) shall become due and payable at the Stated Maturity of the final installment of the principal thereof within one year, or

               (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (B)(i), (B)(ii) or (B)(iii) above, has deposited or caused to be deposited with the Trustee or Paying Agent, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Bond Registrar for cancellation, for principal and interest to the Stated Maturity of their entire unpaid principal amount or to the applicable Redemption Date, as the case may be, and in the case of Bonds which were not paid at the Stated Maturity of their entire unpaid principal amount, for all overdue principal and all interest payable on such Bonds to the next succeeding Payment Date therefor;




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

               (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

               (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, or cause to be paid, assigned, transferred or delivered to the Issuer or upon Issuer Order all Mortgage Loans, cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Trustee or the Paying Agent to the Issuer and the Holders of Bonds under
Section 3.03, the obligations of the Trustee to the Holders of Bonds under
Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds and rights to receive payments of principal of, and interest on, the Bonds shall survive.

        Section 4.02. APPLICATION OF TRUST MONEY.

        All money deposited with the Trustee or the Paying Agent pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through the Paying Agent, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.


                                    ARTICLE V

                              DEFAULTS AND REMEDIES

        Section 5.01. EVENT OF DEFAULT.

        "Event of Default", wherever used herein, means, with respect to Bonds issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (1) if the Issuer shall:

            (A) default in the payment when and as due of any installment of principal of or interest on any Bond, or




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

            (B) default in the payment of the Redemption Price of any Bond which has been called for optional redemption pursuant to Article X;

        (2) if the Issuer shall breach, or default in the due observance, of any one or more of the covenants set forth in clauses (a) through (e) of Section 3.09;

        (3) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

        (4) if any representation or warranty of the Issuer made in this Indenture or any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after there shall have been given, by registered or certified mail, written notice thereof to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured;

        (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

        (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

        Notwithstanding the foregoing, (a) prior to the payment in full of the Senior Bonds, the failure of the Issuer to pay when and as due any installment of principal of or interest (regardless of the lapse of any grace period) on any Subordinate Bond shall not constitute an Event of Default hereunder. In addition, notwithstanding any applicable provision of this Indenture, upon payment in full of the Senior Bonds, the prior occurrence of any such shortfalls attributable to the Subordinate Bonds, which shortfalls have previously been paid in full, shall not constitute an Event of Default hereunder in respect of the Subordinate Bonds; and (b) the failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Senior Bond shall not constitute an Event of Default hereunder unless the aggregate




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

Class Principal Amount of the Senior Bonds exceeds the aggregate Stated Principal Balances of the Mortgage Loans after application of all available amounts on deposit in the Distribution Account and application of losses, pursuant to Section 2.15, on a Payment Date. Subject to the foregoing, Section
5.01 of the Indenture shall otherwise apply in all respects to the Senior Bonds.

        If any Event of Default shall occur, of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall promptly notify each Rating Agency of the nature and extent of such Event of Default.

        Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

        If an Event of Default occurs and is continuing with respect to the Bonds, then and in every such case the Trustee or the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Bonds of the Controlling Class may declare all the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Bondholders), and upon any such declaration such Bonds shall become immediately due and payable in an amount equal to:

        (i) the aggregate Class Principal Amount of all Classes of Bonds,

        (ii) accrued and unpaid interest at the respective Bond Interest Rates on the aggregate Class Principal Amount (or the Class Notional Amount, in the case of the Class X-1 or Class X-2 Bonds) through the date of acceleration, and

        (iii) in the case of the Senior Bonds, interest (but only to the extent payment thereof shall be legally enforceable) on any overdue installments of interest on the Senior Bonds from the Stated Maturity of any such installments to the date of the acceleration at the Bond Interest Rate at which such interest accrued or such lower rate at which payment of such interest shall be legally enforceable.

        At any time after such a declaration of acceleration of maturity of the Bonds has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

        (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

            (A) all payments of principal of, and interest on, all Bonds and all other amounts which would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred; and

            (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and




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

        (2) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such acceleration, have been cured or waived as provided in Section 5.15.

        No such rescission shall affect any subsequent Default or impair any right consequent thereon.

        Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR
                      ENFORCEMENT BY TRUSTEE.

        Subject to Section 5.02, the Issuer covenants that if an Event of Default shall occur and be continuing in respect to the Bonds and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Bonds:

        (i) the amounts specified in the first paragraph of Section 5.02, and

        (ii) in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its Agents and counsel.

        If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Bonds and collect, out of the Trust Estate (as defined in the Deposit Trust Agreement), wherever situated, of the Issuer, the moneys adjudged or decreed to be payable in the manner provided by law; provided, however, that neither the Trustee, nor any of its agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts due under the Bonds or this Indenture.

        If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Bondholders by any Proceedings the Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy, including, without limitation, instituting a Proceeding prior to any declaration of acceleration of the Maturity of the Bonds for the collection of all amounts then due and unpaid on such Bonds, prosecuting such Proceeding to final judgment or decree, enforcing the same against the Issuer and collecting out of the property, wherever situated, of the Issuer the moneys adjudged or decreed to be payable in the manner provided by law.

        Section 5.04. REMEDIES.

        If an Event of Default shall have occurred and be continuing and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 5.18, to the extent applicable) may do one or more of the following:




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

        (a) institute Proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due;

        (b) in accordance with Section 5.18, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

        (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate; and

        (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds hereunder.

        Section 5.05. [RESERVED].

        Section 5.06. TRUSTEE MAY FILE PROOFS OF CLAIM.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise to:

        (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and file such other papers or documents and take such other actions as it deems necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such Proceeding; and

        (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

        Section 5.07. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                      BONDS.




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

        All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered. Any surplus shall be available, in accordance with Section 5.08, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        Section 5.08. APPLICATION OF MONEY COLLECTED.

        If the Bonds have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Bonds pursuant to this Article or otherwise and any monies that may then be held or thereafter received by the Trustee with respect to the Bonds shall be applied, after payment to the Trustee of such amounts as may be payable to it under Section 6.07, in the order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Bonds, upon presentation and surrender thereof:

        First: To the payment of amounts then due and unpaid to any Agent hereunder and to the Master Servicer and any Servicer in respect of accrued and unpaid Servicing Fees, previously unreimbursed Advances, Servicing Advances and Nonrecoverable Advances made by such party pursuant to this Indenture or the related Servicing Agreement, as applicable, any other amounts due and payable hereunder or under the Servicing Agreements, and any amounts due and payable under the Custody Agreement (to the extent such amounts are not reimbursed to the Custodian by the Seller);

        Second: To the payment of amounts of interest and principal then due and unpaid upon the Outstanding Bonds in accordance with the priorities set forth in
Section 2.03(b); and

        Third: To the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

        Section 5.09. LIMITATION ON SUITS.

        No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;




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

        (2) the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (3) such Holder or Holders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

        (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

        (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class;

        it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds.

        Section 5.10. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE
                      PRINCIPAL AND INTEREST.

        Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on a Bond to recovery from the property of the Issuer, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Bond on the respective Stated Maturities of such installments of interest, to receive payment of each installment of principal of such Bond when due (or, in the case of any Bond called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        Section 5.11. RESTORATION OF RIGHTS AND REMEDIES.

        If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

        Section 5.12. RIGHTS AND REMEDIES CUMULATIVE.

        No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and




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

remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 5.13. DELAY OR OMISSION NOT WAIVER.

        No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

        Section 5.14. CONTROL BY BONDHOLDERS.

        The Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that:

        (1) such direction shall not be in conflict with any rule of law or with this Indenture;

        (2) any direction to the Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Bonds representing the percentage of the aggregate Class Principal Amount of the Controlling Class specified in Section 5.18(b)(1), unless Section 5.18(b)(2) is applicable; and

        (3) [Reserved];

        (4) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

        Section 5.15. WAIVER OF PAST DEFAULTS.

        Subject to Section 5.02, the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class may on behalf of the Holders of all the Bonds of such Class waive any past Default hereunder and its consequences, except a Default:

        (1) in the payment of any installment of principal of, or interest on, any Bond; or

        (2) in respect of a covenant or provision hereof which under Section
9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.




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

        Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        Section 5.16. UNDERTAKING FOR COSTS.

        All parties to this Indenture agree, and each Holder of any Bond by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the aggregate Class Principal Amount of the Controlling Class, or to any suit instituted by any Bondholder for the enforcement of the payment of any installment of interest on any Bond on or after the Stated Maturity thereof expressed in such Bond or for the enforcement of the payment of any installment of principal of any Bond when due (or, in the case of any Bond called for redemption, on or after the applicable redemption date).

        Section 5.17. WAIVER OF STAY OR EXTENSION LAWS.

        The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

        Section 5.18. SALE OF TRUST ESTATE.

        (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture with respect thereto shall have been paid. The Trustee may arrange for a public Sale by public announcement of the time and place of such Sale and may from time to time postpone any such public Sale, with an advance public announcement. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

        (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

            (1) the Holders of all Bonds of the Controlling Class consent to, or direct the Trustee to make, such Sale; or




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

            (2) the proceeds of such Sale would be not less than the entire amount which would be distributable to the Holders of the Bonds in full payment thereof, and the other amounts payable in accordance with Section 5.08, on the Payment Date next succeeding the date of such Sale.

            (3) [Reserved]

        The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.18(b).

        (c) Unless the Holders of all Bonds of the Controlling Class have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.18 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid.

        (d) In connection with a Sale of all or any portion of the Trust Estate:

            (1) any Holder or Holders of Bonds may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds of the Controlling Class or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amount so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

            (2) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds as a result of such Sale in accordance with Section 5.08 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

            (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

            (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and




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

            (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

        Section 5.19. ACTION ON BONDS.

        The Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders of Bonds shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

        Section 5.20. VOTING RIGHTS.

        For purposes of allocating voting rights hereunder to Holders of Senior Bonds, the Class A Bonds shall be entitled to 96% of all voting rights, 1% of such rights shall be allocated to the Class X-1 Bond and 3% of such rights shall be allocated to the Class X-2 Bonds.


                                   ARTICLE VI

                                   THE TRUSTEE

        Section 6.01. DUTIES OF TRUSTEE.

        (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (b) Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture; and

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

        (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of subsection (b) of this Section;




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

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.14 or Section 5.18.

        (d) Except with respect to duties of the Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of (i) any Event of Default described in Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4), (ii) any Servicing Default under the Servicing Agreements or (iii) any Master Servicer Default, unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Servicing Default or default is received by the Trustee at the Corporate Trust Office, and such notice references the Bonds generally, the Issuer, the Trust Estate or this Indenture.

        (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 6.07 and 8.02(d); however, that nothing in this Section 6.01(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Trustee pursuant to Section 6.07.

        (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

        (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders and the rights of Bondholders shall continue to be governed by the terms of this Indenture.

        Section 6.02. NOTICE OF DEFAULT.

        Within 90 days after the occurrence of any Default known to the Trustee, the Trustee shall transmit by mail to all Holders of Bonds notice of each such Default, unless such Default shall have been cured or waived; provided, however, that except in the case of a Default of the type described in Section 5.01(1), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors




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and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds; and provided, further, that in the case of any Default of the character specified in
Section 5.01(3) or 5.01(4) no such notice to Holders of the Bonds shall be given until at least 30 days after the occurrence thereof. Concurrently with the mailing of any such notice to the Holders of the Bonds, the Trustee shall transmit by mail a copy of such notice to the Rating Agencies and the Issuer.

        Section 6.03. RIGHTS OF TRUSTEE.

        Except as otherwise provided in Section 6.01 hereof:

        (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the board of directors may be sufficiently evidenced by a written resolution;

        (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part conclusively, rely upon an Officers' Certificate or the Officer's Certificate of the Servicers;

        (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer, to examine the books, records and premises of the Issuer, personally or by agent or attorney, during the Issuer's normal business hours; provided that the Trustee shall and shall cause its agents to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;




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        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed and supervised with due care by it hereunder;

        (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

        (i) Unless the Trustee becomes successor Master Servicer, the Trustee shall not be responsible for supervising, monitoring or reviewing the Servicer's performance of its duties under the Servicing Agreements except to the extent of determining (i) that the periodic reports, certificates and opinions required to be delivered by the Servicers to it thereunder are delivered in timely fashion and conform to the requirements of the Servicing Agreements, (ii) that the amounts received by it from the Servicers for deposit in the Distribution Account during any month are as shown in the Servicer's report for such month,
(iii) and that any Trustee Mortgage File or document therein that has been released by the Trustee to the Servicers is returned as provided in the Servicing Agreements; and

        (j) The Trustee shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Issuer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

        (k) the provisions of this Section, other than clauses (e), (i) and (j), and of Sections 6.01(b) and (c) shall apply to the Trustee as it may be successor Master Servicer under this Indenture.

        Section 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

        The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

        Section 6.05. MAY HOLD BONDS.

        The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not the Trustee, Agent or such other agent.




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        Section 6.06. MONEY HELD IN TRUST.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

        Section 6.07. COMPENSATION AND REIMBURSEMENT.

        As compensation for its services hereunder, the Trustee shall be entitled to receive the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer.

        In addition, the Issuer agrees:

        (1) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the performance of its duties hereunder or arising in connection with the Custody Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

        (2) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

            (i) with respect to any such claim, the Trustee shall have given the Issuer written notice thereof promptly after the Trustee shall have knowledge thereof;

            (ii) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

            (iii) notwithstanding anything to the contrary in this Section 6.07(3), the Issuer shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Issuer.

        When the Trustee incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law now or hereafter in effect.

        As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien ranking junior to the lien of the Bonds with respect to which any claim




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of the Trustee under this Section arose (but senior to all other liens, if any)
upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Proceeding is in connection with a Proceeding in accordance with Article V for enforcement of the lien of this Indenture after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 6.07) and a resulting declaration of acceleration of Maturity of the Bonds which has not been rescinded and annulled. The obligations of the Issuer pursuant to this section shall survive the earlier of satisfaction and discharge of this Indenture or resignation or removal of the Trustee.

        Section 6.08. ELIGIBILITY; DISQUALIFICATION.

        Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 6.09. The Trustee shall be subject to TIA Section 310(b).

        Section 6.09. TRUSTEE'S CAPITAL AND SURPLUS.

        The Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $50,000,000; provided, however, that the Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2) if this Indenture is qualified under the TIA. If the Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(2), its combined capital and surplus for purposes of this Section 6.09 shall be as set forth in the latest such report.

        Section 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

        (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c) The Trustee may be removed at any time by Act of the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, delivered to the Trustee and to the Issuer.

        (d) If at any time:

            (1) the Trustee shall have a conflicting interest prohibited by
Section 6.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.08 after written request therefor by the Issuer or by any Bondholder; provided, however, that this Section




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6.10(d)(1) shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA, and until such qualification this Indenture shall be construed as if this Section 6.10(d)(1) were not contained herein; or

            (2) the Trustee shall cease to be eligible under Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee or (ii) subject to Section 5.16, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, unless this Indenture is qualified under the TIA and the Trustee's duty to resign is stayed as provided in Section 310(b) of the TIA.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee shall be appointed by Act of the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (f) The Issuer shall give notice, or cause notice to be given, of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Bonds. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

        Section 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

        Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall




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

execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

        No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        Section 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                      BUSINESS OF TRUSTEE.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had authenticated such Bonds.

        Section 6.13. PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER.

        If this Indenture is qualified under the TIA, the Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA
Section 311(b), and a Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

        Section 6.14. CO-TRUSTEES AND SEPARATE TRUSTEES.

        At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class with respect to which a co-trustee or separate trustee is being appointed, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

        Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Each notice shall include the name and address of any such co-trustee or successor trustee.




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        Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

        (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

        (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

        (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case of an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee which has resigned or has been removed may be appointed in the manner provided in this Section.

        (4) No co-trustee or separate trustee shall be required to satisfy the eligibility requirements under Sections 6.08 and 6.09. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

        (5) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

        Section 6.15. AUTHENTICATING AGENTS.

        Wells Fargo Bank Minnesota, National Association is hereby initially appointed (and shall serve in such capacity for so long as it is Master Servicer hereunder) "Authenticating Agent" with power to act on its behalf and subject to its direction in the authentication and delivery of the Bonds designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Trustee and such Authenticating Agent, for notation on the Bonds of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Bonds) in connection with transfers and exchanges under Sections 2.06 and 2.07, if any, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Bonds. For all purposes of this Indenture




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(other than in connection with the authentication and delivery of Bonds pursuant to Sections 2.05 and 2.12 in connection with their initial issuance and for purposes of Section 2.08), the authentication and delivery of Bonds by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Bonds "by the Trustee". Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.09 for the Trustee.

        Any Authenticating Agent shall also serve as Bond Registrar or co-Bond Registrar, as provided in Section 2.07. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this Section 6.15 or pursuant to the terms of any supplemental indenture shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Bond Registrar or co-Bond Registrar and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Bond Registrar or co-Bond Registrar.

        Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

        Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Bonds.

        The Issuer agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services; provided, however, that for so long as the Master Servicer is the Authenticating Agent, no additional compensation shall be payable to it as Authenticating Agent. The provisions of Sections 2.10,
6.04 and 6.05 shall be applicable to any Authenticating Agent.

        Section 6.16. RIGHTS AND LIMITATIONS ON LIABILITY OF AGENTS.

        In the performance of its respective duties and responsibilities hereunder, each Agent shall be entitled to all of the rights, benefits and protections afforded the Trustee under this Article VI, including without limitation, the indemnification provided to the Trustee under Section 6.07 hereof, to the same extent as if this Article VI expressly referred to each Agent.




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                                   ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

        Section 7.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                      BONDHOLDERS.

        (a) The Issuer shall furnish or cause to be furnished to the Bond Registrar (i) semi-annually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, a list, in such form as the Bond Registrar may reasonably require, of the names and addresses of the Holders of Bonds and (ii) at such other times, as the Bond Registrar may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list described in (i) or (ii) above shall be required to be furnished.

        (b) In addition to furnishing to the Bond Registrar the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish all Bondholder lists, if any, required under Section 3.03 at the times required by
Section 3.03.

        Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                      BONDHOLDERS.

        (a) The Bond Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Bond Registrar as provided in Section 7.01. The Bond Registrar may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

        (b) If this Indenture is qualified under the TIA, Bondholders may communicate pursuant to TIA Section 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

        (c) If this Indenture is qualified under the TIA, the Issuer, the Trustee and the Bond Registrar shall have the protection of TIA Section 312(c).

        Section 7.03. REPORTS BY TRUSTEE.

        (a) If this Indenture is qualified under the TIA, then within 30 days after May 15 of each year (the "reporting date"), commencing with the year after the issuance of the Bonds, (i) in the circumstance required by TIA Section 313(a), the Trustee shall mail to all Holders a brief report dated as of such reporting date that complies with TIA Section 313(a), (ii) the Trustee shall also mail to Holders of Bonds with respect to which it has made advances any reports with respect to such advances that are required by TIA Section 313(b)(2) and (iii) the Trustee shall also mail to Holders of Bonds any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(3), 313(b)(1) (if applicable) or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the aggregate Class Principal Amount




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of the Bonds of the then Controlling Class covered by the report. The Trustee shall comply with TIA Section 313(c) with respect to any reports required by this Section 7.03(a).

        (b) If this Indenture is qualified under the TIA, a copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Bonds be filed by the Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer shall notify the Trustee when the Bonds are listed on any securities exchange.

        Section 7.04. REPORTS BY ISSUER.

        If this Indenture is qualified under the TIA, the Issuer (a) shall file with the Trustee, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA Section 314(a).

        Section 7.05. NOTICE TO THE RATING AGENCIES.

        The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies of any of the following events of which it has actual knowledge:

        (a) any material change to or amendment of this Indenture;

        (b) the occurrence of any Default or Event of Default that has not been cured;

        (c) the resignation or termination of the Trustee;

        (d) the substitution of Mortgage Loans; and

        (e) the final payment of Bondholders; and


                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

        Section 8.01. COLLECTION OF MONEYS.

        Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture. Except as otherwise expressly provided herein, if any default occurred in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without




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prejudice to any right to claim a Default or Event of Default hereunder and any right to proceed thereafter as provided in Article V.

        Section 8.02. DISTRIBUTION ACCOUNT.

        (a) On or prior to the Closing Date, the Master Servicer shall cause the Servicers to establish and maintain, in the name of the Paying Agent, for the benefit of the Bondholders, the Custodial Accounts as provided in the Servicing Agreements.

        (b) On each Distribution Account Deposit Date, the Servicers shall deposit in the Distribution Account all amounts required to be deposited therein under the Servicing Agreements.

        (c) The Paying Agent, on behalf of the Trustee, shall establish and maintain, on behalf of the Bondholders, the Distribution Account. The Paying Agent shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements; and

            (ii) any amounts required to be deposited hereunder by the Master Servicer; and

            (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

        In the event that the Master Servicer or a Servicer shall remit any amount not required to be remitted, it may at any time direct the Paying Agent to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officers' Certificate to the Paying Agent and the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Paying Agent in trust for the Bondholders until disbursed in accordance with this Indenture or withdrawn in accordance with Section 2.03(b). In no event shall the Trustee or the Paying Agent incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer or a Servicer.

        (d) Subject to Sections 5.02 and 5.08, on each Payment Date and Redemption Date, the Paying Agent shall distribute the Available Payment Amount and other amounts payable thereunder for such Payment Date or Redemption Date to the Bondholders and the other parties entitled thereto in respect of the Bonds to the extent of amounts due and unpaid on the Bonds for principal and interest in the amounts and in the order of priority set forth in Section 2.03(b). The Paying Agent may from time to time withdraw from the Distribution Account and pay to the Master Servicer, the Trustee, any Agent, or any Servicer from funds in the Distribution Account (other than the Available Payment Amount for any Distribution Date or Redemption Date, as applicable) any amounts required to be paid or reimbursed by the Issuer or from the Distribution Account to any such Person under this Indenture or any Servicing Agreement.




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        Section 8.03. GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS.

        (a) Each Pledged Account shall relate solely to the Bonds, and to the Mortgage Loans, Permitted Investments and other property securing the Bonds. Funds and other property in each Pledged Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Paying Agent may hold any funds or other property received or held by it as part of a Pledged Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Paying Agent and the Paying Agent maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to each Custodial Account.

        (b) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Pledged Accounts, other than the Distribution Account, the Capitalized Interest Account and the Basis Risk Reserve Funds shall be invested in Permitted Investments and reinvested by the Paying Agent upon written direction of the Issuer. All or a portion of the funds in the Distribution Account shall be invested in Permitted Investments as determined by the Paying Agent. Any such Permitted Investment shall mature not later than the earliest date the funds so invested may be needed to be applied to the use intended therefor. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Pledged Accounts, other than the Distribution Account, the Capitalized Interest Account and the Basis Risk Reserve Funds, shall be remitted to it monthly or upon its order. All income and gain (net of any losses) realized from any investment of Distribution Account funds shall be retained by the Trustee as additional compensation for its services hereunder. The amount of any realized losses in the Pledged Accounts, other than the Distribution Account, the Capitalized Interest Account and the Basis Risk Reserve Funds, incurred in respect of any such investments shall promptly be deposited by the Issuer or other party for whose benefit the funds are invested in the applicable Pledged Account or Pledged Accounts; and the amount of any realized losses in the Distribution Account incurred in respect of any such investments shall promptly be deposited by the Paying Agent in the Distribution Account.

        (c) Subject to Section 6.01(c), the Paying Agent shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable (i) to the Distribution Account and (ii) to the Paying Agent's failure to make payments on such Permitted Investments issued by the Paying Agent, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

        (d) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Pledged Accounts, other than the Distribution Account, the Capitalized Interest Account or the Basis Risk Reserve Funds to the Paying Agent by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Paying Agent) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Bonds but the Bonds shall not have been declared due and payable pursuant to Section 5.02 or
(iii) if such Bonds shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.08 as if there had not been such a declaration, then the Paying Agent or the Trustee, as applicable,




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shall, to the fullest extent practicable, invest and reinvest funds in the
Pledged Accounts in one or more Permitted Investments.

        (e) The Trustee shall, at all times while any Bonds are outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Trustee, all certificates or other instruments, if any, evidencing any investment of funds in a Pledged Account. The Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in a Pledged Account, against delivery of the amount receivable in connection with any sale.

        Section 8.04. PURCHASES OF DEFECTIVE MORTGAGE LOANS.

        (a) Upon discovery by the Seller or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the Custodian's Final Receipt as defined in and delivered under the Custodial Agreement, that a document is missing from, a Trustee Mortgage File or of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan (which are set forth in Exhibit X hereto) which materially adversely affects the value of that Mortgage Loan or the interest therein of the Bondholders (a "Defective Mortgage Loan"), the Trustee, or its designee, shall promptly notify the Seller in writing of such defective or missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 90 days from the date that the Seller discovered or was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase and Sale Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Estate at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period (subject to Section 8.04(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within an additional 90-day period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Custodial Account, and the Trustee, or its designee, upon receipt of written certification from the related Servicer of such deposit, shall release to the Seller the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Estate (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 8.04(b) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Bondholders.




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        (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage
Loans made pursuant to Section 8.04(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution. The Custodian shall acknowledge receipt for such Replacement Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Documents as specified in the Custodial Agreement and deliver to the Trustee and the Seller, with respect to such Replacement Mortgage Loans, a certification substantially in the form of a revised Trust Receipt, with any exceptions noted thereon. Within one year of the date of substitution, the Custodian shall deliver to the Trustee and the Seller a certification substantially in the form of a revised Final Trust Receipt, with respect to such Replacement Mortgage Loans, with any exceptions noted thereon. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution are not part of the Trust Estate and shall be retained by the Seller. For the month of substitution, distributions to Bondholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Issuer shall give or cause to be given written notice to the Bondholders and the Master Servicer that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Indenture and the substitution of the Replacement Mortgage Loan and shall deliver a copy of such amended Mortgage Schedule to the Trustee and the Master Servicer. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Estate and shall be subject in all respects to the terms of this Indenture and the Mortgage Loan Purchase and Sale Agreement, including all representations and warranties thereof included in the Mortgage Loan Purchase and Sale Agreement, in each case as of the date of substitution.

        For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the amount (each, a "Substitution Adjustment"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Replacement Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Mortgage Rate. On the date of such substitution, the Seller shall deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the related Substitution Adjustment, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

        In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Master Servicer an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause (a) any federal tax to be imposed on the Trust Estate,




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including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or (b) either REMIC created hereunder to fail to qualify as a REMIC at any time that any Bond is outstanding. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

        (c) Upon discovery by the Seller, the Issuer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 8.04(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 8.04(a) above, if made by the Seller. The Trustee shall re-convey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

        Section 8.05. PURCHASES OF CONVERTED MORTGAGE LOANS.

        The Master Servicer shall enforce any seller's obligation under a Purchase Agreement to purchase at the Purchase Price any Mortgage Loan as to which the Mortgagor has elected to exercise its option to convert the Mortgage Rate to a different Index (each, a "Converted Mortgage Loan") from the Trust Estate. Such party shall, to the extent provided in the related Purchase Agreement, purchase each Converted Mortgage Loan from the Trust Estate on or prior to the Determination Date following the receipt of notification from the Mortgagor of its election to exercise the conversion option. The Purchase Price for the Converted Mortgage Loan shall be deposited in the related Custodial Account, and, upon receipt of such deposit and receipt by the Custodian of the request for release of such Converted Mortgage Loan, the Custodian shall release to the purchaser the related Trustee Mortgage File, and the Custodian shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the purchaser shall furnish to it and as shall be necessary to vest in the purchaser any Converted Mortgage Loan released pursuant hereto and the Trustee and the Custodian shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Custodian and the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). It is understood and agreed that the obligation of a seller to purchase any Converted Mortgage Loan shall constitute the sole remedy against such party respecting such Converted Mortgage Loan available to the Master Servicer on behalf of the Bondholders.

        Section 8.06. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE
                      MORTGAGE LOANS.

        Pursuant to the Mortgage Loan Purchase and Sale Agreement, the Seller has made the representations and warranties with respect to the Mortgage Loans set forth in Exhibit X hereto.




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        Section 8.07. RESERVED.

        Section 8.08. REPORTS BY TRUSTEE.

        In addition to any statements required to be delivered or prepared by the Master Servicer or the Paying Agent pursuant to Section 2.09, 8.02, 8.06 or 10.01, the Paying Agent shall deliver to the Issuer, within two Business Days after the request of the Issuer, a written report setting forth the amount of each Pledged Account established hereunder and the identity of the investments included therein. Without limiting the generality of the foregoing, the Master Servicer shall, upon the written request of the Issuer, promptly transmit to the Issuer copies of all accountings of, and information with respect to, collections furnished to it by the Servicers and shall promptly notify the Issuer if on the second Business Day after any Distribution Account Deposit Date, the related Bond Payment Amount or any portion thereof has not been received by the Paying Agent.

        Section 8.09. TRUST ESTATE; RELEASE AND DELIVERY OF MORTGAGE DOCUMENTS.

        (a) The Trustee may, and when required by the provisions of this Indenture shall, execute instruments in form supplied to it to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture and the TIA. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

        (b) [Reserved]

        (c) Upon request by a Servicer accompanied by a Request for Release delivered to the Custodian to the effect that a Mortgage Loan has been the subject of a Prepayment in Full or has otherwise been paid in full or purchased by the Servicer pursuant to the terms of the related Servicing Agreement or by the seller pursuant to the terms of the related Purchase Agreement, the Custodian shall promptly release the related Mortgage Documents and the Custodian and the Trustee shall execute such documents as the Servicer may request to evidence satisfaction and discharge of such Mortgage Loan.

        (d) In addition, if from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, or the other purposes set forth in the Servicing Agreements, a Servicer requests the Trustee to release any related Mortgage Documents or other documents contained in the Trustee Mortgage File relating to such Mortgage Loan and delivers to the Custodian a Request for Release signed by a Servicing Officer, the Custodian shall release the related Mortgage Documents to the Servicer if the applicable requirements of the Custodial Agreement have been satisfied.

        (e) The Trustee shall, at such time as there are no Bonds Outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Bonds pursuant to Section 3.03 or Section 4.02), subject, however, to Section 4.01 and the rights of the Trustee under Section 6.07.




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        Section 8.10. SERVICERS AS AGENTS AND BAILEES OF TRUSTEE.

        In order to facilitate the servicing of the Mortgage Loans by the each Servicer, each Servicer shall deposit in its Custodial Account proceeds of the Mortgage Loans in accordance with the provisions of its Servicing Agreement, prior to the time they are deposited into the Distribution Account. In addition, on each Distribution Deposit Date, the Servicers shall remit to the Paying Agent for deposit in the Distribution Account all funds held in the Custodial Accounts that are required to be remitted by the Servicers in accordance with the terms of the Servicing Agreements. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or similar provision of law in the state in which such property is held by the Servicers, the Trustee hereby designates each Servicer as its agent and bailee to hold such funds with respect to the Mortgage Loans until they are deposited into the Distribution Account as well as its agent and bailee in holding any Mortgage Documents or other documents contained in a Trustee Mortgage File released to it by the Trustee pursuant to Section 8.08, and any other items constituting a part of the Trust Estate which from time to time come into possession of the Servicers. It is intended that, by the Servicer's acceptance of such agency pursuant to the Servicing Agreements, the Trustee, as secured party, shall be deemed to have possession of such Mortgage Documents, such moneys and such other items for purposes of Section 9-305 of the Uniform Commercial Code or similar provision of law of the states in which such property is held by such Servicer or the Servicers.

        Section 8.11. ADVANCES BY MASTER SERVICER AND SERVICERS.

        If, on any Determination Date, any Servicer determines that any Scheduled Payments due during the related Due Period have not been received, such Servicer shall advance such amount to the extent provided in the applicable Servicing Agreement. If any Servicer fails to remit Advances required to be made under the applicable Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance on the Payment Date immediately following such Determination Date. The Master Servicer shall remit Advances to the Distribution Account from its own funds, or from funds advanced by the applicable Servicer, in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the Payment Date, deliver an Officer's Certificate to the Trustee to such effect.

        Section 8.12. PAYMENTS IN RESPECT OF PREPAYMENT INTEREST SHORTFALLS.

        The Master Servicer shall deposit in the Distribution Account on or prior to each Payment Date the amount of any Prepayment Interest Shortfalls required to be paid but not paid by a Servicer; provided, however, that such amount shall not exceed the Master Servicing Fee for the related Payment Date. Any amounts paid by the Master Servicer under this Section shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.




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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

        Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

        Without the consent of the Holders of any Bonds, the Issuer, the Trustee and the Master Servicer, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

        (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

        (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

        (3) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

        (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds or to surrender any right or power herein conferred upon the Issuer;

        (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Bonds (any such action shall be deemed not to adversely affect the interests of the Bondholders if the Issuer delivers to the Trustee letters from each Rating Agency to the effect that such action shall not result in a downgrading of the Bonds); or

        (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA, or to maintain the REMIC status of each REMIC created hereunder.

        The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

        Section 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF
                      BONDHOLDERS.




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        With the consent of the Holders of Bonds representing not less than two-thirds of the aggregate Class Principal Amount of the Controlling Class by Act of said Holders delivered to the Issuer, the Master Servicer and the Trustee, the Issuer, the Master Servicer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

        (1) change the Stated Maturity of the final installment of the principal of, or any installment of interest on, any Bond or reduce the principal amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Bond may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Bond on or after the Stated Maturity thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after the Stated Maturity of the final installment of the principal thereof (or, in the case of redemption, on or after the applicable Redemption Date);

        (2) reduce the percentage of the aggregate Class Principal Amount of the Bonds of the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

        (3) modify any of the provisions of this Section, Section 5.14 or
Section 5.18(b) except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

        (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

        (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

        (6) modify any of the provisions of this Indenture in such manner as to materially and adversely affect rights of the Holders of the Bonds of the Controlling Class to the benefits of any provisions for the mandatory redemption of Bonds contained herein.

        It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.




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        Promptly after the execution by the Issuer, the Trustee and the Master
Servicer of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Issuer, the Master Servicer and to the Holders of the Bonds to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to any documents required pursuant to Section 12.01, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Section 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

        Section 9.05. CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

        Section 9.06. REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

        Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Bonds of the Controlling Class.

        Section 9.07. AMENDMENTS TO DEPOSIT TRUST AGREEMENT OR
                      SERVICING AGREEMENTS.

        The Trustee shall, upon Issuer Request and with the consent of the Master Servicer, consent to any proposed amendment to the Deposit Trust Agreement or a Servicing Agreement, or an amendment to or waiver of any provision of any other document relating to the Deposit Trust Agreement or a Servicing Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Trustee of:




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        (i) an Opinion of Counsel to the effect that such amendment or waiver shall not materially and adversely affect the interests of the Holders of the Bonds or the REMIC status of any REMIC created by this Indenture and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

        (ii) an Officers' Certificate or an Officer's Certificate of the Servicer, as applicable, to which such proposed amendment or waiver shall be attached, stating that such attached copy is the true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

        (iii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver shall not adversely affect their rating of the Bonds; and

        (iv) any other document required pursuant to Section 12.01.

        Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

        Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.


                                    ARTICLE X

                               REDEMPTION OF BONDS

        Section 10.01. REDEMPTION.

        (a) The Bonds shall not be subject to special redemption.

        (b) The Bonds shall be subject to redemption by the Issuer, in whole but not in part, on any Payment Date on or after (i) the date on which the then current Pool Stated Principal Balance is less than or equal to 20% of the Assumed Principal Balance on the Closing Date or (ii) the Clean-up Call Date, on the terms and conditions specified in this Article X at the Redemption Price. If the Issuer elects to so redeem the Bonds, it shall, no later than 30 days prior to the Payment Date selected for such redemption, deliver notice of such election to the Trustee and the Master Servicer and either (a) deposit in the Distribution Account the Redemption Price therefor (the "Redemption Amount") or
(b) state in such notice that the Redemption Amount shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Redemption Date. In connection with such redemption, the Trustee, on behalf of the Issuer, shall cause each REMIC to adopt a plan of complete liquidation for federal tax purposes by complying with the provisions of Section 11.07.

        (c) If the Issuer elects to cause a redemption of the Bonds on any Payment Date on or after the Clean-up Call Date, the Issuer may effect such redemption by executing a sale of the property constituting the Trust Estate. Upon such sale, the Trustee shall execute all customary assignments necessary to transfer title of the property constituting the Trust Estate to the purchaser of such assets; provided, however, that the Trustee shall not release its lien on the Trust Estate until funds in an amount equal to the Redemption Amount have been deposited in the Distribution Account, or escrow arrangements have been made to the satisfaction of the Trustee.

        (d) In effecting any redemption pursuant to subsection (b), concurrent with the notice provided for therein, the Issuer shall deliver an Issuer Order directing the Trustee to effect such redemption, any certification and opinion required pursuant to Section 12.01 and a form of redemption notice.

        Section 10.02. FORM OF REDEMPTION NOTICE.

        Notice of redemption shall be given by the Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than thirty days prior to the applicable Redemption Date (but in no event prior to the date on which the notice of such deposit referred to in Section 10.01 has been received by the Trustee) and each Holder of Bonds to be redeemed, such Holders being determined as of the Record Date with respect to the Payment Date on which such redemption is to occur.

        All notices of redemption shall state:

        (1) the Redemption Date; and

        (2) the fact of such payment in full, the place where such Bonds are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02). Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

        Section 10.03. BONDS PAYABLE ON REDEMPTION DATE.

        Notice of redemption having been given as provided in Section 10.02, the Bonds shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price or elect not to retire the Bonds so redeemed, as provided in
Section 10.04) no interest shall accrue on such Redemption Price for any period after the last day preceding the day on which such Redemption Date occurs. Upon deposit of the Redemption Amount in the Distribution Account, if the Bonds are being redeemed and retired, the Trustee shall release any other funds or property remaining in the Collateral to the Issuer.

        Section 10.04. RETENTION OF BONDS BY ISSUER

        If the Issuer elects to redeem the Bonds in accordance with the provisions of Section 10.01(b), it may elect to cause the Bonds to remain Outstanding and not release the lien of the Indenture with respect to the Trust Estate securing such Bonds or terminate such Bonds. If the Issuer so elects, the Bonds shall not merge with the security therefor, but shall remain validly Outstanding, subject to the following paragraph.




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

        The Bond Registrar, if so directed by the Issuer in writing not less than (5) Business Days prior to the Redemption Date, shall authenticate and prepare for delivery on the Redemption Date new Bonds or Definitive Bonds (as directed by the Issuer) on the order of the Issuer against receipt by the Trustee of immediately available funds in an amount not less than the Redemption Amount.

        Notwithstanding the foregoing, no redemption of any Bond shall be permitted without retiring it and no sale of previously redeemed Bonds may be made by the Issuer unless the Issuer shall have delivered to the Trustee an Opinion of Counsel that such redemption without retirement or sale, as the case may be, does not violate any provision of the TIA or other applicable law.


                                   ARTICLE XI

                                REMIC PROVISIONS

        Section 11.01. TIERED REMIC STRUCTURE

        The Trustee shall elect that the Trust Estate be treated for federal income tax and, if necessary, under Applicable State and/or Local Tax Laws, purposes as comprising two real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the Lower-Tier REMIC and the Upper-Tier REMIC, respectively). Each Bond, other than the Class A-R Bond, represents ownership of regular interests in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class A-R Bond represents ownership of the sole class of residual interest in each of the Lower-Tier REMIC and the Upper-Tier REMIC for purposes of the REMIC Provisions. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Interests, other than the Class LT-R Interest, set out below. Each such Lower-Tier Interest, other than the Class LT-R Interest, is hereby designated as a regular interest in the Lower-Tier REMIC. The Lower-Tier REMIC shall hold as assets all property of the Trust Estate other than the Lower-Tier Interests, each of the Basis Risk Reserve Funds, the Pre-Funding Account, the Capitalized Interest Account and the Issuer's rights in any Additional Collateral.

LOWER-TIER REMIC

        The following table specifies the class designation, interest rate, and principal amount for each Class of Lower-Tier Interests and references the Corresponding Class of Bonds for each Lower-Tier Interest.




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

 Lower-Tier Class             Lower-Tier          Initial Class      Corresponding Class
   Designation              Interest Rate        Principal Amount         of Bonds
 ----------------           -------------        ----------------    -------------------
Class LT-A1                       (1)            $  95,350,523.40         Class A
         (2)                                                              CLASS X-1
Class LT-A2                       (3)              459,335,476.60         Class A
         (4)                                                              CLASS X-2
Class LT-X-1                      0%                        50.00         Class X-1
Class LT-X-2                      0%                        50.00         Class X-2
Class LT-B-1A                     (1)                1,388,952.00         Class B-1
         (5)                                                              CLASS X-1
Class LT-B-1B                     (3)                6,691,048.00         Class B-1
         (6)                                                              CLASS X-2
Class LT-B-2                    Net WAC              5,771,000.00         Class B-2
Class LT-B-3                    Net WAC              3,463,000.00         Class B-3
Class LT-B-4                    Net WAC              1,442,000.00         Class B-4
Class LT-B-5                    Net WAC              1,154,000.00         Class B-5
Class LT-B-6                    Net WAC              2,600,498.00         Class B-6
Class LT-R                      Net WAC                    100.00         Class A-R

---------------------

    (1) The interest rate for the Class LT-A1 Interest and for the LT-B-1A Interest for any Payment Date shall equal the Net WAC of the One-Month LIBOR Loans for such date.

    (2) The Class X-1 Bond is entitled to a specified portion of the interest payable on the Class LT-A1 Interest. Specifically, for each Payment Date the Class X-1 Bond shall be entitled to interest accrued on the Class LT-A1 Interest for the related Accrual Period at a per annum rate equal to the positive difference, if any, between (i) the Net WAC of the One-Month LIBOR Loans, minus (ii) the Bond Interest Rate for the Class A Bonds.

    (3) The interest rate for the Class LT-A2 Interest and for the Class LT-B-1B Interest for any Payment Date shall equal the Net WAC of the Six-Month LIBOR Loans for such date.

    (4) The Class X-2 Bond is entitled to a specified portion of the interest payable on the Class LT-A2 Interest. Specifically, for each Payment Date the Class X-2 Bond shall be entitled to interest accrued on the Class LT-A2 Interest for the related Accrual Period at a per annum rate equal to the positive difference, if any, between (i) the Net WAC of the Six-Month LIBOR Loans, minus (ii) the Bond Interest Rate for the Class A Bonds.

    (5) The Class X-1 Bond is entitled to a specified portion of the interest payable on the Class LT-B-1A Interest. Specifically, for each Payment Date the Class X-1 Bond shall be entitled to interest accrued on the Class LT-B-1A Interest for the related Accrual Period at a per annum rate equal to the positive difference, if any, between (i) the Net WAC of the One-Month LIBOR Loans, minus (ii) the Bond Interest Rate for the Class B-1 Bonds.

    (6) The Class X-2 Bond is entitled to a specified portion of the interest payable on the Class LT-B-1B Interest. Specifically, for each Payment Date the Class X-2 Bond shall be entitled to interest accrued on the Class LT-B-1B Interest for the related Accrual Period at a per annum rate equal to the positive difference, if any, between (i) the Net WAC of the Six-Month LIBOR Loans, minus (ii) the Bond Interest Rate for the Class B-1 Bonds.

        On each Payment Date, the Paying Agent shall allocate the Bond Payment Amount, and shall allocate all losses, among the Lower-Tier Interests in the same manner that interest and principal are paid, and in the same manner that losses are allocated pursuant to Section 2.15, on the Corresponding Classes of Bonds for such Payment Date.




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

        On any Payment Date that a portion of the Senior Principal Payment Amount is required to be applied in reduction of the Class Principal Amount of the Class A Bonds, then such amount shall be allocated between the Class LT-A1 and Class LT-A2 Interests in such proportions so that immediately after the Payment Date, the Class Principal Amount of the Class LT-A1 Interest equals the product of the Class Principal Amount of the Class A Bonds and the Class X-1 Percentage for the immediately succeeding Payment Date, and the Class Principal Amount of the Class LT-A2 Interests equals the product of the Class Principal Amount of the Class A Bonds and the Class X-2 Percentage for the immediately succeeding Payment Date.

        Similarly, on each Payment Date, a portion of the Subordinate Principal Payment Amount is to be applied in reduction of the Class Principal Amount of the Class B-1 Bonds, then such amount shall be allocated between the Class LT-B-1A and Class LT-B-1B Interests in such proportions so that immediately after the Payment Date, the Class Principal Amount of the Class LT-B-1A Interest equals the product of the Class Principal Amount of the Class B-1 Bonds and the Class X-1 Percentage for the immediately succeeding Payment Date, and the Class Principal Amount of the Class LT-B-1B Interests equals the product of the Class Principal Amount of the Class B-1 Bonds and the Class X-2 Percentage for the immediately succeeding Payment Date.

        Losses allocated pursuant to Section 2.15 to the Class B-1 Bonds shall be apportioned between the Class LT-B-1A and Class LT-B-1B Interests, and losses allocated pursuant to Section 2.15 to the Class A Bonds shall be apportioned between the Class LT-A1 and Class LT-A2 Interests, in the same manner that the principal payments are allocated among such Lower-Tier Interests.

        For any Payment Date, any portion of the Bond Payment Amount remaining after the above-described payments have been made on the Lower-Tier Interests shall be paid in respect of the Class LT-R Interest.

     UPPER-TIER REMIC

        The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Interests, other than the Class LT-R Interest, described above. Each Class of Bonds, other than the Class X-1, Class X-2 and Class A-R Bonds, represent ownership of a single class of regular interests in the Upper-Tier REMIC. The Class X-1 and Class X-2 Bonds each represent the ownership of one principal-only regular interest, and two interest-only regular interests in the Upper-Tier REMIC. The Class A-R Bond represents ownership of the sole class of residual interest in each of the Upper-Tier and Lower-Tier REMIC for purposes of the REMIC Provisions.

        Section 11.02. REMIC ADMINISTRATION

        (a) As set forth in section 11.01 hereto, the Issuer shall elect REMIC status in accordance with the REMIC Provisions with respect to each of the Lower-Tier REMIC and the Upper-Tier REMIC. The Issuer shall make such elections on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Bonds are issued. For the purposes of such elections, each of the Lower-Tier

Interests, other than the Class LT-R Interest, is hereby designated as a regular interest in the Lower-Tier REMIC, and each Bond, other than the Class A-R Bond, is hereby designated as representing ownership of regular interests in the Upper-Tier REMIC. The Class LT-R Interest is hereby designated as the sole residual interest in the Lower-Tier REMIC. The Class A-R Bond represents ownership of the Class LT-R Interest and is also hereby designated as the sole residual interest in the Upper-Tier REMIC.

        (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4), is the Payment Date in June, 2032.

        (c) The Master Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Master Servicer in fulfilling its duties hereunder (including its duties as tax return preparer). The Master Servicer shall be entitled to reimbursement of the expenses to the extent provided in clause (i) above from the Distribution Account.

        (d) The Master Servicer shall prepare, and the Issuer shall sign and file, all of each REMIC's federal and state tax and information returns. The expenses of preparing and filing such returns shall be borne by the Master Servicer, provided that the Master Servicer is entitled to seek reimbursement for such expenses as provided in Section 2.07(k) hereof. If any Disqualified Organization acquires any Ownership Interest in the Class A-R Bond, then the Master Servicer shall upon request provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, such information as required in Section 860D(a)(6)(B) of the Code needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to Disqualified Organizations.

        (e) The Master Servicer or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Master Servicer shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and (ii) to the Bondholders such information or reports as are required by the Code or REMIC Provisions.

        (f) The Trustee, the Issuer, the Master Servicer, the Manager acting on behalf of the Issuer, and the Class A-R Bondholder shall take all reasonable actions or cause each REMIC to take all reasonable actions necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Issuer, the Master Servicer, the Manager on behalf of the Issuer, nor the Class A-R Bondholder shall knowingly take any action, cause either REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on
Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action shall not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to either REMIC or the assets therein, or causing such REMIC to take any action, which is not expressly permitted under the terms of this Indenture, the Class A-R Bondholder shall consult with the Trustee, or its respective designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to either REMIC created hereunder, and no such Person shall take any such action or cause such REMIC to take any such action as to which the Trustee has been advised it in writing that an Adverse REMIC Event could occur.

        (g) To the extent either REMIC created hereunder is subject to federal, state, or local taxes, then except as otherwise provided in Section 11.02(c), the Master Servicer shall pay such taxes out of current or future amounts otherwise distributable to the Class A-R Bondholder, or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMICs.

        (h) The Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

        (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Indenture with respect to a Replacement Mortgage Loan or a Subsequent Mortgage Loan or amounts transferred from the Pre-Funding Account or the Capitalized Interest Account

        (j) Neither the Trustee, the Issuer, the Master Servicer nor the Manager acting on behalf of the Issuer shall enter into any arrangement by which any REMIC shall receive a fee or other compensation for services.

        (k) The Master Servicer shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of each REMIC created hereunder, an application on IRS Form SS-4. The Master Servicer, upon receipt from the IRS of the Notice of Taxpayer Identification Number assigned for each REMIC, shall promptly forward copies of such notices to the Trustee and the Depositor. The Master Servicer shall file an IRS Form 8811 within 30 days of the Closing Date.

        Section 11.03. PROHIBITED TRANSACTIONS AND ACTIVITIES.

        Neither the Trustee, the Issuer, the Master Servicer nor the Manager acting on behalf of the Issuer shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Estate, (iii) the termination of each REMIC pursuant to Article X of this Indenture, (iv) a substitution of a Replacement Mortgage Loan for a Mortgage Loan or (v) a purchase of a Mortgage Loan pursuant to Section 8.04 or Section 8.05 of this Indenture, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to the REMIC after the Closing Date, (other than from the Capitalized

Interest Account or the Pre-Funding Account during the Pre-Funding Period), unless the Trustee has received an Opinion of Counsel (at the expense of the party causing such disposition, acquisition, substitution, or acceptance) that such disposition, acquisition, substitution, or acceptance shall not (a) affect adversely the status of such REMIC as a REMIC or of the Bonds other than the Class A-R Bonds as the regular interests therein, (b) affect adversely the payment of interest or principal on the Bonds, (c) result in the encumbrance of the assets constituting the Trust Estate (except pursuant to the provisions of this Indenture) or (d) cause such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

        Section 11.04. INDEMNIFICATION WITH RESPECT TO PROHIBITED
                       TRANSACTIONS OR LOSS OF REMIC STATUS

        In the event that a REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Master Servicer of its duties and obligations set forth herein, the Master Servicer shall indemnify the Bondholders against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Master Servicer shall not be liable for any such Losses attributable to the action or inaction of the Issuer, the Manager acting on behalf of the Issuer, the Depositor, or the Seller, as applicable, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Master Servicer has relied. Notwithstanding the foregoing, however, in no event shall the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Indenture or under any Servicing Agreement or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Master Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Bondholders (in addition to payment of principal and interest on the Bonds).

        Section 11.05. REO PROPERTY.

        (a) Notwithstanding any other provision of this Indenture, neither the Trustee, the Issuer, the Master Servicer nor the Manager acting on behalf of the Issuer shall knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause such REO Property to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the applicable Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of the REMIC as a REMIC and any income generated for such REMIC by the REO Property would not result in the imposition of a tax upon such REMIC.

        (b) The Manager acting on behalf of the Issuer shall make, or shall cause the applicable Servicer to make, reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Manager acting on behalf of the Issuer shall cause the applicable Servicer to dispose of any REO Property within three years from the end of the calendar year of its acquisition unless the Servicer (on behalf of the Issuer) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under Applicable State and/or Local Tax Law, the REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a Federal or state tax upon such REMIC. If the Servicer has received such an extension, then (a) the Servicer shall provide a copy of such extension to the Manager acting on behalf of the Issuer and (b) the Manager acting on behalf of the Issuer shall cause the applicable Servicer to continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Manager, or the applicable Servicer is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall auction the REO Property to the highest bidder (which may be the Depositor or the Seller) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

        Section 11.06. TAX CLASSIFICATION OF THE BASIS RISK RESERVE FUNDS

        The Paying Agent shall treat each Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class X-1 or Class X-2 Bondholder, as applicable, and that is not an asset of any REMIC created pursuant to this Indenture. The Paying Agent shall treat the rights of the LIBOR Bondholders to receive payments from each Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class X-1 or Class X-2 Bondholder, as applicable, in favor of the LIBOR Bondholders. Thus, each LIBOR Bond shall be treated as representing not only ownership of a regular interest in the Upper-Tier REMIC, but also ownership of an interest in an interest rate cap contract.

        Section 11.07. REMIC LIQUIDATION

        If the Issuer exercises its option under Section 10.01(b) to redeem the Bonds, then, in preparing any REMIC tax returns, the Master Servicer shall treat such redemption as a sale of the Trust Estate for cash followed by a payment of the purchase price to the Bondholders in redemption of their Bonds and in liquidation of each REMIC created hereunder. The Master Servicer shall attach a statement to the final federal income tax return of each REMIC created hereunder stating that pursuant to Treasury Regulation Section 1.860F-1, the first day of the 90-day liquidation period for each REMIC was the date on which the Issuer redeemed the Bonds.


                                   ARTICLE XII

                                  MISCELLANEOUS

        Section 12.01. COMPLIANCE CERTIFICATES AND OPINIONS.

        Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include:

        (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

        (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        Section 12.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents

        Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his other certificate or opinion is based are erroneous. Any such Issuer certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Officers of the Owner Trustee or a certificate of the officers of the Depositor or the manager of the Issuer, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, or the Depositor or the manager of the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, an Agent or the Master Servicer, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the recipient's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

        Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

        Section 12.03. ACTS OF BONDHOLDERS.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in any evidence by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

        (c) The ownership of Bonds shall be proved by the Bond Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, an Agent or the Master Servicer or the Issuer in reliance thereon, whether or not any notation of such action is made upon such Bonds.

        Section 12.04. NOTICES, ETC. TO TRUSTEE, MASTER SERVICER AND ISSUER.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

        (1) the Trustee by any Bondholder or by the Issuer or the Master Servicer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office;

        (2) the Issuer by the Trustee, the Master Servicer or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in Sections 5.01(3) and (4)) if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to it c/o Sequoia Mortgage Funding Corporation, 591 Redwood Highway, Suite 3120, Mill Valley, CA 94941, or at any other address previously furnished in writing to the Trustee by the Issuer;

        (3) the Master Servicer or any Agent (other than in connection with the presentment of any Bonds) by the Issuer, the Trustee or the Servicers shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Master Servicer addressed to Wells Fargo Bank Minnesota, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Sequoia 7;

        (4) to the Bond Registrar for the purposes specified in the definition of "Corporate Trust Office" at the Corporate Trust Office of the Bond Registrar; or

        (5) any Rating Agency by the Trustee, the Issuer, the Master Servicer or the Servicers shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by such Rating Agency at the address specified therefor in the definition corresponding to the name of such Rating Agency.

        Section 12.05. NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.

        Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other

Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by any Bondholder shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

        Section 12.06. RULES BY TRUSTEE AND AGENTS.

        The Trustee may make reasonable rules for any meeting of Bondholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

        Section 12.07. CONFLICT WITH TRUST INDENTURE ACT.

        If this Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

        Section 12.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 12.09. SUCCESSORS AND ASSIGNS.

        All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 12.10. SEPARABILITY.

        In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 12.11. BENEFITS OF INDENTURE.

        Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

        Section 12.12. LEGAL HOLIDAYS.

        In any case where the date of any Payment Date, Redemption Date or any other date on which principal of, or interest on, any Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of, or interest on, any Bond, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

        Section 12.13. GOVERNING LAW.

        This Indenture and each Bond shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

        Section 12.14. COUNTERPARTS.

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        Section 12.15. RECORDING OF INDENTURE.

        This Indenture is subject to recording in any appropriate public recording office, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.12(c) or Section 3.06.

        Section 12.16. ISSUER OBLIGATION.

        No recourse may be taken, directly or indirectly, against (i) the Owner Trustee, (ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Owner Trustee or of any predecessor or successor of the Owner Trustee, (iii) any holder of a beneficial interest in the Issuer (solely in its capacity as such), (iv) any incorporator, subscriber to the capital stock, stockholder, partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer, (v) the Seller or any Affiliate thereof (other than the Issuer) or (vi) any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trustee with respect to the Issuer's obligation with respect to the Bonds or the obligation of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

        Section 12.17. INSPECTION.

        The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Trustee, during the Issuer's normal business hours, to examine all books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any reasonable expense incident to the exercise by the Trustee of any rights under this Section 12.17 shall be borne by the Issuer.

        Section 12.18. USURY.

        The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount shall be deemed to have been paid as a result of an error on the part of both the Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid.

        Section 12.19. NO PETITION.

        The Trustee and the Master Servicer, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they shall not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Operative Agreements.

        IN WITNESS WHEREOF, each party has caused this Indenture to be executed by its duly authorized officer or officers as of the day and year first above written.



                                      SEQUOIA MORTGAGE TRUST 7,
                                      as Issuer

                                      By: WILMINGTON TRUST COMPANY
                                      not in its individual capacity but solely
                                      as Owner Trustee


                                         By: ___________________________________
                                             Name:
                                             Title:


                                      HSBC BANK USA,
                                       as Trustee


                                      By: ______________________________________
                                          Authorized Officer

                                      WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION,
                                          as Master Servicer


                                      By: ______________________________________
                                          Authorized Officer

STATE OF DELAWARE     )
                      )  SS.:
COUNTY OF NEW CASTLE  )


        On the ____ day of __________ 200__, before me personally came __________________________, to me known, who being by me duly sworn did depose and say that she/he resides in _______________, that she/he is the ______________________ of __________________________, the corporation described in and which executed the above instrument and that she/he signed her/his name thereto by authority of the Board of Directors of said corporation.


[NOTARIAL SEAL]


                                               _________________________________
                                               Notary Public

STATE OF _________________   )
                             )  SS.:
COUNTY OF ________________   )


        On the ____ day of __________ 200__, before me, a notary public in and for said State, personally appeared ___________________________, known to me (or proved to me on the basis of satisfactory evidence) to be a ______ ______________ of ____________________________________, the ___________________
corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed it on behalf of said _____________________ corporation, and acknowledged to me that such ___________________ corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]


                                               _________________________________
                                               Notary Public

STATE OF _________________   )
                             )  SS.:
COUNTY OF ________________   )


        On the ____ day of __________ 200__, before me, a notary public in and for said State, personally appeared ___________________________, known to me (or proved to me on the basis of satisfactory evidence) to be a ______ ______________ of ____________________________________, the ___________________
corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed it on behalf of said _____________________ corporation, and acknowledged to me that such ___________________ corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]


                                               _________________________________
                                               Notary Public

                                    EXHIBIT I

                      LETTER AGREEMENT WITH THE DEPOSITORY

                                 [See Tab # __]

                                   EXHIBIT II

                          FORM OF FACE OF CLASS A BOND

                                 [See Tab # __]




                                     EII-1

                                   EXHIBIT III

                          FORM OF FACE OF CLASS X BONDS

                                 [See Tab # __]




                                     EIII-1

                                   EXHIBIT IV

                        FORM OF FACE OF SUBORDINATE BONDS

                                 [See Tab # __]




                                     EIV-1

                                    EXHIBIT V

                         FORM OF FACE OF CLASS A-R BOND

                                 [See Tab # __]

                                   EXHIBIT VI

                            FORM OF REVERSE OF BONDS

                                 [See Tab # __]




                                     EVI-1

                                   EXHIBIT VII

                  FORM OF INVESTMENT LETTER FOR HOLDERS OF THE

                                  PRIVATE BONDS

        1. The Purchaser is acquiring the [Class B-4] [Class B-5] [Class B-6] Bond (the "Bond") as principal for its own account for the purpose of investment [neither the Depositor nor any of its Affiliates need represent that it is acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

        2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Bonds and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended [Affiliates of the Depositor need not make this representation]. The Purchaser has been given such information concerning the Bond, the underlying mortgage loans and the Servicers as it has requested.

        3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Bond.

        4. The Purchaser understands that the Bond has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Servicers nor the Trustee is required to register the Bond and that any transfer must comply with Section 2.07 of the Indenture. In connection with any resale of the Bond, the Purchaser shall not make any general solicitation or advertisement.

        5. The Purchaser agrees that it will obtain from any purchaser of the Bond from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and in this paragraph 5.

        6. The Purchaser hereby directs the Trustee to register the Bond acquired by the Purchaser in the name of its nominee as follows: ____________.




                                     EVII-1

                                         Very truly yours,



                                         NAME OF PURCHASER



                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________





                                     EVII-2

                                  EXHIBIT VIII

                  FORM OF TRANSFER AFFIDAVIT FOR CLASS A-R BOND


STATE OF             )
                     ): ss.
COUNTY OF            )

        The undersigned, being first duly sworn, deposes and says as follows:

        1. The undersigned is an officer of _____________________ (the "Transferee"), a corporation duly organized and existing under the laws of the State of Delaware and on behalf of which the undersigned makes this affidavit.

        2. The Transferee is acquiring a beneficial ownership interest in Sequoia Mortgage Trust 7, Collateralized Mortgage Bond, Class A-R (the "Class A-R Bond"), issued pursuant to the Indenture, dated as of May 1, 2002 (the "Indenture"), by and among Sequoia Mortgage Trust 7, as Issuer (the "Issuer"), HSBC Bank USA, as Trustee (the "Trustee") and Wells Fargo Bank Minnesota, National Association, as Master Servicer and agent. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Indenture. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

        3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization. The Transferee is acquiring the Class A-R Bond either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the form as this affidavit attached hereto. The Transferee has no knowledge that any such affidavit is false.

        4. The Transferee has been advised of, and understands that: (i) a tax shall be imposed on any Transfer to Persons that are Disqualified Organizations;
(ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for Persons that are Disqualified Organizations, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

        5. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding the Class A-R Bond if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

        6. The Transferee has reviewed the provisions of Section 2.07 of the Indenture, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Class A-R Bond including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 2.07 of the




                                    EVIII-1

Indenture. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

        7. The Transferee does not have the intention to impede the assessment or collection of any income tax legally required to be paid with respect to the Class A-R Bond and the Transferee hereby acknowledges that the Class A-R Bond may generate tax liabilities in excess of the cash flow associated with the Class A-R Bond and intends to pay such taxes associated with the Class A-R Bond when it become due.

        8. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends and reasonably expects to have the ability to pay any taxes associated with the holding of the Class A-R Bond as it becomes due, fully realizing that it may incur tax liabilities in excess of any cash flows generated by the Class A-R Bond. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class A-R Bond to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

        9. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make a Transfer or cause any Transfer to any Person that the Transferee knows is a Disqualified Organization.

        10. That the Transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Bond in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Bond to it is in accordance with the requirements of the Code and the regulation promulgated thereunder and that such transfer of the Class A-R Bond will not be disregarded for federal income tax purposes.

        11. The following information as to the Transferee is true and correct:

        Address:
        Contact for Tax Matters:
        Phone Number:
        Form of Organization of Transferee:
        Transferee's Federal Tax Identification Number:
        Percentage of Residual Interest Acquired: __%
        Price Paid for Residual Interest:
        Date of Acquisition:
        If security is being registered in the name of a nominee, please state such name:

        12. [That the Transferee has computed any consideration paid to it to acquire the Class A-R Bond in accordance with proposed U.S. Treasury Regulations Sections 1.860E-1(c)(4)(iii) and 1.860E-1(c)(5) (or, after they have been finalized, the comparable final regulations) by computing present values using a discount rate equal to the applicable Federal rate prescribed by Section 1274(d) of the Code, compounded semi-annually.]

or

            [That the Transferee has computed any consideration paid to it to acquire the Class A-R Bond in accordance with proposed U.S. Treasury Regulations Sections 1.860E-




                                    EVIII-2

1(c)(4)(iii) and 1.860E-1(c)(5) (or, after they have been finalized, the comparable final regulations) by computing present values using a discount rate at least equal to the rate at which the Transferee regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties. The Transferee has provided all information necessary to demonstrate to the transferor that it regularly borrows at such rate.](1)



--------
(1) Insert appropriate paragraph.




                                    EVIII-3

        IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its _________________, by its duly authorized officer this _____ day of _____________.



                                        [NAME OF TRANSFEREE]

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________





                                    EVIII-4

STATE OF                )
                        ) ss.:
COUNTY OF               )

        Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the of _______________________________, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee. Subscribed and sworn before me this _______ of ___________.


                                           _____________________________________
                                           NOTARY PUBLIC



                                           My commission expires the ___________

                                           day of ________________________ 20__.






                                    EVIII-5

                                   EXHIBIT IX

                           ERISA REPRESENTATION LETTER

     (FOR TRANSFERS OF CLASS A-R, CLASS B-4, CLASS B-5 AND CLASS B-6 BONDS)

        The Purchaser is not an employee benefit plan or other retirement plan or arrangement (a "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or arrangement or using the assets of such a Plan or arrangement to acquire a [Class A-R] [Class B-4] [Class B-5] [Class B-6] Bond.

                                    EXHIBIT X

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        I. WITH RESPECT TO MORTGAGE LOANS PURCHASED UNDER THE MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT, DATED AS OF JUNE 27, 2001 (THE "CENDANT AGREEMENT"), AMONG REDWOOD TRUST, INC. ("REDWOOD TRUST"), AND CENDANT MORTGAGE CORPORATION (THE "CENDANT") AND BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST (FORMERLY KNOWN AS CENDANT RESIDENTIAL MORTGAGE TRUST) ("BISHOP'S GATE", AND TOGETHER WITH CENDANT, THE "SELLER/SERVICER"), AND THE ADDITIONAL COLLATERAL SERVICING AGREEMENT DATED AS OF JULY 27, 2001, BETWEEN CENDANT AND REDWOOD TRUST, AS PURCHASER (THE "ADDITIONAL COLLATERAL AGREEMENT").

               With respect to each Mortgage Loan, Redwood Trust hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to Pledged Mortgages (as such capitalized terms are defined in the Indenture), unless otherwise indicated. Capitalized terms are as defined in this
        Exhibit X (I) or in the Cendant Agreement.

        (i) Mortgage Loan as Described. Such Mortgage Loan complies with the terms and conditions set forth in the Cendant Agreement, and all of the information set forth with respect thereto on the Mortgage Loan Schedule is true and correct in all material respects;

        (ii) Complete Mortgage Files. The instruments and documents specified in
Section 2.02 of the Cendant Agreement with respect to such Mortgage Loan have been delivered in compliance with the requirements of Article II of the Cendant Agreement. Cendant is in possession of a Mortgage File respecting such Mortgage Loan, except for such documents as have been previously delivered to the Custodian;

        (iii) Mortgagee of Record. The Mortgage relating to such Mortgage Loan has been duly recorded in the appropriate recording office, and the applicable Seller/Servicer is the mortgagee of record of such Mortgage Loan and the indebtedness evidenced by the related Mortgage Note;

        (iv) Payments Current. All payments required to be made up to and including the Funding Date for such Mortgage Loan under the terms of the Mortgage Note have been made, such that such Mortgage Loan is not delinquent 30 days or more on the Funding Date. Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder during the twelve months preceding the Funding Date; and, if the Mortgage Loan is a Cooperative Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Cooperative Loan;

        (v) No Outstanding Charges. There are no delinquent taxes, insurance premiums, assessments, including assessments payable in future installments, or other outstanding charges affecting the Mortgaged Property related to such Mortgage Loan;

        (vi) Original Terms Unmodified. The terms of the Mortgage Note, the Mortgage and the Additional Collateral Agreement related to such Mortgage Loan (and the Proprietary Lease and the Pledge Instruments with respect to each Cooperative Loan,) have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage Loan Schedule;




                                      EX-1

        (vii) No Defenses. The Mortgage Note, the Mortgage and the Additional Collateral Agreement related to such Mortgage Loan (and the Acceptance of Assignment and Assumption of Lease Agreement related to each Cooperative Loan) are not subject to any right of rescission, set-off or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage (or the Additional Collateral Agreement), or the exercise of any right thereunder, render such Mortgage (or the Additional Collateral Agreement) unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto;

        (viii) Hazard Insurance. (a) All buildings upon the Mortgaged Property related to such Mortgage Loan are insured by an insurer acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of either Section 5.10 or
Section 5.11 of the Cendant Agreement. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the originator of such Mortgage Loan, its successors and assigns, as mortgagee. Such policies are the valid and binding obligations of the insurer, and, to the knowledge of Redwood Trust, all premiums thereon due to date have been paid. The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at such Mortgagor's cost and expense, and on such Mortgagor's failure to do so, authorizes the holder of such Mortgage to maintain such insurance at such Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor; or (b) in the case of a condominium or unit in a planned unit development ("PUD") project that is not covered by an individual policy, the condominium or PUD project is covered by a "master" or "blanket" policy and there exists and is in the Seller/Servicer's Mortgage File a certificate of insurance showing that the individual unit that secures the first mortgage is covered under such policy. The insurance policy contains a standard mortgagee clause naming the originator of such Mortgage Loan (and its successors and assigns), as insured mortgagee. Such policies are the valid and binding obligations of the insurer, and, to the knowledge of Redwood Trust, all premiums thereon have been paid. The insurance policy provides for advance notice to the Seller/Servicer if the policy is canceled or not renewed, or if any other change that adversely affects the Seller/Servicer's interests is made; the certificate includes the types and amounts of coverage provided, describes any endorsements that are part of the "master" policy and would be acceptable pursuant to the FNMA Guide;

        (ix) Compliance With Applicable Laws. All requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects;

        (x) No Satisfaction of Mortgage. The Mortgage related to such Mortgage Loan has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

        (xi) Valid First Lien. The Mortgage including any Negative Amortization, related to such Mortgage Loan is a valid, subsisting and enforceable perfected first lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property, which Mortgaged Property is free and clear of any encumbrances and liens having priority over the first lien of the Mortgage subject only to (a) the lien of current real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally, are referred to in the lender's title insurance policy and do not adversely affect the market




                                      EX-2
value or intended use of the related Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, or market value of the related Mortgaged Property; with respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Cooperative Corporation for unpaid assessments representing the obligor's pro rata share of the Cooperative Corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Acceptance of Assignment and Assumption of Lease Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Cooperative Project;

        (xii) Validity of Documents. The Mortgage Note and the Mortgage related to such Mortgage Loan (and the Acceptance of Assignment and Assumption of Lease Agreement with respect to each Cooperative Loan) are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles (regardless whether such enforcement is considered in a proceeding in equity or at law);

        (xiii) Valid Execution of Documents. All parties to the Mortgage Note and the Mortgage related to such Mortgage Loan had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note and the related Mortgage and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties; with respect to each Cooperative Loan, all parties to the Mortgage Note and the Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Acceptance of Assignment and Assumption of Lease Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement and the Assignment of Proprietary Lease and such documents have been duly and properly executed by such parties; each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative Corporation if the Seller/Servicer undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

        (xiv) Full Disbursement of Proceeds. Such Mortgage Loan has closed and the proceeds of such Mortgage Loan have been fully disbursed prior to the Funding Date; provided that, with respect to any Mortgage Loan originated within the previous 120 days, alterations and repairs with respect to the related Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 days of the origination of such Mortgage Loan, and, if so, such funds are held in escrow by the applicable Seller/Servicer, a title company or other escrow agent;

        (xv) Ownership. The Mortgage Note and the Mortgage related to such Mortgage Loan have not been assigned, pledged or otherwise transferred by Redwood Trust, in whole or in part, and Redwood Trust has good and marketable title thereto, and the Redwood Trust is the sole owner thereof (and with respect to any Cooperative Loan, the sole owner of the related Acceptance of Assignment and Assumption of Lease Agreement)and has full right and authority to transfer and sell such Mortgage Loan, and is transferring such Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;




                                      EX-3

        (xvi) Doing Business. All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located;

        (xvii) Title Insurance. (a) Such Mortgage Loan is covered by an ALTA lender's title insurance policy or short form title policy acceptable to FNMA and FHLMC (or, in jurisdictions where ALTA policies are not generally approved for use, a lender's title insurance policy acceptable to FNMA and FHLMC), issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses (11)(a) and (b) above) the applicable Seller/Servicer, its successors and assigns as to the first priority lien of the related Mortgage in the original principal amount of such Mortgage Loan including any Negative Amortization and in the case of ARM Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Note Rate and Monthly Payment. Additionally, either such lender's title insurance policy affirmatively insures that there is ingress and egress to and from the Mortgaged Property or the Seller/Servicer warrants that there is ingress and egress to and from the Mortgaged Property and the lender' s title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey. The applicable Seller/Servicer is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Cendant Agreement and will inure to the benefit of Redwood Trust without any further act. No claims have been made under such lender's title insurance policy, neither the applicable Seller/Servicer, nor to the best of Redwood Trust's knowledge, any prior holder of the related Mortgage has done, by act or omission, anything that would impair the coverage of such lender's insurance policy, and there is no act, omission, condition, or information that would impair the coverage of such lender's insurance policy;
(b) The mortgage title insurance policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of FNMA and FHLMC;

        (xviii) No Defaults. (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, and Additional Collateral Agreement or any other agreements, documents, or instruments related to such Mortgage Loan; (b) to the best of the Redwood Trust's knowledge, there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is (1) not in default under any other Mortgage Loan or (2) the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; (e) in no event has the applicable Seller/Servicer waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note, and Additional Collateral Agreement or any other agreements, documents, or instruments related to such Mortgage Loan; and (f) with respect to each Cooperative Loan, there is no default in complying with the terms of the Mortgage Note, the Acceptance of Assignment and Assumption of Lease Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Seller/Servicer has the right under the terms of the Mortgage Note, Acceptance of Assignment and Assumption of Lease Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;




                                      EX-4

        (xix) No Mechanics' Liens. As of the date of origination of such Mortgage Loan, there were no mechanics' or similar liens, except such liens as are expressly insured against by a title insurance policy, or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

        (xx) Location of Improvements; No Encroachments. As of the date of origination of such Mortgage Loan, to the best of Redwood Trust's knowledge, all improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property except as permitted under the terms of the FNMA Guide and the FHLMC Selling Guide; to the best of Redwood Trust's knowledge, no improvement located on or part of any Mortgaged Property is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities;

        (xxi) Origination; Payment Terms. Principal payments on such Mortgage Loan commenced or will commence no more than 60 days after funds were disbursed in connection with such Mortgage Loan. If the interest rate on the related Mortgage Note is adjustable, the adjustment is based on the Index set forth on the related Mortgage Loan Schedule. The related Mortgage Note is payable on the first day of each month in arrears, in accordance with the payment terms described on the related Mortgage Loan Schedule. With respect to any Mortgage Loan subject to Negative Amortization the Monthly Payments are sufficient during the period following each Payment Adjustment Date to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the original term thereof in accordance with the terms and conditions set forth in the Mortgage Note;

        (xxii) Due On Sale. Except as noted otherwise on the Mortgage Loan Schedule, the related Mortgage contains the usual and customary "due-on-sale" clause or other similar provision for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is sold or transferred without the prior consent of the mortgagee thereunder;

        (xxiii) Prepayment Penalty. Except as noted otherwise on the Mortgage Loan Schedule, such Mortgage Loan is not subject to any Prepayment Penalty;

        (xxiv) Mortgaged Property Undamaged; No Condemnation. To the best of Redwood Trust's knowledge, as of the Funding Date, the related Mortgaged Property (and with respect to a Cooperative Loan, the related Cooperative Project and Cooperative Unit) is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

        (xxv) Customary Provisions. The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure;

        (xxvi) Conformance With Underwriting Standards. Such Mortgage Loan was underwritten in accordance with the Cendant Guide;




                                      EX-5

        (xxvii) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property on forms and with riders approved by FNMA and FHLMC, signed prior to the approval of such Mortgage Loan application by an appraiser, duly appointed by the originator of such Mortgage Loan, whose compensation is not affected by the approval or disapproval of such Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC for appraisers. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

        (xxviii) Deeds of Trust. If the related Mortgage constitutes a deed of trust, then a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable to the trustee under such deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

        (xxix) LTV; Primary Mortgage Insurance Policy. Except with respect to Additional Collateral Mortgage Loans (as defined in Exhibit 11 to the Cendant Agreement), if such Mortgage Loan had a Loan-to-Value Ratio of more than 80% at origination, such Mortgage Loan is and will be subject to a Primary Insurance Policy issued by a Qualified Mortgage Insurer, which insures the applicable Seller/Servicer, its successors and assigns and insureds in the amount set forth on the Mortgage Loan Schedule; provided that, a Primary Mortgage Insurance Policy will not be required for any Cooperative Loan if (i) the proceeds of such Cooperative Loan were used to purchase a Cooperative Unit at the "insider's price" when the building was converted to a Cooperative Corporation, (ii) the value of the Cooperative Unit for purposes of establishing the LTV at origination was such "insider's price", (iii) the principal amount of the Cooperative Loan at origination was not more than 100% of such "insider's price" and (iv) the LTV at origination, as calculated using the Appraised Value at origination, was less than or equal to 80%. To the knowledge of Redwood Trust, all provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and, to the knowledge of Redwood Trust, all premiums due thereunder have been paid. Any related Mortgage subject to any such Primary Insurance Policy (other than a "lender-paid" Primary Insurance Policy) obligates the Mortgagor thereunder to maintain such insurance for the time period required by law and to pay all premiums and charges in connection therewith. As of the date of origination, the Loan-to-Value Ratio of such Mortgage Loan is as specified in the applicable Mortgage Loan Schedule;

        (xxx) Occupancy. As of the date of origination of such Mortgage Loan, to the best of Redwood Trust's knowledge, the related Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

        (xxxi) Supervision and Examination by a Federal or State Authority. Each Mortgage Loan either was (a) closed in the name of the Cendant Mortgage, or (b) closed in the name of another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or an institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a "HUD Approved Mortgagee"), and was so at the time such Mortgage Loan was originated (Cendant Mortgage or such other entity, the "Originator") or (c) closed in the name of a loan broker under the circumstances described in the following sentence. If such Mortgage Loan was originated through a loan broker, such Mortgage Loan met the Originator's underwriting criteria at the time of origination and was originated in accordance with the Originator's




                                      EX-6
policies and procedures and the Originator acquired such Mortgage Loan from the loan broker contemporaneously with the origination thereof. The Mortgage Loans that Bishops' Gate Residential Mortgage Trust sold to Redwood Trust were originated by or on behalf of Cendant Mortgage and subsequently assigned to the Bishops' Gate Residential Mortgage Trust.

        (xxxii) Adjustments. All of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage; all such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

        (xxxiii) Insolvency Proceedings; Soldiers' and Sailors' Relief Act. To the best of Redwood Trust's knowledge, the related Mortgagor (1) is not the subject of any Insolvency Proceeding; and (2) has not requested any relief allowed to such Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

        (xxxiv) FNMA/FHLMC Documents. Such Mortgage Loan was closed on standard FNMA or FHLMC documents or on such documents otherwise acceptable to them;

        (xxxv) Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller/Servicer, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

        (xxxvi) The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

        (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;

        (xxxviii) Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature. With respect to any Mortgage Loan with a balloon payment feature, the Mortgage Note is payable in Monthly Payments based on a thirty year amortization schedule and has a final Monthly Payment substantially greater than the proceeding Monthly Payment which is sufficient to amortize the remaining principal balance of the Mortgage Loan;

        (xxxix) If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the Cendant Guide;

        (xl) No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994;




                                      EX-7

        (xli) Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

        (xlii) Redwood Trust has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgage Property (or with respect to a Cooperative Loan, the Acceptance of Assignment and Assumption of Lease Agreement, the Cooperative Unit or the Cooperative Project), the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

        (xliii) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

        (xliv) To the best of Redwood Trust's knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller/Servicer nor, to Redwood Trust's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

        (xlv) Unless otherwise disclosed in the Offering Materials or the Mortgage Loan Schedule, no Mortgage Loan is subject to negative amortization;

        (xlvi) With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to FNMA and qualified to do business in the jurisdiction where the Cooperative Unit is located;

        (xlvii) With respect to each Cooperative Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and
(iv) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement;

        (xlviii) With respect to each Cooperative Loan, each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Mortgagor or its designee establishes in the Mortgagor a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Mortgagor has full right to sell and assign the same;

        (xlix) With respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby. The Acceptance of Assignment and Assumption of Lease Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof;




                                      EX-8

        (l) No fraud, error, omission, misrepresentation, or negligence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation, the Mortgagor, any appraiser, any builder or developer or any other party involved in the origination of the Mortgage Loan; and

        (li) The Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. All requirements for transferring coverage under the Surety Bond in respect of such Additional Collateral Mortgage Loans to the Trustee (as defined in the Indenture) shall be complied with.

        II. Mortgage Loans Purchased under the Master Mortgage Loan Purchase Agreement dated as of August 1, 2001 between Redwood Trust, Inc. ("Redwood Trust") and Morgan Stanley Dean Witter Credit Corporation (the "Seller/Servicer") (the "Morgan Agreement").

               With respect to each Mortgage Loan, Redwood Trust hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to Initial Pledged Mortgages and the Subsequent Transfer Date with respect to Subsequent Pledged Mortgages (as such capitalized terms are defined in the Indenture), unless otherwise indicated. Capitalized terms are as defined in this Exhibit X (II) or in the Morgan Agreement.

        (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects;

        (ii) As of the Closing Date, the Mortgage Loan is not delinquent more than 29 days, the Mortgage Loan has never been delinquent for more than 59 days and the Mortgage Loan has not been dishonored. To Redwood Trust's knowledge, there are no material defaults under the terms of the Mortgage Loan. The Seller/Servicer has not advanced funds, or induced or, solicited any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

        (iii) With respect to those Mortgage Loans which are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, all escrow deposits have been collected, are under the control of the Seller/Servicer, and have been applied by the Seller/Servicer to the payment of such items in a timely fashion, in accordance with such Mortgage. There exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been met. With respect to those Mortgage Loans for which escrow deposits are not required, to Redwood Trust's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property;

        (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Trustee Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except by operation of law or in connection with an assumption agreement which assumption agreement is part of the Trustee Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;




                                      EX-9

        (v) Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and, to Redwood Trust's knowledge, no such right of recission, set-off, counterclaim or defense has been asserted by any Person with respect thereto;

        (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to standard property insurance policies in compliance with the Seller/Servicer's policies as from time to time in effect. On the date of origination, all such property policies were in effect, and contained a standard mortgage clause naming the Seller/Servicer or the originator of the Mortgage Loan and their respective successors in interest as mortgagee; to the knowledge of Redwood Trust, such policy and clause or a replacement is in effect and, to Redwood Trust's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994. The Mortgage obligates the Mortgagor to maintain such insurance and authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense should the Mortgagor fail to do so and to seek reimbursement therefor from the Mortgagor;

        (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal or state law, including usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Seller/Servicer as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

        (viii) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule);

        (ix) Ownership of the Mortgaged Property is held in fee simple or leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate: (i) the lease is valid, in full force and effect, and conforms to all of Fannie Mae's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fourth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property securing the Mortgage Note's original principal balance. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage, subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) liens, covenants, conditions and restrictions, rights of way, easements and other matters reflected in the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are referred to (specifically or




                                     EX-10
generally) in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in such title insurance policy or the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and
(3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. With respect to each Cooperative Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Cooperative Apartment securing the related Mortgage Note subject only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related proprietary lease for the Cooperative Apartment may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building;

        (x) The Mortgage Note and the related Mortgage are genuine and are in proper form to constitute a legal, valid and binding obligation of the maker thereof in all material respects, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and assuming that the maker thereof had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. An obligor of the debt evidenced by the Mortgage Note is a natural person. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements in the Mortgage as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

        (xi) Redwood Trust has good title to, and the full right to transfer and sell, the Mortgage Loan and the Mortgage Note free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest including, to the knowledge of Redwood Trust, any lien, claim or other interest arising by operation of law;

        (xii) The Mortgage Loan is covered by either an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix) (1), (2) and (3) above) to the Seller/Servicer, its successors and assigns, the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Seller/Servicer is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Trustee (as defined in the Indenture) or the assignment to such Trustee of the Seller/Servicer's interest does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the Morgan Agreement. To Redwood Trust's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;




                                     EX-11

        (xiii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and, to Redwood Trust's knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan Payment which is not late by more than 30 days, and the Seller/Servicer has not waived any default, breach, violation or event permitting acceleration;

        (xiv) To Redwood Trust's knowledge, all material improvements subject to the Mortgage, lie wholly within the boundaries and building restrictions lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties materially encroach upon the Mortgaged Property, except those which are insured against by the title insurance policy referred to in paragraph (xii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

        (xv) The Mortgage Loan (unless designated as originated by others on any Mortgage Loan Schedule) was originated by the Seller/Servicer (or the corporate predecessor of the Seller/Servicer), and at the time of each such origination of such Mortgage Loan the Seller/Servicer was (unless designated as "originated prior to HUD approval" on any Mortgage Loan Schedule) a mortgagee approved by the Secretary of Housing and Urban Development (the "Secretary") pursuant to Sections 203 and 211 of the National Housing Act. Each such Mortgage Loan was underwritten in accordance with the Underwriting Guide as in effect at the time of origination, except to the extent the Seller/Servicer believed as such time that a variance from such Underwriting Guide was warranted by compensating factors. The Mortgage contains the usual and customary provision of the Seller/Servicer, if any, in the applicable jurisdiction at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder;

        (xvi) The Mortgaged Property at origination or acquisition was and, to Redwood Trust's knowledge, is free of material damage and waste and at origination there was, and to Redwood Trust's knowledge there is, no proceeding pending for the total or partial condemnation thereof;

        (xvii) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby;

        (xviii) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves as named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

        (xix) With respect to the Mortgage Loan, there is an appraisal on a Fannie Mae-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act of 1989 and that was signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the Seller/Servicer or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan;




                                     EX-12

        (xx) The Mortgage Loan contains no "subsidized buydown" or graduated payment features;

        (xxi) The Mortgaged Property has a single-family (one to four-unit) dwelling residence erected thereon, or is an individual condominium unit in a condominium, or a Cooperative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by Fannie Mae. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

        (xxii) Except as set forth on the Mortgage Loan Schedule the Mortgage Loan is not a Converted Mortgage Loan. The Mortgage Loan does not provide for negative amortization;

        (xxiii) The Mortgage Loan does not have an original term in excess of thirty (30) years and one month;

        (xxiv) If the Mortgage Loan is a Cooperative Loan, (a) there is no provision in any proprietary lease which requires the Mortgagor to offer for sale the cooperative shares owned by such Mortgagor first to the cooperative,
(b) there is no prohibition in the proprietary lease against pledging the cooperative shares or assigning the proprietary lease, (c) to Redwood Trust's knowledge, the Cooperative Apartment is lawfully occupied under applicable law, and (d) to Redwood Trust's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Cooperative Apartment and the related project have been made or obtained from the appropriate authorities;

                      (xxv) There has been no fraud, material misrepresentation
               or deceit on the part of any Mortgagor or any third party in connection with the Mortgage Loan (including the application, processing, appraisal and origination) which would cause a material economic loss to the owner of the Mortgage Loan, including, but not limited to, material misrepresentation of such Mortgagor's income, funds on deposit or employment;

                      (xxvi) The origination, collection and other servicing
               practices used by the Seller/Servicer with respect to the Mortgage Loans are in compliance with all material requirements of applicable laws and regulations;

                      (xxvii) The Seller/Servicer shall cause to be maintained
               for each Mortgage Loan primary hazard insurance with extended coverage on the related mortgage property in an amount equal to the lessor of (i) full replacement value of improvements and (ii) the outstanding principal balance;

        (xxviii) Redwood Trust has no knowledge of any homestead or other exemption available to the mortgagor which would interfere with the right to sell the mortgage property at trustee's sale or the right to foreclose the mortgage;

        (xxix) At the time of origination of such Mortgage Loan, and thereafter, all material requirements of any federal, state or local law including usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Seller/Servicer as the originator of the Mortgage Loan have been complied with in all material respects; and

        (xxx) The Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. The Seller/Servicer will




                                     EX-13
deliver to the Surety Bond issuer an "Assignment and Notice of Transfer" in the form of Attachment to the Surety Bond, or any other similar instrument required to be delivered under the Surety Bond, executed by the Seller/Servicer and Redwood Trust, and that all other requirements for transferring coverage under the Surety Bond in respect of such Additional Collateral Mortgage Loans to the Trustee (as defined in the Indenture) shall be complied with.

III. WITH RESPECT TO MORTGAGE LOANS PURCHASED UNDER THE MORTGAGE LOAN FLOW PURCHASE, SALE AND SERVICING AGREEMENT, DATED AS OF FEBRUARY 1, 2002, BETWEEN REDWOOD TRUST AND GREENPOINT MORTGAGE FUNDING, INC. (THE "SELLER") (THE "GREENPOINT AGREEMENT")

            With respect to each Mortgage Loan, Redwood Trust hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to Initial Pledged Mortgages and the Subsequent Transfer Date with respect to Subsequent Pledged Mortgages (as such capitalized terms are defined in the Indenture), unless otherwise indicated. Capitalized terms are as defined in this Exhibit X (III) or in the GreenPoint Agreement.

        (i) The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-Off Date;

        (ii) The Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and, with respect to any Mortgage Loan for which an appraisal was made prior to the Cut-Off Date, either
(A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and
(C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

        (iii) The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. To Redwood Trust's knowledge, there are no defaults under the terms of the Mortgage Loan; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

        (iv) To Redwood Trust's knowledge, there are no delinquent taxes which are due and payable, ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;




                                     EX-14

        (v) The terms of the Mortgage Note of the related Mortgagor and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Purchaser, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

        (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to Redwood Trust's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

        (vii) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac. All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest as loss payee and such clause is still in effect and, to Redwood Trust's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

        (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

        (ix) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

        (x) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such




                                     EX-15
parties. The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

        (xi) Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

        (xii) The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in clause (b) (1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the GreenPoint Agreement. To Redwood Trust's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

        (xiii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and, to Redwood Trust's knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

        (xiv) To the best of Redwood Trust's knowledge, there are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

        (xv) To Redwood Trust's knowledge, all improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

        (xvi) The Mortgage Loan was originated by the Seller or by an eligible correspondent of the Seller. The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the Seller's underwriting standards attached to the GreenPoint Agreement as Exhibit G. The Mortgage Notes and Mortgages are on forms acceptable to Fannie Mae or Freddie Mac;




                                     EX-16

        (xvii) The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder. The Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain "graduated payment" features;

        (xviii) The Mortgaged Property at origination of the Mortgage Loan was and, to Redwood Trust's knowledge, currently is free of damage and waste and at origination of the Mortgage Loan there was, and, to Redwood Trust's knowledge, there currently is, no proceeding pending for the total or partial condemnation thereof;

        (xix) The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure;

        (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

        (xxi) If required by the applicable processing style, the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a qualified appraiser satisfying the requirements of Title XI of The Financial Institutions Reform, and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder, that is acceptable to Fannie Mae or Freddie Mac and approved by the Seller. The appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;

        (xxii) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations, national banks, a Federal Home Loan Bank or the Federal Reserve Bank, or (4) not doing business in such state;

        (xxiii) To the best of Redwood Trust's knowledge, there does not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, to cause the Mortgage Loan to become delinquent, or to materially adversely affect the value or marketability of the Mortgage Loan;

        (xxiv) Each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or a




                                     EX-17
townhouse, or an individual condominium unit in a condominium project or an individual unit in a planned unit development. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise "warrantable" with respect thereto. No such residence is a mobile home or manufactured dwelling;

        (xxv) The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan (the "Loan-to-Value Ratio") is not in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae or Freddie Mac;

        (xxvi) The Seller is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

        (xxvii) The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been legal in all material respects. With respect to escrow deposits and payments that the Seller collects, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

        (xxviii) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of the Seller; and

        (xxix) No Mortgage Loan contains a provision whereby the related Mortgagor can convert the related Mortgage Loan to a fixed rate instrument.

IV. WITH RESPECT TO MORTGAGE LOANS PURCHASED UNDER THE MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT BETWEEN GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("GREENWICH") AND HOMEBANC MORTGAGE CORPORATION DATED AS OF NOVEMBER 1, 2001 (THE "HOMEBANC PURCHASE AGREEMENT") AND THE SERVICING AGREEMENT, DATED AS OF MARCH 1, 2002 BETWEEN GREENWICH AND ALLIANCE MORTGAGE COMPANY AND AMENDED BY AMENDMENT NO. ONE THERETO, DATED AS OF APRIL 1, 2002 (COLLECTIVELY, THE "ALLIANCE SERVICING AGREEMENT" AND TOGETHER WITH THE HOMEBANC PURCHASE AGREEMENT, THE "HOMEBANC/ALLIANCE AGREEMENTS").

            With respect to each Mortgage Loan, Redwood Trust hereby makes the following representations and warranties. Such representations and warranties speak as of the Closing Date with respect to Pledged Mortgages (as such capitalized terms are defined in the Indenture), unless otherwise indicated. Capitalized terms are as defined in this Exhibit X (IV) or in the HomeBanc Purchase Agreement.




                                     EX-18

        (i) The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

        (ii) The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct, provided, however, that in the event of any conflict between the terms of any Confirmation and the HomeBanc Purchase Agreement, the terms of the HomeBanc Purchase Agreement shall control;

        (iii) All payments required to be made up to the close of business on the Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since the origination of the Mortgage Loan;

        (iv) To Redwood Trust's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

        (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

        (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and, to Redwood Trust's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

        (vii) All buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and, to Redwood Trust's knowledge, all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by




                                     EX-19
the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

        (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

        (ix) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

        (x) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

        (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

        (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

        (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the




                                     EX-20

Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

        (xiv) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

        (xv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

        (xvi) The Mortgage Loan is covered by an American Land Title Association ("ALTA") lender's title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to FNMA and FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the HomeBanc Purchase Agreement. To Redwood Trust's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

        (xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and, to Redwood Trust's knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

        (xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

        (xix) Except to the extent affirmatively insured under an ALTA lender's title insurance policy issued in conformance with subsection (xv) above, to Redwood Trust's knowledge, all improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property;




                                     EX-21

        (xx) The Mortgage Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

        (xxi) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the related Confirmation. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

        (xxii) The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed;

        (xxiii) To Redwood Trust's knowledge, the Mortgaged Property is free of damage and waste and, to Redwood Trust's knowledge, there is no proceeding pending for the total or partial condemnation thereof;

        (xxiv) The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

        (xxv) The Mortgage Loan was underwritten in accordance with the underwriting standards of the Seller in effect at the time the Mortgage Loan was originated which underwriting standards satisfy the standards of FNMA and FHLMC; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

        (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;




                                     EX-22

        (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

        (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

        (xxix) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

        (xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

        (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

        (xxxii) Redwood Trust has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

        (xxxiii) No Mortgage Loan had an LTV at origination in excess of 95%. Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by FNMA. To the knowledge of Redwood Trust, all provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and, to the knowledge of Redwood Trust, all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all




                                     EX-23
premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

        (xxxiv) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

        (xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

        (xxxvi) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

        (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

        (xxxviii) No Mortgage Loan has a balloon payment feature;

        (xxxix) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of FNMA and FHLMC; (xl) No Mortgage Loan which is a Cash-out Refinancing was originated in the State of Texas;

        (xli) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Seller;

        (xlii) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

        (xliii) To the best of Redwood Trust's knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to Redwood Trust's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

        (xliv) The Seller shall, at its own expense, cause each Mortgage Loan to be covered by a Tax Service Contract which is assignable to the Purchaser or its designee; provided however,




                                     EX-24
that if the Seller fails to purchase such Tax Service Contract, the Seller shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;

        (xlv) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

        (xlvi) No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 ("HOEPA"); and

        (xlvii) No predatory or deceptive lending practices, including but not limited to, the extension of credit to the mortgagor without regard for the mortgagor's ability to repay the Mortgage Loan and the extension of credit to the mortgagor which has no apparent benefit to the mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan.




                                     EX-25

                                   EXHIBIT XI

                          LIST OF SERVICING AGREEMENTS


1. The Mortgage Loan Flow Purchase, Sale & Servicing Agreement among Redwood Trust, Inc. ("Redwood"), Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), dated June 27, 2001, and the Additional Collateral Servicing Agreement between Redwood and Cendant Mortgage Corporation, dated July 27, 2001, each as modified by the related Acknowledgements.

2. The Master Servicing Agreement between Redwood and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2001, as modified by the related Acknowledgements.

3. The Master Mortgage Loan Purchase and Interim Servicing Agreement between Greenwich Capital Financial Products, Inc. ("Greenwich") and HomeBanc Mortgage Corporation, dated as of November 1, 2001, and the Servicing Agreement, dated as of March 1, 2002, between Greenwich and Alliance Mortgage Company and amended by Amendment No. One thereto, dated as of April 1, 2002, each as modified by the related Acknowledgements.

4. The Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of February 1, 2002, between Redwood and GreenPoint Mortgage Funding, Inc. as modified by the related Acknowledgements.

                                   EXHIBIT XII

                           LIST OF PURCHASE AGREEMENTS


1. The Mortgage Loan Flow Purchase, Sale & Servicing Agreement among Redwood Trust, Inc. ("Redwood"), Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), dated June 27, 2001, as modified by the related Acknowledgements.

2. The Master Mortgage Loan Purchase Agreement between Redwood and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2001, as modified by the related Acknowledgements.

3. The Master Mortgage Loan Purchase and Interim Servicing Agreement between Greenwich Capital Financial Products, Inc. and HomeBanc Mortgage Corporation, dated as of November 1, 2001, as modified by the related Acknowledgements.

4. The Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of February 1, 2002, between Redwood and GreenPoint Mortgage Funding, Inc., as modified by the related Acknowledgements.

                                  EXHIBIT XIII

                      LIST OF LIMITED PURPOSE SURETY BONDS


1. Ambac Assurance Corporation Surety Bond No. AB0039BE, issued February 26, 1996, for Merrill Lynch Credit Corporation loans.

2. Ambac Assurance Corporation Surety Bond No. AB0240BE, issued March 17, 1999, for Morgan Stanley Dean Witter Credit Corporation loans.